UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3583

Fidelity Mt. Vernon Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2018

Item 1.

Reports to Stockholders

Fidelity® Growth Company Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	6.19%	14.12%	18.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund, on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$54,572	Fidelity® Growth Company Fund
$45,893	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Steven Wymer:  For the fiscal year, the fund's share classes gained about 6%, behind the 8.14% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, security selection within the health care sector was by far the biggest detractor, primarily a result of choices and a sizable overweighting in the biotechnology, pharmaceuticals & life sciences segment. Included was Alnylam Pharmaceuticals (-40%), a biopharma company focused on the innovative area of RNA-interference therapies for genetic diseases. In information technology, chipmaker Nvidia (-18%) was the fund’s largest holding, on average, the past 12 months and also our biggest individual detractor. The stock was hurt by excessive supply in the firm’s video gaming card business in the wake of the robust wave of crypto mining the past year. In addition, Nvidia’s data center business, while strong and well-positioned, experienced slowing growth, partly due to a slowdown in cloud spending. Conversely, security selection in consumer discretionary helped relative performance, as did an overweighing here. Yoga-inspired athletic retailer lululemon athletica (+98%) was our top individual contributor versus the benchmark. The stock benefited from the company’s strong financial results this period, supported by enhanced online capabilities and improved offerings. Cloud-computing enterprise software provider Salesforce.com (+37%) also notably contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Amazon.com, Inc.	6.8
Apple, Inc.	5.2
NVIDIA Corp.	5.0
Alphabet, Inc. Class A	4.1
Salesforce.com, Inc.	3.4
Microsoft Corp.	3.3
Facebook, Inc. Class A	2.4
lululemon athletica, Inc.	2.3
Alphabet, Inc. Class C	2.2
adidas AG	1.7
36.4

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	32.6
Consumer Discretionary	20.3
Health Care	18.4
Communication Services	13.6
Industrials	5.2

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	97.5%
Convertible Securities	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 9.0%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
COMMUNICATION SERVICES - 13.0%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	1,189,892	$71,750
Entertainment - 3.2%
Activision Blizzard, Inc.	6,113,406	304,937
Electronic Arts, Inc. (a)	1,473,579	123,884
Lions Gate Entertainment Corp.:
Class A	95,549	1,855
Class B	82,622	1,490
Live Nation Entertainment, Inc. (a)	1,148,030	63,922
NetEase, Inc. ADR	200,899	45,618
Netflix, Inc. (a)	1,997,541	571,556
Nintendo Co. Ltd.	109,900	33,425
The Walt Disney Co.	1,434,760	165,700
		1,312,387
Interactive Media & Services - 8.9%
Alphabet, Inc.:
Class A (a)	1,508,185	1,673,557
Class C (a)	804,164	880,101
Facebook, Inc. Class A (a)	7,101,601	998,556
Match Group, Inc. (b)	206,831	8,329
Snap, Inc. Class A (a)(b)	6,452,292	42,004
Tencent Holdings Ltd.	1,103,800	44,128
Twitter, Inc. (a)	465,976	14,655
		3,661,330
Media - 0.3%
Comcast Corp. Class A	2,716,521	105,971
Turn, Inc. (Escrow) (a)(c)(d)	984,774	655
		106,626
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	2,589,899	177,279

TOTAL COMMUNICATION SERVICES		5,329,372

CONSUMER DISCRETIONARY - 20.1%
Auto Components - 0.0%
Garrett Motion, Inc. (a)(b)	127,964	1,472
Automobiles - 1.5%
Tesla, Inc. (a)(b)	1,808,427	633,817
Hotels, Restaurants & Leisure - 0.9%
Chipotle Mexican Grill, Inc. (a)	39,385	18,637
Hyatt Hotels Corp. Class A	230,053	16,405
Marriott International, Inc. Class A	118,697	13,654
McDonald's Corp.	384,851	72,548
Planet Fitness, Inc. (a)	332,941	18,385
Shake Shack, Inc. Class A (a)	162,238	9,012
Starbucks Corp.	2,177,217	145,264
YETI Holdings, Inc.	633,918	10,675
Yum China Holdings, Inc.	1,204,287	43,150
Yum! Brands, Inc.	119,816	11,049
		358,779
Household Durables - 0.7%
iRobot Corp. (a)(b)	1,181,074	112,674
Roku, Inc. (a)	3,579,213	145,853
Roku, Inc. Class A (a)(b)	605,178	24,661
Sony Corp. sponsored ADR	123,192	6,507
		289,695
Internet & Direct Marketing Retail - 9.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,001,910	161,167
Amazon.com, Inc. (a)	1,650,086	2,788,938
Ctrip.com International Ltd. ADR (a)	472,270	13,625
eBay, Inc. (a)	489,582	14,614
Etsy, Inc. (a)	183,195	9,900
Expedia, Inc.	293,464	35,448
JD.com, Inc. sponsored ADR (a)	3,159,305	67,072
The Booking Holdings, Inc. (a)	96,571	182,701
The Honest Co., Inc. (a)(c)(d)	39,835	458
Wayfair LLC Class A (a)(b)	4,099,636	435,381
Zozo, Inc.	640,700	14,252
		3,723,556
Leisure Products - 0.1%
Callaway Golf Co.	1,871,706	32,062
Multiline Retail - 0.4%
Dollar General Corp.	267,799	29,723
Dollar Tree, Inc. (a)	875,342	75,953
Target Corp.	664,180	47,130
		152,806
Specialty Retail - 1.6%
Home Depot, Inc.	1,878,105	338,660
L Brands, Inc.	132,742	4,395
Lowe's Companies, Inc.	1,459,509	137,734
RH (a)(b)	1,073,356	124,660
TJX Companies, Inc.	1,396,218	68,205
		673,654
Textiles, Apparel & Luxury Goods - 5.8%
adidas AG	3,196,966	705,037
Allbirds, Inc. (c)(d)	61,486	3,372
Canada Goose Holdings, Inc. (a)	1,519,270	102,180
Kering SA	123,575	53,721
lululemon athletica, Inc. (a)(e)	7,235,213	959,027
NIKE, Inc. Class B	2,049,785	153,980
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	9,047,844	244,292
Tory Burch LLC:
Class A (c)(d)(f)	950,844	57,678
Class B (c)(d)(f)	324,840	20,662
Under Armour, Inc. Class C (non-vtg.) (a)(b)	747,344	16,688
VF Corp.	370,442	30,113
		2,346,750

TOTAL CONSUMER DISCRETIONARY		8,212,591

CONSUMER STAPLES - 4.7%
Beverages - 2.2%
Fever-Tree Drinks PLC	1,644,066	50,111
Keurig Dr. Pepper, Inc.	4,569,194	123,368
Monster Beverage Corp. (a)	6,218,389	371,113
PepsiCo, Inc.	884,470	107,852
The Coca-Cola Co.	5,013,941	252,703
		905,147
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	835,967	193,342
Kroger Co.	6,999,248	207,598
		400,940
Food Products - 0.3%
Kellogg Co.	79,997	5,092
Lamb Weston Holdings, Inc.	753,321	57,780
Mondelez International, Inc.	1,053,345	47,379
The Hershey Co.	179,903	19,483
The Kraft Heinz Co.	248,373	12,697
		142,431
Household Products - 0.2%
Church & Dwight Co., Inc.	727,958	48,184
Colgate-Palmolive Co.	312,361	19,841
Kimberly-Clark Corp.	89,222	10,294
		78,319
Personal Products - 0.4%
Coty, Inc. Class A	5,666,476	47,258
Godrej Consumer Products Ltd.	451,576	4,865
Herbalife Nutrition Ltd. (a)	1,576,401	90,249
Unilever NV (Certificaten Van Aandelen) (Bearer)	614,874	34,122
		176,494
Tobacco - 0.6%
Altria Group, Inc.	2,801,597	153,612
JUUL Labs, Inc. Class A (c)(d)	44,067	9,474
Philip Morris International, Inc.	842,388	72,892
		235,978

TOTAL CONSUMER STAPLES		1,939,309

ENERGY - 1.8%
Energy Equipment & Services - 0.1%
Baker Hughes, a GE Co. Class A	1,841,491	42,023
Halliburton Co.	494,825	15,552
		57,575
Oil, Gas & Consumable Fuels - 1.7%
Anadarko Petroleum Corp.	467,764	24,745
Cabot Oil & Gas Corp.	1,943,259	48,892
Concho Resources, Inc. (a)	409,372	53,358
Continental Resources, Inc. (a)	402,015	18,380
Devon Energy Corp.	268,650	7,262
EOG Resources, Inc.	1,727,427	178,460
Hess Corp.	521,160	28,085
Noble Energy, Inc.	1,232,872	29,268
Oasis Petroleum, Inc. (a)	1,884,753	13,457
Occidental Petroleum Corp.	675,457	47,464
PDC Energy, Inc. (a)	383,674	13,022
Pioneer Natural Resources Co.	587,236	86,764
Range Resources Corp.	1,596,508	23,229
Reliance Industries Ltd.	5,022,380	84,191
Southwestern Energy Co. (a)	607,920	2,930
Valero Energy Corp.	482,684	38,566
		698,073

TOTAL ENERGY		755,648

FINANCIALS - 2.4%
Banks - 0.9%
Bank of America Corp.	1,924,613	54,659
HDFC Bank Ltd. sponsored ADR	1,209,154	122,632
JPMorgan Chase & Co.	1,346,783	149,749
Signature Bank	68,405	8,436
Wells Fargo & Co.	620,691	33,691
		369,167
Capital Markets - 1.2%
BlackRock, Inc. Class A	328,643	140,662
Charles Schwab Corp.	6,548,255	293,362
Edelweiss Financial Services Ltd.	7,060,364	17,202
T. Rowe Price Group, Inc.	377,660	37,524
		488,750
Consumer Finance - 0.3%
American Express Co.	1,129,057	126,759
Discover Financial Services	130,276	9,289
		136,048
Insurance - 0.0%
Hiscox Ltd.	332,000	7,133

TOTAL FINANCIALS		1,001,098

HEALTH CARE - 17.4%
Biotechnology - 11.5%
AbbVie, Inc.	1,259,197	118,705
ACADIA Pharmaceuticals, Inc. (a)(e)	7,257,318	138,324
Agios Pharmaceuticals, Inc. (a)	2,341,036	154,040
Alexion Pharmaceuticals, Inc. (a)	1,290,057	158,871
Alkermes PLC (a)(e)	7,989,655	291,143
Allakos, Inc. (a)	130,309	7,677
Allogene Therapeutics, Inc. (b)	831,440	26,007
Allogene Therapeutics, Inc.	301,764	8,495
Alnylam Pharmaceuticals, Inc. (a)(e)	5,072,739	411,703
Amgen, Inc.	1,101,874	229,465
AnaptysBio, Inc. (a)	530,173	39,540
Argenx SE ADR (a)	70,170	6,790
Array BioPharma, Inc. (a)	5,203,619	82,894
aTyr Pharma, Inc. (a)(e)	2,196,464	1,353
BeiGene Ltd.	1,780,053	19,612
BeiGene Ltd. ADR (a)	2,190,913	335,889
Biogen, Inc. (a)	350,238	116,881
bluebird bio, Inc. (a)	2,651,554	325,849
Blueprint Medicines Corp. (a)	369,977	21,226
Calyxt, Inc. (a)(e)	1,683,949	19,399
Celgene Corp. (a)	859,375	62,064
Cellectis SA sponsored ADR (a)	830,950	18,298
Chimerix, Inc. (a)	576,423	1,896
Cibus Global Ltd. Series C (c)(d)(f)	4,523,810	9,500
Coherus BioSciences, Inc. (a)	1,266,325	14,006
Constellation Pharmaceuticals, Inc.	202,297	1,194
Constellation Pharmaceuticals, Inc.	423,827	2,376
Crinetics Pharmaceuticals, Inc. (a)	208,633	7,290
CytomX Therapeutics, Inc. (a)	989,847	13,660
CytomX Therapeutics, Inc. (a)(g)	794,033	10,958
Denali Therapeutics, Inc. (a)(b)	641,196	12,292
Editas Medicine, Inc. (a)	249,825	7,785
Evelo Biosciences, Inc.	672,270	6,669
Evelo Biosciences, Inc.	909,286	9,020
Exact Sciences Corp. (a)	271,181	21,147
Exelixis, Inc. (a)	9,616,746	195,316
Fate Therapeutics, Inc. (a)	2,783,904	42,761
Five Prime Therapeutics, Inc. (a)	1,426,948	18,322
Global Blood Therapeutics, Inc. (a)	1,323,733	41,751
Heron Therapeutics, Inc. (a)	694,781	19,961
Homology Medicines, Inc. (a)(b)	382,900	8,420
Homology Medicines, Inc. (g)	712,521	15,668
Intellia Therapeutics, Inc. (a)(b)	762,855	13,663
Intercept Pharmaceuticals, Inc. (a)	134,086	14,871
Ionis Pharmaceuticals, Inc. (a)(e)	7,985,431	465,471
Ironwood Pharmaceuticals, Inc. Class A (a)	4,546,765	62,836
Jounce Therapeutics, Inc. (a)	146,622	633
Kiniksa Pharmaceuticals Ltd. (g)	304,279	6,153
Lexicon Pharmaceuticals, Inc. (a)(b)(e)	6,613,917	53,573
Macrogenics, Inc. (a)	198,438	3,415
Momenta Pharmaceuticals, Inc. (a)(e)	5,076,752	60,109
Neon Therapeutics, Inc.	17,627	109
Neon Therapeutics, Inc.	889,854	5,233
Principia Biopharma, Inc.	186,301	5,190
Protagonist Therapeutics, Inc. (a)	818,818	5,298
Prothena Corp. PLC (a)	1,745,414	20,962
Regeneron Pharmaceuticals, Inc. (a)	610,536	223,242
Rigel Pharmaceuticals, Inc. (a)(e)	11,402,836	32,270
Rubius Therapeutics, Inc.	1,166,576	24,941
Rubius Therapeutics, Inc.	1,865,277	37,886
Sage Therapeutics, Inc. (a)	2,149,704	247,839
Sarepta Therapeutics, Inc. (a)	160,097	20,728
Scholar Rock Holding Corp.	233,823	5,696
Scholar Rock Holding Corp. (g)	470,781	11,468
Seres Therapeutics, Inc. (a)(b)(e)	1,537,051	12,834
Seres Therapeutics, Inc. (a)(e)(g)	572,827	4,783
Sienna Biopharmaceuticals, Inc. (a)(e)	839,110	8,483
Sienna Biopharmaceuticals, Inc. (e)(g)	564,045	5,702
Spark Therapeutics, Inc. (a)	709,143	29,876
Syros Pharmaceuticals, Inc. (a)(e)	1,221,889	8,321
Syros Pharmaceuticals, Inc. (a)(e)(g)	938,007	6,388
Translate Bio, Inc. (e)	420,012	3,037
Translate Bio, Inc. (e)	1,993,527	13,693
Ultragenyx Pharmaceutical, Inc. (a)	659,920	35,418
uniQure B.V. (a)	882,638	25,844
UNITY Biotechnology, Inc. (b)	681,325	8,762
UNITY Biotechnology, Inc. (g)	1,193,604	15,350
Vertex Pharmaceuticals, Inc. (a)	413,384	74,736
Wuxi Biologics (Cayman), Inc. (a)	4,024,500	33,743
Xencor, Inc. (a)	1,249,765	52,503
Zai Lab Ltd. ADR (a)	1,833,135	36,149
		4,751,425
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	741,251	54,890
Align Technology, Inc. (a)	23,288	5,354
Boston Scientific Corp. (a)	2,072,354	78,066
Danaher Corp.	1,296,432	142,011
DexCom, Inc. (a)	925,912	119,989
Genmark Diagnostics, Inc. (a)	1,457,915	7,596
Insulet Corp. (a)	1,939,586	162,789
Intuitive Surgical, Inc. (a)	480,584	255,128
Novocure Ltd. (a)	3,685,877	126,499
Novocure Ltd. (a)(g)	571,461	19,613
Penumbra, Inc. (a)	1,088,637	151,560
Presbia PLC (a)(e)	1,258,087	888
Wright Medical Group NV (a)	375,185	10,490
		1,134,873
Health Care Providers & Services - 0.9%
G1 Therapeutics, Inc. (a)	343,036	13,114
Humana, Inc.	61,326	20,205
Laboratory Corp. of America Holdings (a)	112,995	16,457
OptiNose, Inc. (a)(e)	1,328,318	10,454
OptiNose, Inc. (e)(g)	992,571	7,812
UnitedHealth Group, Inc.	1,111,603	312,761
		380,803
Health Care Technology - 0.1%
Castlight Health, Inc. Class B (a)	2,101,679	5,485
Teladoc Health, Inc. (a)	374,353	23,378
		28,863
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	48,821	16,477
Thermo Fisher Scientific, Inc.	147,563	36,824
		53,301
Pharmaceuticals - 2.0%
Adimab LLC (c)(d)(f)	3,162,765	128,503
Akcea Therapeutics, Inc. (a)(b)(e)	5,249,296	177,899
Bristol-Myers Squibb Co.	991,987	53,032
Intra-Cellular Therapies, Inc. (a)(e)	3,772,282	54,509
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	178,600	1,679
Kolltan Pharmaceuticals, Inc. rights (a)(d)	7,940,644	0
MyoKardia, Inc. (a)	1,613,248	100,134
Nektar Therapeutics (a)	5,175,334	209,032
Rhythm Pharmaceuticals, Inc. (a)	457,608	13,513
RPI International Holdings LP (a)(c)(d)	130,847	20,080
Stemcentrx, Inc. rights 12/31/21 (a)(d)	2,065,715	3,780
The Medicines Company (a)	1,954,997	43,264
Theravance Biopharma, Inc. (a)	1,102,526	30,441
		835,866

TOTAL HEALTH CARE		7,185,131

INDUSTRIALS - 5.1%
Aerospace & Defense - 1.2%
Lockheed Martin Corp.	418,907	125,852
Northrop Grumman Corp.	55,202	14,346
Space Exploration Technologies Corp. Class A (a)(c)(d)	418,210	70,677
The Boeing Co.	682,805	236,769
United Technologies Corp.	423,395	51,586
		499,230
Air Freight & Logistics - 0.3%
FedEx Corp.	82,913	18,987
United Parcel Service, Inc. Class B	883,167	101,820
		120,807
Airlines - 1.2%
Azul SA sponsored ADR (a)	441,863	11,926
Delta Air Lines, Inc.	736,656	44,722
JetBlue Airways Corp. (a)	4,281,080	83,567
Ryanair Holdings PLC sponsored ADR (a)	447,741	36,863
Southwest Airlines Co.	2,007,140	109,610
Spirit Airlines, Inc. (a)	352,944	22,631
United Continental Holdings, Inc. (a)	541,195	52,334
Wheels Up Partners Holdings LLC:
Series B (a)(c)(d)(f)	6,703,518	10,323
Series C (a)(c)(d)(f)	3,466,281	5,338
Wizz Air Holdings PLC (a)(g)	2,734,384	104,389
		481,703
Building Products - 0.1%
Resideo Technologies, Inc. (a)	1,889,819	38,987
Construction & Engineering - 0.0%
Fluor Corp.	429,034	17,560
Electrical Equipment - 0.3%
AMETEK, Inc.	23,375	1,716
Eaton Corp. PLC	277,011	21,313
Emerson Electric Co.	470,281	31,753
Fortive Corp.	802,708	61,062
		115,844
Industrial Conglomerates - 0.7%
3M Co.	387,264	80,520
Honeywell International, Inc.	1,362,427	199,936
		280,456
Machinery - 0.9%
Aumann AG (g)	87,086	3,880
Caterpillar, Inc.	872,879	118,423
Deere & Co.	368,687	57,102
Illinois Tool Works, Inc.	270,585	37,625
Ingersoll-Rand PLC	126,448	13,090
Rational AG	18,321	10,422
Wabtec Corp. (b)	168,973	15,985
WashTec AG	109,322	8,032
Xylem, Inc.	1,181,269	86,209
		350,768
Professional Services - 0.0%
CoStar Group, Inc. (a)	25,746	9,510
Road & Rail - 0.4%
Union Pacific Corp.	1,027,287	157,976

TOTAL INDUSTRIALS		2,072,841

INFORMATION TECHNOLOGY - 32.2%
Communications Equipment - 0.5%
Arista Networks, Inc. (a)	143,786	34,290
Infinera Corp. (a)(e)	13,010,495	56,075
NETGEAR, Inc. (a)(e)	2,361,124	130,806
		221,171
Electronic Equipment & Components - 0.3%
Arlo Technologies, Inc. (b)	3,576,054	43,020
Cognex Corp.	50,560	2,226
IPG Photonics Corp. (a)	16,893	2,401
TE Connectivity Ltd.	103,705	7,978
Trimble, Inc. (a)	1,641,893	62,441
		118,066
Internet Software & Services - 0.1%
CarGurus, Inc. Class A (a)	51,226	1,993
Farfetch Ltd. Class A (b)	1,020,219	23,210
		25,203
IT Services - 5.6%
Actua Corp. (d)(e)	1,773,597	1,135
Adyen BV	10,589	5,479
Cognizant Technology Solutions Corp. Class A	883,703	62,946
Elastic NV	41,434	2,960
IBM Corp.	91,027	11,312
MasterCard, Inc. Class A	2,119,172	426,102
MongoDB, Inc. (a)	956,702	79,311
MongoDB, Inc. Class A (a)	42,136	3,493
Okta, Inc. (a)	184,840	11,765
PayPal Holdings, Inc. (a)	4,983,730	427,654
Shopify, Inc. Class A (a)	3,261,996	496,524
Square, Inc. (a)	2,655,338	185,449
Visa, Inc. Class A	3,767,259	533,858
Wix.com Ltd. (a)	500,235	47,112
		2,295,100
Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc. (a)	6,290,635	133,991
Applied Materials, Inc.	313,396	11,683
ASML Holding NV	274,611	47,055
Broadcom, Inc.	216,770	51,463
Cirrus Logic, Inc. (a)	805,884	30,172
Cree, Inc. (a)	1,141,440	50,383
Intel Corp.	74,765	3,687
KLA-Tencor Corp.	214,708	21,162
Marvell Technology Group Ltd.	697,437	11,236
Micron Technology, Inc. (a)	354,801	13,681
NVIDIA Corp.	12,498,261	2,042,591
Renesas Electronics Corp. (a)	887,700	4,184
Silicon Laboratories, Inc. (a)(e)	3,165,711	279,754
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,119,730	42,091
Texas Instruments, Inc.	1,495,286	149,304
Xilinx, Inc.	93,681	8,664
		2,901,101
Software - 12.9%
2U, Inc. (a)	721,615	42,135
Adobe, Inc. (a)	1,587,800	398,363
Aspen Technology, Inc. (a)	315,075	27,191
Atlassian Corp. PLC (a)	426,540	36,657
Autodesk, Inc. (a)	1,381,430	199,617
Avalara, Inc. (b)	60,749	1,943
Black Knight, Inc. (a)	488,839	22,164
Cadence Design Systems, Inc. (a)	189,801	8,549
DocuSign, Inc.	61,168	2,554
Domo, Inc.	199,393	3,023
Dropbox, Inc. Class A (a)	79,018	1,848
HubSpot, Inc. (a)	1,660,943	230,921
Intuit, Inc.	507,677	108,912
Microsoft Corp.	12,173,226	1,349,889
New Relic, Inc. (a)	225,562	19,667
Nutanix, Inc.:
Class A (a)	6,871,069	307,205
Class B (a)(g)	1,151,309	51,475
Oracle Corp.	944,533	46,055
Parametric Technology Corp. (a)	1,854,262	160,375
Paylocity Holding Corp. (a)	119,448	8,013
Pluralsight, Inc. (b)	235,318	5,669
Proofpoint, Inc. (a)	438,185	42,508
Red Hat, Inc. (a)	3,299,258	589,116
RingCentral, Inc. (a)	55,637	4,612
Salesforce.com, Inc. (a)	9,890,562	1,411,977
Tenable Holdings, Inc.	79,414	2,262
Zendesk, Inc. (a)	1,996,485	118,651
Zscaler, Inc. (a)	2,773,584	108,891
		5,310,242
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	12,020,052	2,146,541
NetApp, Inc.	328,998	22,000
Pure Storage, Inc. Class A (a)	7,562,533	143,007
Samsung Electronics Co. Ltd.	979,935	36,607
		2,348,155

TOTAL INFORMATION TECHNOLOGY		13,219,038

MATERIALS - 0.4%
Chemicals - 0.4%
CF Industries Holdings, Inc.	1,326,769	55,976
DowDuPont, Inc.	787,614	45,563
LG Chemical Ltd.	110,617	34,114
The Mosaic Co.	250,646	9,023
		144,676
Metals & Mining - 0.0%
Barrick Gold Corp.	1,586,200	20,212

TOTAL MATERIALS		164,888

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	674,351	110,924
Ant International Co. Ltd. Class C (c)(d)	1,658,265	9,303
		120,227
TOTAL COMMON STOCKS
(Cost $18,897,695)		40,000,143

Preferred Stocks - 2.4%
Convertible Preferred Stocks - 2.3%
COMMUNICATION SERVICES - 0.6%
Interactive Media & Services - 0.6%
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)(d)	4,770,180	232,642
Series E, 8.00% (a)(c)(d)	209,216	10,203
		242,845
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(c)(d)	699,106	895
TOTAL COMMUNICATION SERVICES		243,740
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(f)	61,485	9,796
Topgolf International, Inc. Series F (c)(d)	819,532	10,719
		20,515
Internet & Direct Marketing Retail - 0.0%
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	7,578,338	344
The Honest Co., Inc.:
Series C (a)(c)(d)	92,950	1,822
Series D (a)(c)(d)	69,363	1,360
		3,526
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (a)(c)(d)	2,549,928	36,821
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (c)(d)	24,267	1,331
Series B (c)(d)	4,263	234
Series C (c)(d)	40,746	2,234
ORIC Pharmaceuticals, Inc. Series C (c)(d)	1,416,666	4,250
		8,049
TOTAL CONSUMER DISCRETIONARY		68,911
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Sweetgreen, Inc. Series H (c)(d)	705,259	9,197
Food Products - 0.0%
Agbiome LLC Series C (c)(d)	1,060,308	6,716
Tobacco - 0.0%
JUUL Labs, Inc. Series E (c)(d)	22,033	4,737
TOTAL CONSUMER STAPLES		20,650
FINANCIALS - 0.0%
Insurance - 0.0%
Clover Health Series D (a)(c)(d)	863,631	8,099
HEALTH CARE - 1.0%
Biotechnology - 0.8%
10X Genomics, Inc.:
Series C (a)(c)(d)	2,505,940	31,901
Series D (c)(d)	364,100	4,635
23andMe, Inc. Series F (a)(c)(d)	590,383	10,243
Axcella Health, Inc.:
Series C (a)(c)(d)	536,592	5,994
Series E (c)(d)	366,851	4,098
BioNTech AG Series A (c)(d)	114,025	32,770
Fulcrum Therapeutics, Inc. Series B 0.00% (c)(d)	2,308,437	4,617
Generation Bio Series B (c)(d)	831,800	7,607
Immunocore Ltd. Series A (a)(c)(d)	67,323	8,698
Intarcia Therapeutics, Inc.:
Series CC (a)(c)(d)	1,051,411	45,242
Series DD (a)(c)(d)	1,543,687	66,425
Kaleido Biosciences, Inc. Series C (c)(d)	729,738	7,290
Moderna, Inc.:
Series B (a)(c)(d)	111,393	2,306
Series C (a)(c)(d)	254,542	5,269
Series D (a)(c)(d)	2,150,564	44,517
Series E (a)(c)(d)	2,592,279	53,660
Series F (a)(c)(d)	64,317	1,331
		336,603
Health Care Equipment & Supplies - 0.0%
Shockwave Medical, Inc. Series C (a)(c)(d)	5,413,080	6,101
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)(d)	2,790,742	19,942
Health Care Technology - 0.0%
Codiak Biosciences, Inc.:
Series A 8.00% (a)(c)(d)	589,863	2,141
Series B 8.00% (a)(c)(d)	1,917,058	6,959
Series C, 8.00% (c)(d)	2,688,186	9,758
		18,858
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series B (c)(d)	16,803	6,920
Harmony Biosciences II, Inc. Series A (a)(c)(d)	10,934,380	10,934
Nohla Therapeutics, Inc. Series B (c)(d)	9,124,200	4,161
		22,015
TOTAL HEALTH CARE		403,519
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)(d)	216,276	36,551
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	5,833,137	25,024
TOTAL INDUSTRIALS		61,575
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.2%
Lyft, Inc. Series I (c)(d)	772,439	36,578
Reddit, Inc. Series B (a)(c)(d)	384,303	3,989
Starry, Inc.:
Series B (a)(c)(d)	9,869,159	9,099
Series C (c)(d)	5,234,614	4,826
		54,492
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	923,523	891
Software - 0.2%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	2,229,826	24,528
Dataminr, Inc. Series D (a)(c)(d)	1,773,901	35,301
Outset Medical, Inc.:
Series C (a)(c)(d)	1,244,716	3,871
Series D (c)(d)	1,525,901	4,746
Taboola.Com Ltd. Series E (a)(c)(d)	1,337,420	23,525
		91,971
TOTAL INFORMATION TECHNOLOGY		147,354

TOTAL CONVERTIBLE PREFERRED STOCKS		953,848

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (c)(d)	13,038	715
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA	2,670,300	24,873
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC:
Class A (a)(c)(d)	464,607	3,062
Class B (c)(d)	336,308	2,216
		5,278
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (c)(d)	46,864	19,301
TOTAL HEALTH CARE		24,579

TOTAL NONCONVERTIBLE PREFERRED STOCKS		50,167

TOTAL PREFERRED STOCKS
(Cost $690,291)		1,004,015

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 2.27% (h)	49,905,281	49,915
Fidelity Securities Lending Cash Central Fund 2.27% (h)(i)	510,657,350	510,708
TOTAL MONEY MARKET FUNDS
(Cost $560,614)		560,623
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $20,148,600)		41,564,781
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(481,640)
NET ASSETS - 100%		$41,083,141

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,325,167,000 or 3.2% of net assets.

 (d) Level 3 security

 (e) Affiliated company

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $263,639,000 or 0.6% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
10X Genomics, Inc. Series C	2/23/16 - 4/3/17	$11,222
10X Genomics, Inc. Series D	4/10/18	$3,484
23andMe, Inc. Series F	8/31/17	$8,197
Adimab LLC	9/17/14 - 6/5/15	$47,869
Agbiome LLC Series C	6/29/18	$6,716
Allbirds, Inc.	10/9/18	$3,372
Allbirds, Inc.	10/9/18	$715
Allbirds, Inc. Series A	10/9/18	$1,331
Allbirds, Inc. Series B	10/9/18	$234
Allbirds, Inc. Series C	10/9/18	$2,234
Altiostar Networks, Inc. Series A1	1/10/17	$3,216
Ant International Co. Ltd. Class C	5/16/18	$9,303
AppNexus, Inc. Series E (Escrow)	8/1/14	$1,665
Axcella Health, Inc. Series C	8/11/17	$5,409
Axcella Health, Inc. Series E	11/30/18	$4,098
BioNTech AG Series A	12/29/17	$24,972
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$15,506
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$6,920
Cibus Global Ltd. Series C	2/16/18	$9,500
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 9/10/18	$17,559
Clover Health Series D	6/7/17	$8,099
Codiak Biosciences, Inc. Series A 8.00%	11/12/15	$590
Codiak Biosciences, Inc. Series B 8.00%	11/12/15	$5,751
Codiak Biosciences, Inc. Series C, 8.00%	11/17/17	$10,182
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$22,617
Fulcrum Therapeutics, Inc. Series B 0.00%	8/24/18	$4,617
Generation Bio Series B	2/21/18	$7,607
Harmony Biosciences II, Inc. Series A	9/22/17	$10,934
Immunocore Ltd. Series A	7/27/15	$12,669
Intarcia Therapeutics, Inc. Series CC	11/14/12	$14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$50,000
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	7/6/18	$7,899
JUUL Labs, Inc. Series E	7/6/18	$3,949
Kaleido Biosciences, Inc. Series C	3/16/18	$7,290
Lyft, Inc. Series I	6/27/18	$36,578
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16 - 12/14/17	$8,439
Moderna, Inc. Series B	4/13/17	$1,408
Moderna, Inc. Series C	4/13/17	$3,224
Moderna, Inc. Series D	11/6/13	$20,615
Moderna, Inc. Series E	12/18/14	$24,850
Moderna, Inc. Series F	8/10/16	$617
Mulberry Health, Inc. Series A8	1/20/16	$18,851
Nohla Therapeutics, Inc. Series B	5/1/18	$4,161
ORIC Pharmaceuticals, Inc. Series C	2/6/18	$4,250
Outset Medical, Inc. Series C	4/19/17	$3,226
Outset Medical, Inc. Series D	8/20/18	$4,746
Peloton Interactive, Inc. Series E	3/31/17	$13,809
Reddit, Inc. Series B	7/26/17	$5,456
RPI International Holdings LP	5/21/15 - 3/23/16	$16,269
Shockwave Medical, Inc. Series C	9/27/17	$5,467
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$38,201
Space Exploration Technologies Corp. Series G	1/20/15	$16,753
Starry, Inc. Series B	12/1/16	$5,339
Starry, Inc. Series C	12/8/17	$4,826
Sweetgreen, Inc. Series H	11/9/18	$9,197
Taboola.Com Ltd. Series E	12/22/14	$13,943
The Honest Co., Inc.	8/21/14	$1,078
The Honest Co., Inc. Series C	8/21/14	$2,515
The Honest Co., Inc. Series D	8/3/15	$3,174
Topgolf International, Inc. Series F	11/10/17	$11,337
Tory Burch LLC Class A	5/14/15	67,653
Tory Burch LLC Class B	12/31/12	$17,505
Turn, Inc. (Escrow)	4/11/17	$591
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$74,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$6,971
Wheels Up Partners Holdings LLC Series B	9/18/15	$19,040
Wheels Up Partners Holdings LLC Series C	6/22/17	10,815
YourPeople, Inc. Series C	5/1/15	$86,920
Yumanity Holdings LLC Class A	2/8/16	$3,140
Yumanity Holdings LLC Class B	6/19/18	$2,815

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,460
Fidelity Securities Lending Cash Central Fund	11,925
Total	$13,385

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
ACADIA Pharmaceuticals, Inc.	$231,213	$9,787	$25,611	$--	$(2,998)	$(74,067)	$138,324
Actua Corp.	36,209	--	942	--	(31,594)	(2,538)	1,135
Akcea Therapeutics, Inc.	70,889	43,569	9,902	--	3,571	69,772	177,899
Alkermes PLC	485,912	28,513	75,067	--	(19,962)	(128,253)	291,143
Alnylam Pharmaceuticals, Inc.	668,331	40,035	26,762	--	17,019	(286,920)	411,703
aTyr Pharma, Inc.	5,730	--	19,001	--	--	18,954	--
aTyr Pharma, Inc.	3,031	27	109	--	(166)	(26,114)	1,353
Avexis, Inc.	162,779	14,222	387,476	--	250,138	(39,663)	--
bluebird bio, Inc.	439,342	43,772	24,702	--	17,955	(150,517)	--
Calyxt, Inc.	28,618	3,870	1,275	--	725	(12,539)	19,399
Exelixis, Inc.	410,001	--	117,381	--	51,970	(149,274)	--
Infinera Corp.	81,330	16,708	6,505	--	(9,603)	(25,855)	56,075
Intra-Cellular Therapies, Inc.	59,705	4,049	5,367	--	(2,174)	(1,704)	54,509
Ionis Pharmaceuticals, Inc.	417,706	38,526	18,768	--	10,138	17,869	465,471
Lexicon Pharmaceuticals, Inc.	71,027	1,381	4,079	--	(1,275)	(13,481)	53,573
lululemon athletica, Inc.	521,918	37,754	108,321	--	50,989	456,687	959,027
Momenta Pharmaceuticals, Inc.	70,799	3,610	4,063	--	1,058	(11,295)	60,109
NETGEAR, Inc.	--	147,999	4,556	--	576	(13,213)	130,806
OptiNose, Inc.	14,894	9,211	792	--	126	(12,985)	10,454
OptiNose, Inc.	17,053	--	--	--	--	(9,241)	7,812
Presbia PLC	3,510	10	152	--	(13)	(2,467)	888
Prothena Corp. PLC	100,105	274	8,612	--	(11,303)	(59,503)	--
Regulus Therapeutics, Inc.	4,872	23	1,611	--	(33,983)	30,699	--
Rigel Pharmaceuticals, Inc.	44,595	5,044	2,128	--	(443)	(14,798)	32,270
Seres Therapeutics, Inc.	12,125	3,348	488	--	43	(2,194)	12,834
Seres Therapeutics, Inc.	6,015	--	--	--	--	(1,232)	4,783
Sienna Biopharmaceuticals, Inc.	16,690	649	576	--	55	(8,335)	8,483
Sienna Biopharmaceuticals, Inc.	10,803	--	--	--	--	(5,101)	5,702
Silicon Laboratories, Inc.	298,944	7,915	18,435	--	6,746	(15,416)	279,754
Syros Pharmaceuticals, Inc.	10,854	5,650	477	--	14	(7,720)	8,321
Syros Pharmaceuticals, Inc.	13,929	--	--	--	--	(7,541)	6,388
Translate Bio, Inc.	--	5,454	61	--	--	(2,356)	3,037
Translate Bio, Inc.	--	17,962	--	--	--	(4,269)	13,693
Total	$4,318,929	$489,362	$873,219	$--	$297,609	$(494,610)	$3,214,945

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$5,573,112	$5,251,164	$77,553	$244,395
Consumer Discretionary	8,282,217	8,130,421	--	151,796
Consumer Staples	1,959,959	1,895,713	34,122	30,124
Energy	755,648	755,648	--	--
Financials	1,034,070	1,025,971	--	8,099
Health Care	7,613,229	6,955,585	67,683	589,961
Industrials	2,134,416	1,986,503	--	147,913
Information Technology	13,366,392	13,214,880	3,023	148,489
Materials	164,888	164,888	--	--
Real Estate	120,227	110,924	--	9,303
Money Market Funds	560,623	560,623	--	--
Total Investments in Securities:	$41,564,781	$40,052,320	$182,381	$1,330,080

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Health Care
Beginning Balance	$489,611
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	33,500
Cost of Purchases	100,317
Proceeds of Sales	(33,467)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$589,961
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$43,136
Other Investments in Securities
Beginning Balance	$618,926
Net Realized Gain (Loss) on Investment Securities	6,437
Net Unrealized Gain (Loss) on Investment Securities	89,352
Cost of Purchases	106,569
Proceeds of Sales	(117,374)
Amortization/Accretion	--
Transfers into Level 3	36,209
Transfers out of Level 3	--
Ending Balance	$740,119
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$97,660

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $506,840) — See accompanying schedule: Unaffiliated issuers (cost $17,289,929)	$37,789,213
Fidelity Central Funds (cost $560,614)	560,623
Other affiliated issuers (cost $2,298,057)	3,214,945
Total Investment in Securities (cost $20,148,600)		$41,564,781
Cash		53
Restricted cash		1,141
Receivable for investments sold		111,296
Receivable for fund shares sold		40,801
Dividends receivable		31,592
Distributions receivable from Fidelity Central Funds		894
Prepaid expenses		75
Other receivables		2,609
Total assets		41,753,242
Liabilities
Payable for investments purchased	$26,655
Payable for fund shares redeemed	105,445
Accrued management fee	20,891
Other affiliated payables	3,723
Other payables and accrued expenses	2,708
Collateral on securities loaned	510,679
Total liabilities		670,101
Net Assets		$41,083,141
Net Assets consist of:
Paid in capital		$17,650,444
Total distributable earnings (loss)		23,432,697
Net Assets		$41,083,141
Net Asset Value and Maximum Offering Price
Growth Company:
Net Asset Value, offering price and redemption price per share ($25,615,326 ÷ 1,363,419 shares)		$18.79
Class K:
Net Asset Value, offering price and redemption price per share ($15,467,815 ÷ 822,806 shares)		$18.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$275,393
Special dividends		56,805
Income from Fidelity Central Funds		13,385
Total income		345,583
Expenses
Management fee
Basic fee	$238,966
Performance adjustment	73,989
Transfer agent fees	43,726
Accounting and security lending fees	2,403
Custodian fees and expenses	885
Independent trustees' fees and expenses	226
Registration fees	308
Audit	201
Legal	69
Interest	6
Miscellaneous	293
Total expenses before reductions	361,072
Expense reductions	(1,180)
Total expenses after reductions		359,892
Net investment income (loss)		(14,309)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,347,606
Fidelity Central Funds	21
Other affiliated issuers	297,557
Foreign currency transactions	(255)
Total net realized gain (loss)		3,644,929
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,906)	(493,895)
Fidelity Central Funds	(16)
Other affiliated issuers	(494,610)
Assets and liabilities in foreign currencies	(214)
Total change in net unrealized appreciation (depreciation)		(988,735)
Net gain (loss)		2,656,194
Net increase (decrease) in net assets resulting from operations		$2,641,885

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(14,309)	$904
Net realized gain (loss)	3,644,929	5,300,359
Change in net unrealized appreciation (depreciation)	(988,735)	6,673,348
Net increase (decrease) in net assets resulting from operations	2,641,885	11,974,611
Distributions to shareholders	(1,899,438)	–
Distributions to shareholders from net investment income	–	(37,300)
Distributions to shareholders from net realized gain	–	(2,014,292)
Total distributions	(1,899,438)	(2,051,592)
Share transactions - net increase (decrease)	(1,331,921)	(4,103,390)
Total increase (decrease) in net assets	(589,474)	5,819,629
Net Assets
Beginning of period	41,672,615	35,852,986
End of period	$41,083,141	$41,672,615
Other Information
Distributions in excess of net investment income end of period		$(931)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Company Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$18.53	$14.28	$14.35	$13.65	$12.47
Income from Investment Operations
Net investment income (loss)B	(.01)C	(.01)	.01	–	.02
Net realized and unrealized gain (loss)	1.12	5.08	.47	1.17	2.05
Total from investment operations	1.11	5.07	.48	1.17	2.07
Distributions from net investment income	–	(.01)	–	(.01)	(.02)
Distributions from net realized gain	(.85)	(.81)	(.55)	(.46)	(.87)
Total distributions	(.85)	(.82)	(.55)	(.47)	(.89)
Net asset value, end of period	$18.79	$18.53	$14.28	$14.35	$13.65
Total ReturnD	6.19%	37.34%	3.48%	8.90%	17.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.85%	.77%	.88%	.82%
Expenses net of fee waivers, if any	.85%	.85%	.77%	.87%	.82%
Expenses net of all reductions	.85%	.85%	.77%	.87%	.82%
Net investment income (loss)	(.07)%C	(.04)%	.07%	(.01)%	.12%
Supplemental Data
Net assets, end of period (in millions)	$25,615	$25,256	$21,114	$23,513	$24,165
Portfolio turnover rateG	18%H	15%H	19%H	18%H	12%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Company Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$18.52	$14.27	$14.34	$13.64	$12.47
Income from Investment Operations
Net investment income (loss)B	–C,D	.01	.02	.01	.03
Net realized and unrealized gain (loss)	1.13	5.07	.47	1.17	2.05
Total from investment operations	1.13	5.08	.49	1.18	2.08
Distributions from net investment income	–D	(.02)	(.01)	(.03)	(.04)
Distributions from net realized gain	(.85)	(.81)	(.55)	(.45)	(.87)
Total distributions	(.85)	(.83)	(.56)	(.48)	(.91)
Net asset value, end of period	$18.80	$18.52	$14.27	$14.34	$13.64
Total ReturnE	6.28%	37.47%	3.59%	9.01%	17.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.75%	.66%	.77%	.71%
Expenses net of fee waivers, if any	.76%	.75%	.66%	.77%	.71%
Expenses net of all reductions	.76%	.75%	.66%	.77%	.71%
Net investment income (loss)	.02%C	.06%	.17%	.09%	.24%
Supplemental Data
Net assets, end of period (in millions)	$15,468	$16,416	$14,739	$17,587	$18,242
Portfolio turnover rateH	18%I	15%I	19%I	18%I	12%I

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective August 10, 2018, each class underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding shares of the Class by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of each class. The per share data presented in the Financial Highlights and Share Transactions presented in the Notes to Financial Statements have been retroactively adjusted to reflect this share split.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 1,330,080	Market comparable	Enterprise value/Sales multiple (EV/S)	1.2 - 7.2 / 2.6	Increase
			Transaction price	$0.46 - $411.85 / $154.71	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	10.5	Increase
			Discount rate	30.0% - 76.0% / 43.9%	Decrease
			Discount for lack of marketability	10.0% - 15.0% / 14.7%	Decrease
			Premium rate	40.0%	Increase
			Conversion ratio	3.0	Increase
			Proxy discount	4.2% - 21.3% / 7.9%	Decrease
			Liquidity preference	$14.90	Increase
		Market approach	Transaction price	$0.81 - $215.00 / $57.99	Increase
			Discount for lack of marketability	10.0%	Decrease
			Conversion ratio	1.6	Increase
		Discount cash flow	Discount rate	8.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
		Recovery value	Recovery value	0.0% - 1.0% / 0.7%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $2,270 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,035,582
Gross unrealized depreciation	(1,851,754)
Net unrealized appreciation (depreciation)	$21,183,828
Tax Cost	$20,380,953

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$2,251,210
Net unrealized appreciation (depreciation) on securities and other investments	$21,183,758

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$1,324	$ 37,300
Long-term Capital Gains	1,898,114	2,014,292
Total	$1,899,438	$ 2,051,592

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $242,941 in these Subsidiaries, representing .59% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $8,064,714 and $9,288,362, respectively.

Unaffiliated Redemptions In-Kind. During the period, 93,489* shares of the Fund were redeemed in-kind for investments and cash with a value of $1,799,315. The net realized gain of $1,264,532 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind.

During the prior period, 346,490* shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $5,209,289. The Fund had a net realized gain of $3,322,910 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

* Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split occurred on that date.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$35,951.13
Class K	7,775.05
	$43,726

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $242 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$25,753	1.65%	$6

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $711.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $119 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $41,618. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,925, including $1,656 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $754 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $417.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Growth Company	$1,149,671	$–
Class K	749,767	–
Total	$1,899,438	$–
From net investment income
Growth Company	$–	$13,724
Class K	–	23,576
Total	$–	$37,300
From net realized gain
Growth Company	$–	$1,190,770
Class K	–	823,522
Total	$–	$2,014,292

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018(a)	Year ended November 30, 2017(a)	Year ended November 30, 2018	Year ended November 30, 2017
Growth Company
Shares sold	248,528	171,270	$4,759,280	$2,740,883
Reinvestment of distributions	58,986	80,920	1,059,253	1,134,062
Shares redeemed	(307,305)(b)	(367,910)(c)	(5,899,459)(b)	(5,635,831)(c)
Net increase (decrease)	209	(115,720)	$(80,926)	$(1,760,886)
Class K
Shares sold	187,471	195,210	$3,588,943	$3,093,032
Reinvestment of distributions	41,745	60,510	749,542	847,098
Shares redeemed	(292,620)(b)	(402,090)(c)	(5,589,480)(b)	(6,282,634)(c)
Net increase (decrease)	(63,404)	(146,370)	$(1,250,995)	$(2,342,504)

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

 (b) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 16, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Growth Company	.83%
Actual		$1,000.00	$946.60	$4.05
Hypothetical-C		$1,000.00	$1,020.91	$4.20
Class K	.75%
Actual		$1,000.00	$947.00	$3.66
Hypothetical-C		$1,000.00	$1,021.31	$3.80

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Growth Company Fund
Growth Company	12/27/18	12/26/18	$1.022
Class K	12/27/18	12/26/18	$1.022

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $2,401,914,108, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Growth Company Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GCF-ANN-0119
1.539089.121

Fidelity® Growth Company Fund Class K Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	6.28%	14.24%	18.65%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth Company Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund - Class K on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$55.272	Fidelity® Growth Company Fund - Class K
$45,893	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Steven Wymer:  For the fiscal year, the fund's share classes gained about 6%, behind the 8.14% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, security selection within the health care sector was by far the biggest detractor, primarily a result of choices and a sizable overweighting in the biotechnology, pharmaceuticals & life sciences segment. Included was Alnylam Pharmaceuticals (-40%), a biopharma company focused on the innovative area of RNA-interference therapies for genetic diseases. In information technology, chipmaker Nvidia (-18%) was the fund’s largest holding, on average, the past 12 months and also our biggest individual detractor. The stock was hurt by excessive supply in the firm’s video gaming card business in the wake of the robust wave of crypto mining the past year. In addition, Nvidia’s data center business, while strong and well-positioned, experienced slowing growth, partly due to a slowdown in cloud spending. Conversely, security selection in consumer discretionary helped relative performance, as did an overweighing here. Yoga-inspired athletic retailer lululemon athletica (+98%) was our top individual contributor versus the benchmark. The stock benefited from the company’s strong financial results this period, supported by enhanced online capabilities and improved offerings. Cloud-computing enterprise software provider Salesforce.com (+37%) also notably contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Amazon.com, Inc.	6.8
Apple, Inc.	5.2
NVIDIA Corp.	5.0
Alphabet, Inc. Class A	4.1
Salesforce.com, Inc.	3.4
Microsoft Corp.	3.3
Facebook, Inc. Class A	2.4
lululemon athletica, Inc.	2.3
Alphabet, Inc. Class C	2.2
adidas AG	1.7
36.4

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	32.6
Consumer Discretionary	20.3
Health Care	18.4
Communication Services	13.6
Industrials	5.2

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	97.5%
Convertible Securities	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 9.0%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
COMMUNICATION SERVICES - 13.0%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	1,189,892	$71,750
Entertainment - 3.2%
Activision Blizzard, Inc.	6,113,406	304,937
Electronic Arts, Inc. (a)	1,473,579	123,884
Lions Gate Entertainment Corp.:
Class A	95,549	1,855
Class B	82,622	1,490
Live Nation Entertainment, Inc. (a)	1,148,030	63,922
NetEase, Inc. ADR	200,899	45,618
Netflix, Inc. (a)	1,997,541	571,556
Nintendo Co. Ltd.	109,900	33,425
The Walt Disney Co.	1,434,760	165,700
		1,312,387
Interactive Media & Services - 8.9%
Alphabet, Inc.:
Class A (a)	1,508,185	1,673,557
Class C (a)	804,164	880,101
Facebook, Inc. Class A (a)	7,101,601	998,556
Match Group, Inc. (b)	206,831	8,329
Snap, Inc. Class A (a)(b)	6,452,292	42,004
Tencent Holdings Ltd.	1,103,800	44,128
Twitter, Inc. (a)	465,976	14,655
		3,661,330
Media - 0.3%
Comcast Corp. Class A	2,716,521	105,971
Turn, Inc. (Escrow) (a)(c)(d)	984,774	655
		106,626
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	2,589,899	177,279

TOTAL COMMUNICATION SERVICES		5,329,372

CONSUMER DISCRETIONARY - 20.1%
Auto Components - 0.0%
Garrett Motion, Inc. (a)(b)	127,964	1,472
Automobiles - 1.5%
Tesla, Inc. (a)(b)	1,808,427	633,817
Hotels, Restaurants & Leisure - 0.9%
Chipotle Mexican Grill, Inc. (a)	39,385	18,637
Hyatt Hotels Corp. Class A	230,053	16,405
Marriott International, Inc. Class A	118,697	13,654
McDonald's Corp.	384,851	72,548
Planet Fitness, Inc. (a)	332,941	18,385
Shake Shack, Inc. Class A (a)	162,238	9,012
Starbucks Corp.	2,177,217	145,264
YETI Holdings, Inc.	633,918	10,675
Yum China Holdings, Inc.	1,204,287	43,150
Yum! Brands, Inc.	119,816	11,049
		358,779
Household Durables - 0.7%
iRobot Corp. (a)(b)	1,181,074	112,674
Roku, Inc. (a)	3,579,213	145,853
Roku, Inc. Class A (a)(b)	605,178	24,661
Sony Corp. sponsored ADR	123,192	6,507
		289,695
Internet & Direct Marketing Retail - 9.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,001,910	161,167
Amazon.com, Inc. (a)	1,650,086	2,788,938
Ctrip.com International Ltd. ADR (a)	472,270	13,625
eBay, Inc. (a)	489,582	14,614
Etsy, Inc. (a)	183,195	9,900
Expedia, Inc.	293,464	35,448
JD.com, Inc. sponsored ADR (a)	3,159,305	67,072
The Booking Holdings, Inc. (a)	96,571	182,701
The Honest Co., Inc. (a)(c)(d)	39,835	458
Wayfair LLC Class A (a)(b)	4,099,636	435,381
Zozo, Inc.	640,700	14,252
		3,723,556
Leisure Products - 0.1%
Callaway Golf Co.	1,871,706	32,062
Multiline Retail - 0.4%
Dollar General Corp.	267,799	29,723
Dollar Tree, Inc. (a)	875,342	75,953
Target Corp.	664,180	47,130
		152,806
Specialty Retail - 1.6%
Home Depot, Inc.	1,878,105	338,660
L Brands, Inc.	132,742	4,395
Lowe's Companies, Inc.	1,459,509	137,734
RH (a)(b)	1,073,356	124,660
TJX Companies, Inc.	1,396,218	68,205
		673,654
Textiles, Apparel & Luxury Goods - 5.8%
adidas AG	3,196,966	705,037
Allbirds, Inc. (c)(d)	61,486	3,372
Canada Goose Holdings, Inc. (a)	1,519,270	102,180
Kering SA	123,575	53,721
lululemon athletica, Inc. (a)(e)	7,235,213	959,027
NIKE, Inc. Class B	2,049,785	153,980
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	9,047,844	244,292
Tory Burch LLC:
Class A (c)(d)(f)	950,844	57,678
Class B (c)(d)(f)	324,840	20,662
Under Armour, Inc. Class C (non-vtg.) (a)(b)	747,344	16,688
VF Corp.	370,442	30,113
		2,346,750

TOTAL CONSUMER DISCRETIONARY		8,212,591

CONSUMER STAPLES - 4.7%
Beverages - 2.2%
Fever-Tree Drinks PLC	1,644,066	50,111
Keurig Dr. Pepper, Inc.	4,569,194	123,368
Monster Beverage Corp. (a)	6,218,389	371,113
PepsiCo, Inc.	884,470	107,852
The Coca-Cola Co.	5,013,941	252,703
		905,147
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	835,967	193,342
Kroger Co.	6,999,248	207,598
		400,940
Food Products - 0.3%
Kellogg Co.	79,997	5,092
Lamb Weston Holdings, Inc.	753,321	57,780
Mondelez International, Inc.	1,053,345	47,379
The Hershey Co.	179,903	19,483
The Kraft Heinz Co.	248,373	12,697
		142,431
Household Products - 0.2%
Church & Dwight Co., Inc.	727,958	48,184
Colgate-Palmolive Co.	312,361	19,841
Kimberly-Clark Corp.	89,222	10,294
		78,319
Personal Products - 0.4%
Coty, Inc. Class A	5,666,476	47,258
Godrej Consumer Products Ltd.	451,576	4,865
Herbalife Nutrition Ltd. (a)	1,576,401	90,249
Unilever NV (Certificaten Van Aandelen) (Bearer)	614,874	34,122
		176,494
Tobacco - 0.6%
Altria Group, Inc.	2,801,597	153,612
JUUL Labs, Inc. Class A (c)(d)	44,067	9,474
Philip Morris International, Inc.	842,388	72,892
		235,978

TOTAL CONSUMER STAPLES		1,939,309

ENERGY - 1.8%
Energy Equipment & Services - 0.1%
Baker Hughes, a GE Co. Class A	1,841,491	42,023
Halliburton Co.	494,825	15,552
		57,575
Oil, Gas & Consumable Fuels - 1.7%
Anadarko Petroleum Corp.	467,764	24,745
Cabot Oil & Gas Corp.	1,943,259	48,892
Concho Resources, Inc. (a)	409,372	53,358
Continental Resources, Inc. (a)	402,015	18,380
Devon Energy Corp.	268,650	7,262
EOG Resources, Inc.	1,727,427	178,460
Hess Corp.	521,160	28,085
Noble Energy, Inc.	1,232,872	29,268
Oasis Petroleum, Inc. (a)	1,884,753	13,457
Occidental Petroleum Corp.	675,457	47,464
PDC Energy, Inc. (a)	383,674	13,022
Pioneer Natural Resources Co.	587,236	86,764
Range Resources Corp.	1,596,508	23,229
Reliance Industries Ltd.	5,022,380	84,191
Southwestern Energy Co. (a)	607,920	2,930
Valero Energy Corp.	482,684	38,566
		698,073

TOTAL ENERGY		755,648

FINANCIALS - 2.4%
Banks - 0.9%
Bank of America Corp.	1,924,613	54,659
HDFC Bank Ltd. sponsored ADR	1,209,154	122,632
JPMorgan Chase & Co.	1,346,783	149,749
Signature Bank	68,405	8,436
Wells Fargo & Co.	620,691	33,691
		369,167
Capital Markets - 1.2%
BlackRock, Inc. Class A	328,643	140,662
Charles Schwab Corp.	6,548,255	293,362
Edelweiss Financial Services Ltd.	7,060,364	17,202
T. Rowe Price Group, Inc.	377,660	37,524
		488,750
Consumer Finance - 0.3%
American Express Co.	1,129,057	126,759
Discover Financial Services	130,276	9,289
		136,048
Insurance - 0.0%
Hiscox Ltd.	332,000	7,133

TOTAL FINANCIALS		1,001,098

HEALTH CARE - 17.4%
Biotechnology - 11.5%
AbbVie, Inc.	1,259,197	118,705
ACADIA Pharmaceuticals, Inc. (a)(e)	7,257,318	138,324
Agios Pharmaceuticals, Inc. (a)	2,341,036	154,040
Alexion Pharmaceuticals, Inc. (a)	1,290,057	158,871
Alkermes PLC (a)(e)	7,989,655	291,143
Allakos, Inc. (a)	130,309	7,677
Allogene Therapeutics, Inc. (b)	831,440	26,007
Allogene Therapeutics, Inc.	301,764	8,495
Alnylam Pharmaceuticals, Inc. (a)(e)	5,072,739	411,703
Amgen, Inc.	1,101,874	229,465
AnaptysBio, Inc. (a)	530,173	39,540
Argenx SE ADR (a)	70,170	6,790
Array BioPharma, Inc. (a)	5,203,619	82,894
aTyr Pharma, Inc. (a)(e)	2,196,464	1,353
BeiGene Ltd.	1,780,053	19,612
BeiGene Ltd. ADR (a)	2,190,913	335,889
Biogen, Inc. (a)	350,238	116,881
bluebird bio, Inc. (a)	2,651,554	325,849
Blueprint Medicines Corp. (a)	369,977	21,226
Calyxt, Inc. (a)(e)	1,683,949	19,399
Celgene Corp. (a)	859,375	62,064
Cellectis SA sponsored ADR (a)	830,950	18,298
Chimerix, Inc. (a)	576,423	1,896
Cibus Global Ltd. Series C (c)(d)(f)	4,523,810	9,500
Coherus BioSciences, Inc. (a)	1,266,325	14,006
Constellation Pharmaceuticals, Inc.	202,297	1,194
Constellation Pharmaceuticals, Inc.	423,827	2,376
Crinetics Pharmaceuticals, Inc. (a)	208,633	7,290
CytomX Therapeutics, Inc. (a)	989,847	13,660
CytomX Therapeutics, Inc. (a)(g)	794,033	10,958
Denali Therapeutics, Inc. (a)(b)	641,196	12,292
Editas Medicine, Inc. (a)	249,825	7,785
Evelo Biosciences, Inc.	672,270	6,669
Evelo Biosciences, Inc.	909,286	9,020
Exact Sciences Corp. (a)	271,181	21,147
Exelixis, Inc. (a)	9,616,746	195,316
Fate Therapeutics, Inc. (a)	2,783,904	42,761
Five Prime Therapeutics, Inc. (a)	1,426,948	18,322
Global Blood Therapeutics, Inc. (a)	1,323,733	41,751
Heron Therapeutics, Inc. (a)	694,781	19,961
Homology Medicines, Inc. (a)(b)	382,900	8,420
Homology Medicines, Inc. (g)	712,521	15,668
Intellia Therapeutics, Inc. (a)(b)	762,855	13,663
Intercept Pharmaceuticals, Inc. (a)	134,086	14,871
Ionis Pharmaceuticals, Inc. (a)(e)	7,985,431	465,471
Ironwood Pharmaceuticals, Inc. Class A (a)	4,546,765	62,836
Jounce Therapeutics, Inc. (a)	146,622	633
Kiniksa Pharmaceuticals Ltd. (g)	304,279	6,153
Lexicon Pharmaceuticals, Inc. (a)(b)(e)	6,613,917	53,573
Macrogenics, Inc. (a)	198,438	3,415
Momenta Pharmaceuticals, Inc. (a)(e)	5,076,752	60,109
Neon Therapeutics, Inc.	17,627	109
Neon Therapeutics, Inc.	889,854	5,233
Principia Biopharma, Inc.	186,301	5,190
Protagonist Therapeutics, Inc. (a)	818,818	5,298
Prothena Corp. PLC (a)	1,745,414	20,962
Regeneron Pharmaceuticals, Inc. (a)	610,536	223,242
Rigel Pharmaceuticals, Inc. (a)(e)	11,402,836	32,270
Rubius Therapeutics, Inc.	1,166,576	24,941
Rubius Therapeutics, Inc.	1,865,277	37,886
Sage Therapeutics, Inc. (a)	2,149,704	247,839
Sarepta Therapeutics, Inc. (a)	160,097	20,728
Scholar Rock Holding Corp.	233,823	5,696
Scholar Rock Holding Corp. (g)	470,781	11,468
Seres Therapeutics, Inc. (a)(b)(e)	1,537,051	12,834
Seres Therapeutics, Inc. (a)(e)(g)	572,827	4,783
Sienna Biopharmaceuticals, Inc. (a)(e)	839,110	8,483
Sienna Biopharmaceuticals, Inc. (e)(g)	564,045	5,702
Spark Therapeutics, Inc. (a)	709,143	29,876
Syros Pharmaceuticals, Inc. (a)(e)	1,221,889	8,321
Syros Pharmaceuticals, Inc. (a)(e)(g)	938,007	6,388
Translate Bio, Inc. (e)	420,012	3,037
Translate Bio, Inc. (e)	1,993,527	13,693
Ultragenyx Pharmaceutical, Inc. (a)	659,920	35,418
uniQure B.V. (a)	882,638	25,844
UNITY Biotechnology, Inc. (b)	681,325	8,762
UNITY Biotechnology, Inc. (g)	1,193,604	15,350
Vertex Pharmaceuticals, Inc. (a)	413,384	74,736
Wuxi Biologics (Cayman), Inc. (a)	4,024,500	33,743
Xencor, Inc. (a)	1,249,765	52,503
Zai Lab Ltd. ADR (a)	1,833,135	36,149
		4,751,425
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	741,251	54,890
Align Technology, Inc. (a)	23,288	5,354
Boston Scientific Corp. (a)	2,072,354	78,066
Danaher Corp.	1,296,432	142,011
DexCom, Inc. (a)	925,912	119,989
Genmark Diagnostics, Inc. (a)	1,457,915	7,596
Insulet Corp. (a)	1,939,586	162,789
Intuitive Surgical, Inc. (a)	480,584	255,128
Novocure Ltd. (a)	3,685,877	126,499
Novocure Ltd. (a)(g)	571,461	19,613
Penumbra, Inc. (a)	1,088,637	151,560
Presbia PLC (a)(e)	1,258,087	888
Wright Medical Group NV (a)	375,185	10,490
		1,134,873
Health Care Providers & Services - 0.9%
G1 Therapeutics, Inc. (a)	343,036	13,114
Humana, Inc.	61,326	20,205
Laboratory Corp. of America Holdings (a)	112,995	16,457
OptiNose, Inc. (a)(e)	1,328,318	10,454
OptiNose, Inc. (e)(g)	992,571	7,812
UnitedHealth Group, Inc.	1,111,603	312,761
		380,803
Health Care Technology - 0.1%
Castlight Health, Inc. Class B (a)	2,101,679	5,485
Teladoc Health, Inc. (a)	374,353	23,378
		28,863
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	48,821	16,477
Thermo Fisher Scientific, Inc.	147,563	36,824
		53,301
Pharmaceuticals - 2.0%
Adimab LLC (c)(d)(f)	3,162,765	128,503
Akcea Therapeutics, Inc. (a)(b)(e)	5,249,296	177,899
Bristol-Myers Squibb Co.	991,987	53,032
Intra-Cellular Therapies, Inc. (a)(e)	3,772,282	54,509
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	178,600	1,679
Kolltan Pharmaceuticals, Inc. rights (a)(d)	7,940,644	0
MyoKardia, Inc. (a)	1,613,248	100,134
Nektar Therapeutics (a)	5,175,334	209,032
Rhythm Pharmaceuticals, Inc. (a)	457,608	13,513
RPI International Holdings LP (a)(c)(d)	130,847	20,080
Stemcentrx, Inc. rights 12/31/21 (a)(d)	2,065,715	3,780
The Medicines Company (a)	1,954,997	43,264
Theravance Biopharma, Inc. (a)	1,102,526	30,441
		835,866

TOTAL HEALTH CARE		7,185,131

INDUSTRIALS - 5.1%
Aerospace & Defense - 1.2%
Lockheed Martin Corp.	418,907	125,852
Northrop Grumman Corp.	55,202	14,346
Space Exploration Technologies Corp. Class A (a)(c)(d)	418,210	70,677
The Boeing Co.	682,805	236,769
United Technologies Corp.	423,395	51,586
		499,230
Air Freight & Logistics - 0.3%
FedEx Corp.	82,913	18,987
United Parcel Service, Inc. Class B	883,167	101,820
		120,807
Airlines - 1.2%
Azul SA sponsored ADR (a)	441,863	11,926
Delta Air Lines, Inc.	736,656	44,722
JetBlue Airways Corp. (a)	4,281,080	83,567
Ryanair Holdings PLC sponsored ADR (a)	447,741	36,863
Southwest Airlines Co.	2,007,140	109,610
Spirit Airlines, Inc. (a)	352,944	22,631
United Continental Holdings, Inc. (a)	541,195	52,334
Wheels Up Partners Holdings LLC:
Series B (a)(c)(d)(f)	6,703,518	10,323
Series C (a)(c)(d)(f)	3,466,281	5,338
Wizz Air Holdings PLC (a)(g)	2,734,384	104,389
		481,703
Building Products - 0.1%
Resideo Technologies, Inc. (a)	1,889,819	38,987
Construction & Engineering - 0.0%
Fluor Corp.	429,034	17,560
Electrical Equipment - 0.3%
AMETEK, Inc.	23,375	1,716
Eaton Corp. PLC	277,011	21,313
Emerson Electric Co.	470,281	31,753
Fortive Corp.	802,708	61,062
		115,844
Industrial Conglomerates - 0.7%
3M Co.	387,264	80,520
Honeywell International, Inc.	1,362,427	199,936
		280,456
Machinery - 0.9%
Aumann AG (g)	87,086	3,880
Caterpillar, Inc.	872,879	118,423
Deere & Co.	368,687	57,102
Illinois Tool Works, Inc.	270,585	37,625
Ingersoll-Rand PLC	126,448	13,090
Rational AG	18,321	10,422
Wabtec Corp. (b)	168,973	15,985
WashTec AG	109,322	8,032
Xylem, Inc.	1,181,269	86,209
		350,768
Professional Services - 0.0%
CoStar Group, Inc. (a)	25,746	9,510
Road & Rail - 0.4%
Union Pacific Corp.	1,027,287	157,976

TOTAL INDUSTRIALS		2,072,841

INFORMATION TECHNOLOGY - 32.2%
Communications Equipment - 0.5%
Arista Networks, Inc. (a)	143,786	34,290
Infinera Corp. (a)(e)	13,010,495	56,075
NETGEAR, Inc. (a)(e)	2,361,124	130,806
		221,171
Electronic Equipment & Components - 0.3%
Arlo Technologies, Inc. (b)	3,576,054	43,020
Cognex Corp.	50,560	2,226
IPG Photonics Corp. (a)	16,893	2,401
TE Connectivity Ltd.	103,705	7,978
Trimble, Inc. (a)	1,641,893	62,441
		118,066
Internet Software & Services - 0.1%
CarGurus, Inc. Class A (a)	51,226	1,993
Farfetch Ltd. Class A (b)	1,020,219	23,210
		25,203
IT Services - 5.6%
Actua Corp. (d)(e)	1,773,597	1,135
Adyen BV	10,589	5,479
Cognizant Technology Solutions Corp. Class A	883,703	62,946
Elastic NV	41,434	2,960
IBM Corp.	91,027	11,312
MasterCard, Inc. Class A	2,119,172	426,102
MongoDB, Inc. (a)	956,702	79,311
MongoDB, Inc. Class A (a)	42,136	3,493
Okta, Inc. (a)	184,840	11,765
PayPal Holdings, Inc. (a)	4,983,730	427,654
Shopify, Inc. Class A (a)	3,261,996	496,524
Square, Inc. (a)	2,655,338	185,449
Visa, Inc. Class A	3,767,259	533,858
Wix.com Ltd. (a)	500,235	47,112
		2,295,100
Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc. (a)	6,290,635	133,991
Applied Materials, Inc.	313,396	11,683
ASML Holding NV	274,611	47,055
Broadcom, Inc.	216,770	51,463
Cirrus Logic, Inc. (a)	805,884	30,172
Cree, Inc. (a)	1,141,440	50,383
Intel Corp.	74,765	3,687
KLA-Tencor Corp.	214,708	21,162
Marvell Technology Group Ltd.	697,437	11,236
Micron Technology, Inc. (a)	354,801	13,681
NVIDIA Corp.	12,498,261	2,042,591
Renesas Electronics Corp. (a)	887,700	4,184
Silicon Laboratories, Inc. (a)(e)	3,165,711	279,754
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,119,730	42,091
Texas Instruments, Inc.	1,495,286	149,304
Xilinx, Inc.	93,681	8,664
		2,901,101
Software - 12.9%
2U, Inc. (a)	721,615	42,135
Adobe, Inc. (a)	1,587,800	398,363
Aspen Technology, Inc. (a)	315,075	27,191
Atlassian Corp. PLC (a)	426,540	36,657
Autodesk, Inc. (a)	1,381,430	199,617
Avalara, Inc. (b)	60,749	1,943
Black Knight, Inc. (a)	488,839	22,164
Cadence Design Systems, Inc. (a)	189,801	8,549
DocuSign, Inc.	61,168	2,554
Domo, Inc.	199,393	3,023
Dropbox, Inc. Class A (a)	79,018	1,848
HubSpot, Inc. (a)	1,660,943	230,921
Intuit, Inc.	507,677	108,912
Microsoft Corp.	12,173,226	1,349,889
New Relic, Inc. (a)	225,562	19,667
Nutanix, Inc.:
Class A (a)	6,871,069	307,205
Class B (a)(g)	1,151,309	51,475
Oracle Corp.	944,533	46,055
Parametric Technology Corp. (a)	1,854,262	160,375
Paylocity Holding Corp. (a)	119,448	8,013
Pluralsight, Inc. (b)	235,318	5,669
Proofpoint, Inc. (a)	438,185	42,508
Red Hat, Inc. (a)	3,299,258	589,116
RingCentral, Inc. (a)	55,637	4,612
Salesforce.com, Inc. (a)	9,890,562	1,411,977
Tenable Holdings, Inc.	79,414	2,262
Zendesk, Inc. (a)	1,996,485	118,651
Zscaler, Inc. (a)	2,773,584	108,891
		5,310,242
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	12,020,052	2,146,541
NetApp, Inc.	328,998	22,000
Pure Storage, Inc. Class A (a)	7,562,533	143,007
Samsung Electronics Co. Ltd.	979,935	36,607
		2,348,155

TOTAL INFORMATION TECHNOLOGY		13,219,038

MATERIALS - 0.4%
Chemicals - 0.4%
CF Industries Holdings, Inc.	1,326,769	55,976
DowDuPont, Inc.	787,614	45,563
LG Chemical Ltd.	110,617	34,114
The Mosaic Co.	250,646	9,023
		144,676
Metals & Mining - 0.0%
Barrick Gold Corp.	1,586,200	20,212

TOTAL MATERIALS		164,888

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	674,351	110,924
Ant International Co. Ltd. Class C (c)(d)	1,658,265	9,303
		120,227
TOTAL COMMON STOCKS
(Cost $18,897,695)		40,000,143

Preferred Stocks - 2.4%
Convertible Preferred Stocks - 2.3%
COMMUNICATION SERVICES - 0.6%
Interactive Media & Services - 0.6%
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)(d)	4,770,180	232,642
Series E, 8.00% (a)(c)(d)	209,216	10,203
		242,845
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(c)(d)	699,106	895
TOTAL COMMUNICATION SERVICES		243,740
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(f)	61,485	9,796
Topgolf International, Inc. Series F (c)(d)	819,532	10,719
		20,515
Internet & Direct Marketing Retail - 0.0%
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	7,578,338	344
The Honest Co., Inc.:
Series C (a)(c)(d)	92,950	1,822
Series D (a)(c)(d)	69,363	1,360
		3,526
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (a)(c)(d)	2,549,928	36,821
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (c)(d)	24,267	1,331
Series B (c)(d)	4,263	234
Series C (c)(d)	40,746	2,234
ORIC Pharmaceuticals, Inc. Series C (c)(d)	1,416,666	4,250
		8,049
TOTAL CONSUMER DISCRETIONARY		68,911
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Sweetgreen, Inc. Series H (c)(d)	705,259	9,197
Food Products - 0.0%
Agbiome LLC Series C (c)(d)	1,060,308	6,716
Tobacco - 0.0%
JUUL Labs, Inc. Series E (c)(d)	22,033	4,737
TOTAL CONSUMER STAPLES		20,650
FINANCIALS - 0.0%
Insurance - 0.0%
Clover Health Series D (a)(c)(d)	863,631	8,099
HEALTH CARE - 1.0%
Biotechnology - 0.8%
10X Genomics, Inc.:
Series C (a)(c)(d)	2,505,940	31,901
Series D (c)(d)	364,100	4,635
23andMe, Inc. Series F (a)(c)(d)	590,383	10,243
Axcella Health, Inc.:
Series C (a)(c)(d)	536,592	5,994
Series E (c)(d)	366,851	4,098
BioNTech AG Series A (c)(d)	114,025	32,770
Fulcrum Therapeutics, Inc. Series B 0.00% (c)(d)	2,308,437	4,617
Generation Bio Series B (c)(d)	831,800	7,607
Immunocore Ltd. Series A (a)(c)(d)	67,323	8,698
Intarcia Therapeutics, Inc.:
Series CC (a)(c)(d)	1,051,411	45,242
Series DD (a)(c)(d)	1,543,687	66,425
Kaleido Biosciences, Inc. Series C (c)(d)	729,738	7,290
Moderna, Inc.:
Series B (a)(c)(d)	111,393	2,306
Series C (a)(c)(d)	254,542	5,269
Series D (a)(c)(d)	2,150,564	44,517
Series E (a)(c)(d)	2,592,279	53,660
Series F (a)(c)(d)	64,317	1,331
		336,603
Health Care Equipment & Supplies - 0.0%
Shockwave Medical, Inc. Series C (a)(c)(d)	5,413,080	6,101
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)(d)	2,790,742	19,942
Health Care Technology - 0.0%
Codiak Biosciences, Inc.:
Series A 8.00% (a)(c)(d)	589,863	2,141
Series B 8.00% (a)(c)(d)	1,917,058	6,959
Series C, 8.00% (c)(d)	2,688,186	9,758
		18,858
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series B (c)(d)	16,803	6,920
Harmony Biosciences II, Inc. Series A (a)(c)(d)	10,934,380	10,934
Nohla Therapeutics, Inc. Series B (c)(d)	9,124,200	4,161
		22,015
TOTAL HEALTH CARE		403,519
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)(d)	216,276	36,551
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	5,833,137	25,024
TOTAL INDUSTRIALS		61,575
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.2%
Lyft, Inc. Series I (c)(d)	772,439	36,578
Reddit, Inc. Series B (a)(c)(d)	384,303	3,989
Starry, Inc.:
Series B (a)(c)(d)	9,869,159	9,099
Series C (c)(d)	5,234,614	4,826
		54,492
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	923,523	891
Software - 0.2%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	2,229,826	24,528
Dataminr, Inc. Series D (a)(c)(d)	1,773,901	35,301
Outset Medical, Inc.:
Series C (a)(c)(d)	1,244,716	3,871
Series D (c)(d)	1,525,901	4,746
Taboola.Com Ltd. Series E (a)(c)(d)	1,337,420	23,525
		91,971
TOTAL INFORMATION TECHNOLOGY		147,354

TOTAL CONVERTIBLE PREFERRED STOCKS		953,848

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (c)(d)	13,038	715
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA	2,670,300	24,873
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC:
Class A (a)(c)(d)	464,607	3,062
Class B (c)(d)	336,308	2,216
		5,278
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (c)(d)	46,864	19,301
TOTAL HEALTH CARE		24,579

TOTAL NONCONVERTIBLE PREFERRED STOCKS		50,167

TOTAL PREFERRED STOCKS
(Cost $690,291)		1,004,015

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 2.27% (h)	49,905,281	49,915
Fidelity Securities Lending Cash Central Fund 2.27% (h)(i)	510,657,350	510,708
TOTAL MONEY MARKET FUNDS
(Cost $560,614)		560,623
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $20,148,600)		41,564,781
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(481,640)
NET ASSETS - 100%		$41,083,141

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,325,167,000 or 3.2% of net assets.

 (d) Level 3 security

 (e) Affiliated company

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $263,639,000 or 0.6% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
10X Genomics, Inc. Series C	2/23/16 - 4/3/17	$11,222
10X Genomics, Inc. Series D	4/10/18	$3,484
23andMe, Inc. Series F	8/31/17	$8,197
Adimab LLC	9/17/14 - 6/5/15	$47,869
Agbiome LLC Series C	6/29/18	$6,716
Allbirds, Inc.	10/9/18	$3,372
Allbirds, Inc.	10/9/18	$715
Allbirds, Inc. Series A	10/9/18	$1,331
Allbirds, Inc. Series B	10/9/18	$234
Allbirds, Inc. Series C	10/9/18	$2,234
Altiostar Networks, Inc. Series A1	1/10/17	$3,216
Ant International Co. Ltd. Class C	5/16/18	$9,303
AppNexus, Inc. Series E (Escrow)	8/1/14	$1,665
Axcella Health, Inc. Series C	8/11/17	$5,409
Axcella Health, Inc. Series E	11/30/18	$4,098
BioNTech AG Series A	12/29/17	$24,972
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$15,506
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$6,920
Cibus Global Ltd. Series C	2/16/18	$9,500
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 9/10/18	$17,559
Clover Health Series D	6/7/17	$8,099
Codiak Biosciences, Inc. Series A 8.00%	11/12/15	$590
Codiak Biosciences, Inc. Series B 8.00%	11/12/15	$5,751
Codiak Biosciences, Inc. Series C, 8.00%	11/17/17	$10,182
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$22,617
Fulcrum Therapeutics, Inc. Series B 0.00%	8/24/18	$4,617
Generation Bio Series B	2/21/18	$7,607
Harmony Biosciences II, Inc. Series A	9/22/17	$10,934
Immunocore Ltd. Series A	7/27/15	$12,669
Intarcia Therapeutics, Inc. Series CC	11/14/12	$14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$50,000
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	7/6/18	$7,899
JUUL Labs, Inc. Series E	7/6/18	$3,949
Kaleido Biosciences, Inc. Series C	3/16/18	$7,290
Lyft, Inc. Series I	6/27/18	$36,578
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16 - 12/14/17	$8,439
Moderna, Inc. Series B	4/13/17	$1,408
Moderna, Inc. Series C	4/13/17	$3,224
Moderna, Inc. Series D	11/6/13	$20,615
Moderna, Inc. Series E	12/18/14	$24,850
Moderna, Inc. Series F	8/10/16	$617
Mulberry Health, Inc. Series A8	1/20/16	$18,851
Nohla Therapeutics, Inc. Series B	5/1/18	$4,161
ORIC Pharmaceuticals, Inc. Series C	2/6/18	$4,250
Outset Medical, Inc. Series C	4/19/17	$3,226
Outset Medical, Inc. Series D	8/20/18	$4,746
Peloton Interactive, Inc. Series E	3/31/17	$13,809
Reddit, Inc. Series B	7/26/17	$5,456
RPI International Holdings LP	5/21/15 - 3/23/16	$16,269
Shockwave Medical, Inc. Series C	9/27/17	$5,467
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$38,201
Space Exploration Technologies Corp. Series G	1/20/15	$16,753
Starry, Inc. Series B	12/1/16	$5,339
Starry, Inc. Series C	12/8/17	$4,826
Sweetgreen, Inc. Series H	11/9/18	$9,197
Taboola.Com Ltd. Series E	12/22/14	$13,943
The Honest Co., Inc.	8/21/14	$1,078
The Honest Co., Inc. Series C	8/21/14	$2,515
The Honest Co., Inc. Series D	8/3/15	$3,174
Topgolf International, Inc. Series F	11/10/17	$11,337
Tory Burch LLC Class A	5/14/15	67,653
Tory Burch LLC Class B	12/31/12	$17,505
Turn, Inc. (Escrow)	4/11/17	$591
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$74,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$6,971
Wheels Up Partners Holdings LLC Series B	9/18/15	$19,040
Wheels Up Partners Holdings LLC Series C	6/22/17	10,815
YourPeople, Inc. Series C	5/1/15	$86,920
Yumanity Holdings LLC Class A	2/8/16	$3,140
Yumanity Holdings LLC Class B	6/19/18	$2,815

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,460
Fidelity Securities Lending Cash Central Fund	11,925
Total	$13,385

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
ACADIA Pharmaceuticals, Inc.	$231,213	$9,787	$25,611	$--	$(2,998)	$(74,067)	$138,324
Actua Corp.	36,209	--	942	--	(31,594)	(2,538)	1,135
Akcea Therapeutics, Inc.	70,889	43,569	9,902	--	3,571	69,772	177,899
Alkermes PLC	485,912	28,513	75,067	--	(19,962)	(128,253)	291,143
Alnylam Pharmaceuticals, Inc.	668,331	40,035	26,762	--	17,019	(286,920)	411,703
aTyr Pharma, Inc.	5,730	--	19,001	--	--	18,954	--
aTyr Pharma, Inc.	3,031	27	109	--	(166)	(26,114)	1,353
Avexis, Inc.	162,779	14,222	387,476	--	250,138	(39,663)	--
bluebird bio, Inc.	439,342	43,772	24,702	--	17,955	(150,517)	--
Calyxt, Inc.	28,618	3,870	1,275	--	725	(12,539)	19,399
Exelixis, Inc.	410,001	--	117,381	--	51,970	(149,274)	--
Infinera Corp.	81,330	16,708	6,505	--	(9,603)	(25,855)	56,075
Intra-Cellular Therapies, Inc.	59,705	4,049	5,367	--	(2,174)	(1,704)	54,509
Ionis Pharmaceuticals, Inc.	417,706	38,526	18,768	--	10,138	17,869	465,471
Lexicon Pharmaceuticals, Inc.	71,027	1,381	4,079	--	(1,275)	(13,481)	53,573
lululemon athletica, Inc.	521,918	37,754	108,321	--	50,989	456,687	959,027
Momenta Pharmaceuticals, Inc.	70,799	3,610	4,063	--	1,058	(11,295)	60,109
NETGEAR, Inc.	--	147,999	4,556	--	576	(13,213)	130,806
OptiNose, Inc.	14,894	9,211	792	--	126	(12,985)	10,454
OptiNose, Inc.	17,053	--	--	--	--	(9,241)	7,812
Presbia PLC	3,510	10	152	--	(13)	(2,467)	888
Prothena Corp. PLC	100,105	274	8,612	--	(11,303)	(59,503)	--
Regulus Therapeutics, Inc.	4,872	23	1,611	--	(33,983)	30,699	--
Rigel Pharmaceuticals, Inc.	44,595	5,044	2,128	--	(443)	(14,798)	32,270
Seres Therapeutics, Inc.	12,125	3,348	488	--	43	(2,194)	12,834
Seres Therapeutics, Inc.	6,015	--	--	--	--	(1,232)	4,783
Sienna Biopharmaceuticals, Inc.	16,690	649	576	--	55	(8,335)	8,483
Sienna Biopharmaceuticals, Inc.	10,803	--	--	--	--	(5,101)	5,702
Silicon Laboratories, Inc.	298,944	7,915	18,435	--	6,746	(15,416)	279,754
Syros Pharmaceuticals, Inc.	10,854	5,650	477	--	14	(7,720)	8,321
Syros Pharmaceuticals, Inc.	13,929	--	--	--	--	(7,541)	6,388
Translate Bio, Inc.	--	5,454	61	--	--	(2,356)	3,037
Translate Bio, Inc.	--	17,962	--	--	--	(4,269)	13,693
Total	$4,318,929	$489,362	$873,219	$--	$297,609	$(494,610)	$3,214,945

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$5,573,112	$5,251,164	$77,553	$244,395
Consumer Discretionary	8,282,217	8,130,421	--	151,796
Consumer Staples	1,959,959	1,895,713	34,122	30,124
Energy	755,648	755,648	--	--
Financials	1,034,070	1,025,971	--	8,099
Health Care	7,613,229	6,955,585	67,683	589,961
Industrials	2,134,416	1,986,503	--	147,913
Information Technology	13,366,392	13,214,880	3,023	148,489
Materials	164,888	164,888	--	--
Real Estate	120,227	110,924	--	9,303
Money Market Funds	560,623	560,623	--	--
Total Investments in Securities:	$41,564,781	$40,052,320	$182,381	$1,330,080

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Health Care
Beginning Balance	$489,611
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	33,500
Cost of Purchases	100,317
Proceeds of Sales	(33,467)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$589,961
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$43,136
Other Investments in Securities
Beginning Balance	$618,926
Net Realized Gain (Loss) on Investment Securities	6,437
Net Unrealized Gain (Loss) on Investment Securities	89,352
Cost of Purchases	106,569
Proceeds of Sales	(117,374)
Amortization/Accretion	--
Transfers into Level 3	36,209
Transfers out of Level 3	--
Ending Balance	$740,119
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$97,660

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $506,840) — See accompanying schedule: Unaffiliated issuers (cost $17,289,929)	$37,789,213
Fidelity Central Funds (cost $560,614)	560,623
Other affiliated issuers (cost $2,298,057)	3,214,945
Total Investment in Securities (cost $20,148,600)		$41,564,781
Cash		53
Restricted cash		1,141
Receivable for investments sold		111,296
Receivable for fund shares sold		40,801
Dividends receivable		31,592
Distributions receivable from Fidelity Central Funds		894
Prepaid expenses		75
Other receivables		2,609
Total assets		41,753,242
Liabilities
Payable for investments purchased	$26,655
Payable for fund shares redeemed	105,445
Accrued management fee	20,891
Other affiliated payables	3,723
Other payables and accrued expenses	2,708
Collateral on securities loaned	510,679
Total liabilities		670,101
Net Assets		$41,083,141
Net Assets consist of:
Paid in capital		$17,650,444
Total distributable earnings (loss)		23,432,697
Net Assets		$41,083,141
Net Asset Value and Maximum Offering Price
Growth Company:
Net Asset Value, offering price and redemption price per share ($25,615,326 ÷ 1,363,419 shares)		$18.79
Class K:
Net Asset Value, offering price and redemption price per share ($15,467,815 ÷ 822,806 shares)		$18.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$275,393
Special dividends		56,805
Income from Fidelity Central Funds		13,385
Total income		345,583
Expenses
Management fee
Basic fee	$238,966
Performance adjustment	73,989
Transfer agent fees	43,726
Accounting and security lending fees	2,403
Custodian fees and expenses	885
Independent trustees' fees and expenses	226
Registration fees	308
Audit	201
Legal	69
Interest	6
Miscellaneous	293
Total expenses before reductions	361,072
Expense reductions	(1,180)
Total expenses after reductions		359,892
Net investment income (loss)		(14,309)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,347,606
Fidelity Central Funds	21
Other affiliated issuers	297,557
Foreign currency transactions	(255)
Total net realized gain (loss)		3,644,929
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,906)	(493,895)
Fidelity Central Funds	(16)
Other affiliated issuers	(494,610)
Assets and liabilities in foreign currencies	(214)
Total change in net unrealized appreciation (depreciation)		(988,735)
Net gain (loss)		2,656,194
Net increase (decrease) in net assets resulting from operations		$2,641,885

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(14,309)	$904
Net realized gain (loss)	3,644,929	5,300,359
Change in net unrealized appreciation (depreciation)	(988,735)	6,673,348
Net increase (decrease) in net assets resulting from operations	2,641,885	11,974,611
Distributions to shareholders	(1,899,438)	–
Distributions to shareholders from net investment income	–	(37,300)
Distributions to shareholders from net realized gain	–	(2,014,292)
Total distributions	(1,899,438)	(2,051,592)
Share transactions - net increase (decrease)	(1,331,921)	(4,103,390)
Total increase (decrease) in net assets	(589,474)	5,819,629
Net Assets
Beginning of period	41,672,615	35,852,986
End of period	$41,083,141	$41,672,615
Other Information
Distributions in excess of net investment income end of period		$(931)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Company Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$18.53	$14.28	$14.35	$13.65	$12.47
Income from Investment Operations
Net investment income (loss)B	(.01)C	(.01)	.01	–	.02
Net realized and unrealized gain (loss)	1.12	5.08	.47	1.17	2.05
Total from investment operations	1.11	5.07	.48	1.17	2.07
Distributions from net investment income	–	(.01)	–	(.01)	(.02)
Distributions from net realized gain	(.85)	(.81)	(.55)	(.46)	(.87)
Total distributions	(.85)	(.82)	(.55)	(.47)	(.89)
Net asset value, end of period	$18.79	$18.53	$14.28	$14.35	$13.65
Total ReturnD	6.19%	37.34%	3.48%	8.90%	17.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.85%	.77%	.88%	.82%
Expenses net of fee waivers, if any	.85%	.85%	.77%	.87%	.82%
Expenses net of all reductions	.85%	.85%	.77%	.87%	.82%
Net investment income (loss)	(.07)%C	(.04)%	.07%	(.01)%	.12%
Supplemental Data
Net assets, end of period (in millions)	$25,615	$25,256	$21,114	$23,513	$24,165
Portfolio turnover rateG	18%H	15%H	19%H	18%H	12%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Company Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$18.52	$14.27	$14.34	$13.64	$12.47
Income from Investment Operations
Net investment income (loss)B	–C,D	.01	.02	.01	.03
Net realized and unrealized gain (loss)	1.13	5.07	.47	1.17	2.05
Total from investment operations	1.13	5.08	.49	1.18	2.08
Distributions from net investment income	–D	(.02)	(.01)	(.03)	(.04)
Distributions from net realized gain	(.85)	(.81)	(.55)	(.45)	(.87)
Total distributions	(.85)	(.83)	(.56)	(.48)	(.91)
Net asset value, end of period	$18.80	$18.52	$14.27	$14.34	$13.64
Total ReturnE	6.28%	37.47%	3.59%	9.01%	17.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.75%	.66%	.77%	.71%
Expenses net of fee waivers, if any	.76%	.75%	.66%	.77%	.71%
Expenses net of all reductions	.76%	.75%	.66%	.77%	.71%
Net investment income (loss)	.02%C	.06%	.17%	.09%	.24%
Supplemental Data
Net assets, end of period (in millions)	$15,468	$16,416	$14,739	$17,587	$18,242
Portfolio turnover rateH	18%I	15%I	19%I	18%I	12%I

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective August 10, 2018, each class underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding shares of the Class by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of each class. The per share data presented in the Financial Highlights and Share Transactions presented in the Notes to Financial Statements have been retroactively adjusted to reflect this share split.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$1,330,080	Market comparable	Enterprise value/Sales multiple (EV/S)	1.2 - 7.2 / 2.6	Increase
			Transaction price	$0.46 - $411.85 / $154.71	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	10.5	Increase
			Discount rate	30.0% - 76.0% / 43.9%	Decrease
			Discount for lack of marketability	10.0% - 15.0% / 14.7%	Decrease
			Premium rate	40.0%	Increase
			Conversion ratio	3.0	Increase
			Proxy discount	4.2% - 21.3% / 7.9%	Decrease
			Liquidity preference	$14.90	Increase
		Market approach	Transaction price	$0.81 - $215.00 / $57.99	Increase
			Discount for lack of marketability	10.0%	Decrease
			Conversion ratio	1.6	Increase
		Discount cash flow	Discount rate	8.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
		Recovery value	Recovery value	0.0% - 1.0% / 0.7%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $2,270 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,035,582
Gross unrealized depreciation	(1,851,754)
Net unrealized appreciation (depreciation)	$21,183,828
Tax Cost	$20,380,953

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$2,251,210
Net unrealized appreciation (depreciation) on securities and other investments	$21,183,758

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$1,324	$ 37,300
Long-term Capital Gains	1,898,114	2,014,292
Total	$1,899,438	$ 2,051,592

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $242,941 in these Subsidiaries, representing .59% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $8,064,714 and $9,288,362, respectively.

Unaffiliated Redemptions In-Kind. During the period, 93,489* shares of the Fund were redeemed in-kind for investments and cash with a value of $1,799,315. The net realized gain of $1,264,532 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind.

During the prior period, 346,490* shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $5,209,289. The Fund had a net realized gain of $3,322,910 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

* Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split occurred on that date.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$35,951.13
Class K	7,775.05
	$43,726

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $242 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$25,753	1.65%	$6

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $711.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $119 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $41,618. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,925, including $1,656 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $754 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $417.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Growth Company	$1,149,671	$–
Class K	749,767	–
Total	$1,899,438	$–
From net investment income
Growth Company	$–	$13,724
Class K	–	23,576
Total	$–	$37,300
From net realized gain
Growth Company	$–	$1,190,770
Class K	–	823,522
Total	$–	$2,014,292

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018(a)	Year ended November 30, 2017(a)	Year ended November 30, 2018	Year ended November 30, 2017
Growth Company
Shares sold	248,528	171,270	$4,759,280	$2,740,883
Reinvestment of distributions	58,986	80,920	1,059,253	1,134,062
Shares redeemed	(307,305)(b)	(367,910)(c)	(5,899,459)(b)	(5,635,831)(c)
Net increase (decrease)	209	(115,720)	$(80,926)	$(1,760,886)
Class K
Shares sold	187,471	195,210	$3,588,943	$3,093,032
Reinvestment of distributions	41,745	60,510	749,542	847,098
Shares redeemed	(292,620)(b)	(402,090)(c)	(5,589,480)(b)	(6,282,634)(c)
Net increase (decrease)	(63,404)	(146,370)	$(1,250,995)	$(2,342,504)

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

 (b) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 16, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Growth Company	.83%
Actual		$1,000.00	$946.60	$4.05
Hypothetical-C		$1,000.00	$1,020.91	$4.20
Class K	.75%
Actual		$1,000.00	$947.00	$3.66
Hypothetical-C		$1,000.00	$1,021.31	$3.80

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Growth Company Fund
Growth Company	12/27/18	12/26/18	$1.022
Class K	12/27/18	12/26/18	$1.022

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $2,401,914,108, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Growth Company Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GCF-K-ANN-0119
1.863213.110

Fidelity® New Millennium Fund® Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	3.19%	8.54%	15.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$41,011	Fidelity® New Millennium Fund®
$38,109	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager John Roth:  For the fiscal year, the fund gained 3.19%, trailing the benchmark S&P 500® index. Security selection mainly detracted from the fund’s performance versus the benchmark, particularly my choices in the consumer discretionary and financials sectors. Among individual stocks, it hurt most to avoid Microsoft (+34%) and Amazon.com (+44%), two large index components that didn’t align with my strategy. Each rallied strongly for much of the period. The fund’s stake overweighted stake in multinational conglomerate General Electric (GE) also declined, due to investors’ concerns about the company’s debt, insurance liability and the health of its power business. Elsewhere, the fund's foreign holdings hurt versus the benchmark, hampered by a surging U.S. dollar. In particular, a position in Eurofins Scientific, a Luxembourg-based provider of testing and support services for the pharmaceutical, food and consumer products industries, detracted. Conversely, not owning index member and social media giant Facebook added value. Facebook shares declined about 21% for the period amid escalating concerns over users’ privacy. The company also reported slowing user growth and weak guidance. The fund’s stake in DexCom, a leader in continuous glucose monitoring systems for diabetes management, was another plus. I sold DexCom from the fund by period end to take profit.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Exxon Mobil Corp.	3.0
Bank of America Corp.	2.6
Cisco Systems, Inc.	2.1
Berkshire Hathaway, Inc. Class B	2.1
UnitedHealth Group, Inc.	2.1
Comcast Corp. Class A	2.1
Walmart, Inc.	2.0
American International Group, Inc.	1.9
ARAMARK Holdings Corp.	1.9
Procter & Gamble Co.	1.8
21.6

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	18.4
Health Care	12.3
Energy	12.0
Consumer Discretionary	11.6
Industrials	10.3

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	92.6%
Convertible Securities	1.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.9%

 * Foreign investments - 15.0%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 92.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 1.5%
Verizon Communications, Inc.	794,000	$47,878
Entertainment - 0.3%
Trion World, Inc. (a)(b)(c)	1,062,359	0
WME Entertainment Parent, LLC Class A (a)(b)(c)(d)	3,761,973	11,060
		11,060
Media - 2.1%
Comcast Corp. Class A	1,727,200	67,378

TOTAL COMMUNICATION SERVICES		126,316

CONSUMER DISCRETIONARY - 10.9%
Automobiles - 1.1%
Fiat Chrysler Automobiles NV	1,532,200	25,419
Tesla, Inc. (a)	29,900	10,479
		35,898
Hotels, Restaurants & Leisure - 3.1%
ARAMARK Holdings Corp.	1,571,300	59,804
Del Frisco's Restaurant Group, Inc. (a)	640,600	4,401
Drive Shack, Inc. (a)	2,114,780	9,876
U.S. Foods Holding Corp. (a)	732,600	24,308
		98,389
Household Durables - 1.9%
D.R. Horton, Inc.	550,700	20,497
Newell Brands, Inc.	550,700	12,886
NVR, Inc. (a)	5,100	12,495
Toll Brothers, Inc.	474,813	15,655
		61,533
Leisure Products - 0.1%
New Academy Holding Co. LLC unit (a)(b)(c)(e)	66,000	2,129
Multiline Retail - 1.0%
Dollar General Corp.	207,500	23,030
Dollar Tree, Inc. (a)	102,500	8,894
		31,924
Specialty Retail - 2.0%
AutoZone, Inc. (a)	31,700	25,648
Tiffany & Co., Inc.	156,900	14,278
TJX Companies, Inc.	530,000	25,891
		65,817
Textiles, Apparel & Luxury Goods - 1.7%
Allbirds, Inc. (b)(c)	4,447	244
Brunello Cucinelli SpA	822,600	27,798
PVH Corp.	141,600	15,648
Under Armour, Inc. Class A (sub. vtg.) (a)(f)	475,000	11,343
		55,033

TOTAL CONSUMER DISCRETIONARY		350,723

CONSUMER STAPLES - 9.0%
Beverages - 0.3%
Molson Coors Brewing Co. Class B	167,000	10,984
Food & Staples Retailing - 2.0%
Walmart, Inc.	646,600	63,140
Food Products - 1.1%
Amira Nature Foods Ltd. (a)(f)	1,082,352	606
Greencore Group PLC	5,744,661	13,769
The Hershey Co.	185,200	20,057
		34,432
Household Products - 3.0%
Kimberly-Clark Corp.	197,100	22,739
Procter & Gamble Co.	624,900	59,059
Reckitt Benckiser Group PLC	182,400	15,183
		96,981
Personal Products - 0.9%
Coty, Inc. Class A	1,246,400	10,395
Unilever NV (Certificaten Van Aandelen) (Bearer)	303,000	16,815
		27,210
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	520,700	18,157
Philip Morris International, Inc.	426,900	36,940
		55,097

TOTAL CONSUMER STAPLES		287,844

ENERGY - 11.9%
Energy Equipment & Services - 1.7%
Borr Drilling Ltd. (a)	4,401,703	13,828
Oceaneering International, Inc. (a)	588,652	9,883
Odfjell Drilling Ltd.	4,699,224	15,500
Pacific Drilling SA (a)	142,594	2,125
Pacific Drilling SA	261,698	3,899
TechnipFMC PLC	325,600	7,518
		52,753
Oil, Gas & Consumable Fuels - 10.2%
Cabot Oil & Gas Corp.	676,300	17,016
Cheniere Energy, Inc. (a)	239,300	14,626
Chevron Corp.	400,900	47,683
Cimarex Energy Co.	110,600	9,067
ConocoPhillips Co.	664,300	43,963
Denbury Resources, Inc. (a)	2,486,300	5,619
Diamondback Energy, Inc.	99,800	11,016
Exxon Mobil Corp.	1,207,700	96,010
GasLog Ltd.	472,841	9,816
Golar LNG Ltd.	717,100	19,104
Kosmos Energy Ltd. (a)	1,690,300	9,094
Legacy Reserves, Inc. (a)(f)(g)	5,606,520	12,054
The Williams Companies, Inc.	1,117,997	28,308
Whiting Petroleum Corp. (a)	119,925	3,630
		327,006

TOTAL ENERGY		379,759

FINANCIALS - 18.4%
Banks - 5.3%
Bank of America Corp.	2,915,600	82,803
First Republic Bank	166,500	16,508
HDFC Bank Ltd. sponsored ADR	152,300	15,446
Metro Bank PLC (a)(f)	243,010	6,509
PNC Financial Services Group, Inc.	168,300	22,852
Republic First Bancorp, Inc. (a)	933,900	7,051
SunTrust Banks, Inc.	296,412	18,582
		169,751
Capital Markets - 1.3%
The NASDAQ OMX Group, Inc.	204,200	18,648
TPG Specialty Lending, Inc. (f)	1,064,000	21,589
		40,237
Diversified Financial Services - 2.3%
Berkshire Hathaway, Inc. Class B (a)	313,600	68,440
Focus Financial Partners, Inc. Class A	183,100	5,661
		74,101
Insurance - 7.7%
American International Group, Inc.	1,412,700	61,099
Arch Capital Group Ltd. (a)	924,600	26,462
Beazley PLC	1,192,000	8,491
Chubb Ltd.	309,709	41,420
First American Financial Corp.	271,800	13,136
FNF Group	657,300	22,085
Hiscox Ltd.	478,900	10,289
Marsh & McLennan Companies, Inc.	193,500	17,163
MetLife, Inc.	617,000	27,537
The Travelers Companies, Inc.	157,400	20,520
		248,202
Thrifts & Mortgage Finance - 1.8%
Housing Development Finance Corp. Ltd.	425,968	12,164
MGIC Investment Corp. (a)	1,213,634	14,212
Radian Group, Inc.	1,774,923	32,659
		59,035

TOTAL FINANCIALS		591,326

HEALTH CARE - 12.1%
Biotechnology - 1.9%
Amgen, Inc.	231,400	48,189
Celgene Corp. (a)	187,200	13,520
		61,709
Health Care Equipment & Supplies - 2.6%
Becton, Dickinson & Co.	117,000	29,572
Boston Scientific Corp. (a)	649,500	24,467
Danaher Corp.	182,200	19,958
Integra LifeSciences Holdings Corp. (a)	160,028	8,582
		82,579
Health Care Providers & Services - 4.6%
Henry Schein, Inc. (a)	291,200	25,975
National Vision Holdings, Inc. (a)	385,600	14,179
Notre Dame Intermedica Participacoes SA	1,052,460	7,593
Premier, Inc. (a)	239,400	9,495
UnitedHealth Group, Inc.	240,700	67,723
Universal Health Services, Inc. Class B	154,000	21,250
		146,215
Health Care Technology - 0.4%
Cerner Corp. (a)	231,200	13,389
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	180,300	13,045
Bruker Corp.	318,900	10,568
		23,613
Pharmaceuticals - 1.9%
Amneal Pharmaceuticals, Inc. (a)(f)	488,400	8,650
Catalent, Inc. (a)	248,493	9,853
GlaxoSmithKline PLC	180	4
Perrigo Co. PLC	294,100	18,317
Prestige Brands Holdings, Inc. (a)	300,000	11,646
Roche Holding AG (participation certificate)	42,220	10,960
		59,430

TOTAL HEALTH CARE		386,935

INDUSTRIALS - 10.2%
Aerospace & Defense - 4.7%
General Dynamics Corp.	239,300	44,244
Huntington Ingalls Industries, Inc.	76,500	16,486
KEYW Holding Corp. (a)(f)	1,868,837	18,259
Kratos Defense & Security Solutions, Inc. (a)	1,140,600	15,170
Northrop Grumman Corp.	142,700	37,085
Space Exploration Technologies Corp.:
Class A (a)(b)(c)	58,589	9,902
Class C (a)(b)(c)	818	138
Teledyne Technologies, Inc. (a)	46,800	10,510
		151,794
Commercial Services & Supplies - 1.1%
KAR Auction Services, Inc.	283,900	16,222
Stericycle, Inc. (a)	125,800	6,047
U.S. Ecology, Inc.	193,056	13,450
		35,719
Electrical Equipment - 0.4%
Melrose Industries PLC	5,820,928	13,099
Industrial Conglomerates - 1.6%
General Electric Co.	6,582,100	49,366
Machinery - 1.4%
Aumann AG (f)(h)	222,500	9,912
Donaldson Co., Inc.	284,400	15,938
Pentair PLC	160,200	6,841
Rational AG	21,300	12,117
		44,808
Marine - 0.5%
Goodbulk Ltd. (c)	959,290	16,016
Trading Companies & Distributors - 0.5%
Bunzl PLC	549,119	16,905

TOTAL INDUSTRIALS		327,707

INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 2.1%
Cisco Systems, Inc.	1,429,900	68,449
Electronic Equipment & Components - 1.3%
Amphenol Corp. Class A	280,182	24,639
Keysight Technologies, Inc. (a)	290,000	17,928
		42,567
IT Services - 2.1%
Akamai Technologies, Inc. (a)	245,400	16,871
First Data Corp. Class A (a)	1,031,062	19,673
Leidos Holdings, Inc.	340,800	21,470
Science Applications International Corp.	123,900	8,614
		66,628
Semiconductors & Semiconductor Equipment - 0.9%
Qualcomm, Inc.	459,800	26,788
Software - 0.4%
Black Knight, Inc. (a)	275,149	12,475

TOTAL INFORMATION TECHNOLOGY		216,907

MATERIALS - 2.0%
Chemicals - 1.2%
International Flavors & Fragrances, Inc.	147,000	20,820
LG Chemical Ltd.	20,430	6,301
Nutrien Ltd.	205,920	10,607
		37,728
Metals & Mining - 0.8%
Franco-Nevada Corp.	143,800	9,957
Newcrest Mining Ltd.	541,982	8,220
Novagold Resources, Inc. (a)(f)	2,591,580	9,558
		27,735

TOTAL MATERIALS		65,463

REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.4%
Cousins Properties, Inc.	901,553	7,618
Crown Castle International Corp.	78,200	8,985
Healthcare Trust of America, Inc.	274,800	7,727
Spirit MTA REIT	190,380	1,852
Spirit Realty Capital, Inc.	1,903,800	14,126
VEREIT, Inc.	471,400	3,606
		43,914
Real Estate Management & Development - 0.2%
Realogy Holdings Corp. (f)	414,300	7,979

TOTAL REAL ESTATE		51,893

UTILITIES - 5.8%
Electric Utilities - 5.8%
Alliant Energy Corp.	409,800	18,601
Duke Energy Corp.	629,600	55,764
Exelon Corp.	454,100	21,066
IDACORP, Inc.	260,800	25,621
OGE Energy Corp.	265,200	10,507
Southern Co.	500,000	23,665
Xcel Energy, Inc.	557,200	29,225
		184,449
TOTAL COMMON STOCKS
(Cost $2,599,674)		2,969,322

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 1.4%
CONSUMER DISCRETIONARY - 0.7%
Leisure Products - 0.5%
Peloton Interactive, Inc.:
Series E (a)(b)(c)	923,284	13,332
Series F (b)(c)	298,932	4,317
		17,649
Textiles, Apparel & Luxury Goods - 0.2%
Allbirds, Inc.:
Series A (b)(c)	1,755	96
Series B (b)(c)	308	17
Series C (b)(c)	2,947	162
Bolt Threads, Inc. Series D (b)(c)	390,327	4,754
		5,029
TOTAL CONSUMER DISCRETIONARY		22,678
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Butterfly Network, Inc. Series D (b)(c)	658,083	6,759
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series H (a)(b)(c)	7,570	1,279
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.4%
Lyft, Inc.:
Series H (b)(c)	143,083	6,776
Series I (b)(c)	151,561	7,177
		13,953

TOTAL CONVERTIBLE PREFERRED STOCKS		44,669

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (b)(c)	943	52
TOTAL PREFERRED STOCKS
(Cost $36,550)		44,721
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.0%
Convertible Bonds - 0.0%
COMMUNICATION SERVICES - 0.0%
Entertainment - 0.0%
Trion World, Inc. 8% 10/10/19 pay-in-kind (b)(c)(i)(j)	474	0
Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Pacific Drilling Second Lien Escrow Issuer Ltd. 11% 4/1/24 pay-in-kind (h)	179	183
TOTAL CORPORATE BONDS
(Cost $657)		183
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (b)(c)(d)
(Cost $8,368)	8,367,654	4,087

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 2.27% (k)	184,869,631	184,907
Fidelity Securities Lending Cash Central Fund 2.27% (k)(l)	64,067,451	64,074
TOTAL MONEY MARKET FUNDS
(Cost $248,980)		248,981
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $2,894,229)		3,267,294
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(61,252)
NET ASSETS - 100%		$3,206,042

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $72,281,000 or 2.3% of net assets.

 (c) Level 3 security

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (f) Security or a portion of the security is on loan at period end.

 (g) Affiliated company

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,095,000 or 0.3% of net assets.

 (i) Non-income producing - Security is in default.

 (j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Allbirds, Inc.	10/9/18	$244
Allbirds, Inc.	10/9/18	$52
Allbirds, Inc. Series A	10/9/18	$96
Allbirds, Inc. Series B	10/9/18	$17
Allbirds, Inc. Series C	10/9/18	$162
Bolt Threads, Inc. Series D	12/13/17	$6,261
Butterfly Network, Inc. Series D	5/4/18	$6,759
Lyft, Inc. Series H	11/22/17	$5,687
Lyft, Inc. Series I	6/27/18	$7,177
New Academy Holding Co. LLC unit	8/1/11	$6,956
Peloton Interactive, Inc. Series E	3/31/17	$5,000
Peloton Interactive, Inc. Series F	8/30/18	$4,317
Space Exploration Technologies Corp. Class A	4/8/16 - 9/11/17	$5,981
Space Exploration Technologies Corp. Class C	9/11/17	$110
Space Exploration Technologies Corp. Series H	8/4/17	$1,022
Trion World, Inc.	8/22/08 - 3/20/13	$5,798
Trion World, Inc. 8% 10/10/19 pay-in-kind	10/10/13 - 4/10/18	$473
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$8,368
WME Entertainment Parent, LLC Class A	8/16/16	$7,349

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,895
Fidelity Securities Lending Cash Central Fund	496
Total	$2,391

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Legacy Reserves LP	$8,690	$--	$--	$--	$--	$6,894	$--
Legacy Reserves, Inc.	--	--	--	--	--	(3,530)	12,054
Total	$8,690	$--	$--	$--	$--	$3,364	$12,054

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$126,316	$115,256	$--	$11,060
Consumer Discretionary	373,453	348,350	--	25,103
Consumer Staples	287,844	255,846	31,998	--
Energy	379,759	379,759	--	--
Financials	591,326	591,326	--	--
Health Care	393,694	375,971	10,964	6,759
Industrials	328,986	301,651	--	27,335
Information Technology	230,860	216,907	--	13,953
Materials	65,463	65,463	--	--
Real Estate	51,893	51,893	--	--
Utilities	184,449	184,449	--	--
Corporate Bonds	183	--	183	--
Other	4,087	--	--	4,087
Money Market Funds	248,981	248,981	--	--
Total Investments in Securities:	$3,267,294	$3,135,852	$43,145	$88,297

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$37,832
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	12,454
Cost of Purchases	32,896
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	5,115
Transfers out of Level 3	--
Ending Balance	$88,297
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$12,454

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.0%
Bermuda	3.7%
United Kingdom	2.8%
Switzerland	1.6%
Netherlands	1.4%
Ireland	1.3%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $61,251) — See accompanying schedule: Unaffiliated issuers (cost $2,629,665)	$3,006,259
Fidelity Central Funds (cost $248,980)	248,981
Other affiliated issuers (cost $15,584)	12,054
Total Investment in Securities (cost $2,894,229)		$3,267,294
Cash		289
Restricted cash		282
Receivable for investments sold		166
Receivable for fund shares sold		654
Dividends receivable		5,267
Distributions receivable from Fidelity Central Funds		448
Prepaid expenses		5
Other receivables		94
Total assets		3,274,499
Liabilities
Payable for investments purchased	$170
Payable for fund shares redeemed	2,414
Accrued management fee	1,180
Other affiliated payables	509
Other payables and accrued expenses	119
Collateral on securities loaned	64,065
Total liabilities		68,457
Net Assets		$3,206,042
Net Assets consist of:
Paid in capital		$2,387,884
Total distributable earnings (loss)		818,158
Net Assets, for 79,114 shares outstanding		$3,206,042
Net Asset Value, offering price and redemption price per share ($3,206,042 ÷ 79,114 shares)		$40.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$52,191
Interest		28
Income from Fidelity Central Funds		2,391
Total income		54,610
Expenses
Management fee
Basic fee	$17,799
Performance adjustment	(3,047)
Transfer agent fees	4,885
Accounting and security lending fees	971
Custodian fees and expenses	80
Independent trustees' fees and expenses	17
Registration fees	70
Audit	164
Legal	9
Miscellaneous	25
Total expenses before reductions	20,973
Expense reductions	(255)
Total expenses after reductions		20,718
Net investment income (loss)		33,892
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	437,684
Fidelity Central Funds	1
Foreign currency transactions	2
Total net realized gain (loss)		437,687
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $22)	(373,038)
Fidelity Central Funds	(2)
Other affiliated issuers	3,364
Assets and liabilities in foreign currencies	(22)
Total change in net unrealized appreciation (depreciation)		(369,698)
Net gain (loss)		67,989
Net increase (decrease) in net assets resulting from operations		$101,881

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,892	$31,033
Net realized gain (loss)	437,687	246,779
Change in net unrealized appreciation (depreciation)	(369,698)	319,973
Net increase (decrease) in net assets resulting from operations	101,881	597,785
Distributions to shareholders	(265,435)	–
Distributions to shareholders from net investment income	–	(34,461)
Distributions to shareholders from net realized gain	–	(147,147)
Total distributions	(265,435)	(181,608)
Share transactions
Proceeds from sales of shares	375,717	217,367
Reinvestment of distributions	252,831	173,679
Cost of shares redeemed	(546,925)	(563,945)
Net increase (decrease) in net assets resulting from share transactions	81,623	(172,899)
Total increase (decrease) in net assets	(81,931)	243,278
Net Assets
Beginning of period	3,287,973	3,044,695
End of period	$3,206,042	$3,287,973
Other Information
Undistributed net investment income end of period		$15,017
Shares
Sold	8,962	5,693
Issued in reinvestment of distributions	6,362	4,765
Redeemed	(13,207)	(14,529)
Net increase (decrease)	2,117	(4,071)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity New Millennium Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$42.70	$37.56	$38.99	$42.10	$40.16
Income from Investment Operations
Net investment income (loss)A	.43	.38	.43	.39	.38B
Net realized and unrealized gain (loss)	.87	7.01	2.31	(.46)	3.89
Total from investment operations	1.30	7.39	2.74	(.07)	4.27
Distributions from net investment income	(.36)	(.43)	(.35)	(.28)	(.19)
Distributions from net realized gain	(3.12)	(1.82)	(3.82)	(2.76)	(2.13)
Total distributions	(3.48)	(2.25)	(4.17)	(3.04)	(2.33)C
Net asset value, end of period	$40.52	$42.70	$37.56	$38.99	$42.10
Total ReturnD	3.19%	20.69%	8.57%	.08%	11.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.54%	.57%	.72%	.82%
Expenses net of fee waivers, if any	.64%	.54%	.57%	.72%	.82%
Expenses net of all reductions	.63%	.54%	.57%	.71%	.81%
Net investment income (loss)	1.03%	.98%	1.25%	1.00%	.92%B
Supplemental Data
Net assets, end of period (in millions)	$3,206	$3,288	$3,045	$3,313	$4,282
Portfolio turnover rateG	37%	31%	44%	57%	44%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

 C Total distributions of $2.33 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $2.133 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$0	Recovery value	Recovery value	0.0%	Increase
Equities	$68,193	Market comparable	Enterprise value/Sales multiple (EV/S)	2.4 - 8.3 / 4.2	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	6.5	Increase
			Discount rate	9.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Premium rate	10.0% - 94.0% / 68.0%	Increase
		Market approach	Transaction price	$10.27 - $169.00 / $58.29	Increase
		Recovery value	Recovery value	0.0%	Increase
Other	$4,087	Discount cash flow	Discount rate	13.5%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$618,298
Gross unrealized depreciation	(235,050)
Net unrealized appreciation (depreciation)	$383,248
Tax Cost	$2,884,046

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,094
Undistributed long-term capital gain	$415,780
Net unrealized appreciation (depreciation) on securities and other investments	$377,306

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$65,155	$ 35,432
Long-term Capital Gains	200,280	146,176
Total	$265,435	$ 181,608

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $15,429 in these Subsidiaries, representing .48% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,166,571 and $1,410,718, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .45% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $37 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $496, including $34 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $221 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $33.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity New Millennium Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity New Millennium Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Actual	.64%	$1,000.00	$988.30	$3.19
Hypothetical-C		$1,000.00	$1,021.86	$3.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity New Millennium Fund voted to pay on December 27, 2018, to shareholders of record at the opening of business on December 26, 2018, a distribution of $5.306 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.391 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $432,399,088, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 58% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 65% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity New Millennium Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

NMF-ANN-0119
1.539033.121

Fidelity® Growth Strategies Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	2.74%	9.02%	14.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund, on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$38,022	Fidelity® Growth Strategies Fund
$46,614	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Jean Park:  For the fiscal year, the fund's share classes returned roughly 3%, falling behind the 5.32% advance of the benchmark Russell Midcap® Growth Index. While the mid-cap equity market experienced a strong run for most of the period, these stocks pulled back sharply in September as volatility increased. Versus the Russell index, stock selection detracted most from the fund's relative return, even though positive market selection countered some of that effect. Specifically, stock choices in consumer discretionary and information technology proved detrimental. On an individual stock basis, untimely ownership of software solutions provider Red Hat detracted most versus the benchmark. While I did establish a small stake in Red Hat, it was not enough to reap all the gains when International Business Machines announced its $34 billion acquisition of the firm, which sent Red Hat's stock sharply higher. Also detracting was the fund's overweighted stake in auto electronics maker Visteon, which struggled, in part, from U.S. trade tariffs and slowing growth in China, and we sold off the position before period end. Conversely, stock picking in health care added value. However, the fund's biggest individual contributor - website domain provider VeriSign - came from the information technology sector. A renewed contract to maintain the internet's database of domain names and approval to increase its rates helped bolster VeriSign's stock price. An overweighting in e-commerce company TripAdvisor also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Total System Services, Inc.	3.4
VeriSign, Inc.	3.2
Wellcare Health Plans, Inc.	2.9
Citrix Systems, Inc.	2.7
ResMed, Inc.	2.3
Roper Technologies, Inc.	2.3
Fiserv, Inc.	2.3
ON Semiconductor Corp.	2.1
Edwards Lifesciences Corp.	2.1
Huntington Ingalls Industries, Inc.	2.0
25.3

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	34.1
Health Care	17.2
Industrials	15.7
Consumer Discretionary	12.2
Financials	7.8

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 4.1%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 4.3%
Entertainment - 3.5%
Electronic Arts, Inc. (a)	153,500	$12,905
Live Nation Entertainment, Inc. (a)	515,000	28,675
Take-Two Interactive Software, Inc. (a)	425,000	46,610
		88,190
Interactive Media & Services - 0.8%
TripAdvisor, Inc. (a)	336,032	21,526

TOTAL COMMUNICATION SERVICES		109,716

CONSUMER DISCRETIONARY - 12.2%
Auto Components - 1.4%
Aptiv PLC	490,000	35,231
Distributors - 0.9%
Pool Corp.	143,800	23,369
Diversified Consumer Services - 1.4%
Service Corp. International	794,000	36,683
Hotels, Restaurants & Leisure - 2.3%
Domino's Pizza, Inc.	105,000	29,119
Wyndham Destinations, Inc.	350,000	14,515
Wyndham Hotels & Resorts, Inc.	305,000	15,290
		58,924
Multiline Retail - 1.4%
Dollar General Corp.	323,000	35,850
Specialty Retail - 2.8%
Burlington Stores, Inc. (a)	160,000	26,522
Ross Stores, Inc.	510,200	44,694
		71,216
Textiles, Apparel & Luxury Goods - 2.0%
Carter's, Inc.	166,000	15,355
VF Corp.	430,000	34,955
		50,310

TOTAL CONSUMER DISCRETIONARY		311,583

CONSUMER STAPLES - 3.3%
Beverages - 1.2%
Brown-Forman Corp. Class B (non-vtg.)	465,400	22,209
Monster Beverage Corp. (a)	163,000	9,728
		31,937
Food Products - 1.2%
The Hershey Co.	277,600	30,064
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	47,000	6,705
Herbalife Nutrition Ltd. (a)	280,000	16,030
		22,735

TOTAL CONSUMER STAPLES		84,736

ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Marathon Petroleum Corp.	270,081	17,598
FINANCIALS - 7.8%
Banks - 2.1%
Citizens Financial Group, Inc.	1,122,864	40,827
Huntington Bancshares, Inc.	900,000	13,131
		53,958
Capital Markets - 5.3%
Ameriprise Financial, Inc.	190,100	24,665
E*TRADE Financial Corp.	370,000	19,347
MarketAxess Holdings, Inc.	23,200	5,051
Moody's Corp.	270,000	42,949
MSCI, Inc.	200,000	31,418
S&P Global, Inc.	68,000	12,434
		135,864
Insurance - 0.4%
Progressive Corp.	132,733	8,799

TOTAL FINANCIALS		198,621

HEALTH CARE - 17.2%
Health Care Equipment & Supplies - 5.2%
DexCom, Inc. (a)	71,000	9,201
Edwards Lifesciences Corp. (a)	325,000	52,653
Intuitive Surgical, Inc. (a)	24,900	13,219
ResMed, Inc.	520,000	58,131
		133,204
Health Care Providers & Services - 5.4%
Centene Corp. (a)	342,000	48,650
Elanco Animal Health, Inc.	13,300	444
Laboratory Corp. of America Holdings (a)	109,540	15,953
Wellcare Health Plans, Inc. (a)	286,400	72,998
		138,045
Health Care Technology - 0.9%
Cerner Corp. (a)	414,000	23,975
Life Sciences Tools & Services - 4.5%
Charles River Laboratories International, Inc. (a)	323,000	43,557
Mettler-Toledo International, Inc. (a)	62,100	39,537
Waters Corp. (a)	165,200	32,805
		115,899
Pharmaceuticals - 1.2%
Jazz Pharmaceuticals PLC (a)	116,900	17,675
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	535,000	11,524
		29,199

TOTAL HEALTH CARE		440,322

INDUSTRIALS - 15.7%
Aerospace & Defense - 3.3%
Huntington Ingalls Industries, Inc.	240,000	51,720
TransDigm Group, Inc. (a)	90,500	32,731
		84,451
Airlines - 0.5%
Alaska Air Group, Inc.	180,000	13,187
Commercial Services & Supplies - 3.4%
Cintas Corp.	190,000	35,602
Copart, Inc. (a)	487,000	24,925
KAR Auction Services, Inc.	448,980	25,655
		86,182
Electrical Equipment - 2.3%
AMETEK, Inc.	332,000	24,379
Fortive Corp.	468,700	35,654
		60,033
Industrial Conglomerates - 2.9%
ITT, Inc.	298,900	16,574
Roper Technologies, Inc.	194,700	57,941
		74,515
Machinery - 2.2%
Cummins, Inc.	45,000	6,798
IDEX Corp.	211,100	29,005
Toro Co.	331,000	20,519
		56,322
Professional Services - 1.1%
CoStar Group, Inc. (a)	12,689	4,687
Equifax, Inc.	219,000	22,485
		27,172

TOTAL INDUSTRIALS		401,862

INFORMATION TECHNOLOGY - 34.1%
Communications Equipment - 1.7%
F5 Networks, Inc. (a)	250,300	43,044
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	454,300	39,951
IT Services - 13.2%
Adyen BV	1,400	724
Akamai Technologies, Inc. (a)	370,000	25,438
Alliance Data Systems Corp.	120,500	24,143
Fiserv, Inc. (a)	727,000	57,528
FleetCor Technologies, Inc. (a)	83,900	16,226
Global Payments, Inc.	249,300	27,874
Total System Services, Inc.	988,000	86,319
VeriSign, Inc. (a)	516,400	80,589
Worldpay, Inc. (a)	203,000	17,419
		336,260
Semiconductors & Semiconductor Equipment - 8.8%
Analog Devices, Inc.	347,000	31,896
Broadcom, Inc.	28,500	6,766
KLA-Tencor Corp.	302,900	29,854
Lam Research Corp.	255,980	40,179
Microchip Technology, Inc. (b)	420,541	31,541
ON Semiconductor Corp. (a)	2,780,066	53,322
Skyworks Solutions, Inc.	422,000	30,709
		224,267
Software - 8.9%
Adobe, Inc. (a)	61,100	15,329
Black Knight, Inc. (a)	393,134	17,825
CDK Global, Inc.	180,000	9,072
Check Point Software Technologies Ltd. (a)	209,850	23,463
Citrix Systems, Inc.	629,000	68,542
Intuit, Inc.	50,000	10,727
Parametric Technology Corp. (a)	353,676	30,589
Red Hat, Inc. (a)	32,080	5,728
Workday, Inc. Class A (a)	285,000	46,740
		228,015

TOTAL INFORMATION TECHNOLOGY		871,537

MATERIALS - 0.5%
Chemicals - 0.5%
Sherwin-Williams Co.	27,400	11,620
REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
CoreSite Realty Corp.	253,500	24,706
Equity Lifestyle Properties, Inc.	264,900	26,365
		51,071
UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
NRG Energy, Inc.	340,900	13,101
TOTAL COMMON STOCKS
(Cost $2,048,448)		2,511,767

Money Market Funds - 3.0%
Fidelity Cash Central Fund, 2.27% (c)	47,695,912	47,705
Fidelity Securities Lending Cash Central Fund 2.27% (c)(d)	28,124,159	28,127
TOTAL MONEY MARKET FUNDS
(Cost $75,832)		75,832
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $2,124,280)		2,587,599
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(33,426)
NET ASSETS - 100%		$2,554,173

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$677
Fidelity Securities Lending Cash Central Fund	193
Total	$870

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $27,611) — See accompanying schedule: Unaffiliated issuers (cost $2,048,448)	$2,511,767
Fidelity Central Funds (cost $75,832)	75,832
Total Investment in Securities (cost $2,124,280)		$2,587,599
Receivable for investments sold		28,553
Receivable for fund shares sold		470
Dividends receivable		2,593
Distributions receivable from Fidelity Central Funds		105
Prepaid expenses		5
Other receivables		100
Total assets		2,619,425
Liabilities
Payable for investments purchased	$349
Payable for fund shares redeemed	35,503
Accrued management fee	699
Other affiliated payables	434
Other payables and accrued expenses	140
Collateral on securities loaned	28,127
Total liabilities		65,252
Net Assets		$2,554,173
Net Assets consist of:
Paid in capital		$2,079,314
Total distributable earnings (loss)		474,859
Net Assets		$2,554,173
Net Asset Value and Maximum Offering Price
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($2,349,120 ÷ 56,071.47 shares)		$41.90
Class K:
Net Asset Value, offering price and redemption price per share ($205,053 ÷ 4,855.09 shares)		$42.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$25,877
Special dividends		5,797
Income from Fidelity Central Funds		870
Total income		32,544
Expenses
Management fee
Basic fee	$14,961
Performance adjustment	(4,461)
Transfer agent fees	4,578
Accounting and security lending fees	830
Custodian fees and expenses	41
Independent trustees' fees and expenses	14
Registration fees	61
Audit	65
Legal	8
Miscellaneous	21
Total expenses before reductions	16,118
Expense reductions	(104)
Total expenses after reductions		16,014
Net investment income (loss)		16,530
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,907
Fidelity Central Funds	(5)
Foreign currency transactions	1
Total net realized gain (loss)		8,903
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	52,052
Fidelity Central Funds	8
Total change in net unrealized appreciation (depreciation)		52,060
Net gain (loss)		60,963
Net increase (decrease) in net assets resulting from operations		$77,493

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,530	$11,703
Net realized gain (loss)	8,903	130,731
Change in net unrealized appreciation (depreciation)	52,060	367,532
Net increase (decrease) in net assets resulting from operations	77,493	509,966
Distributions to shareholders	(12,074)	–
Distributions to shareholders from net investment income	–	(13,542)
Distributions to shareholders from net realized gain	–	(1,063)
Total distributions	(12,074)	(14,605)
Share transactions - net increase (decrease)	(238,326)	(323,399)
Redemption fees	–	42
Total increase (decrease) in net assets	(172,907)	172,004
Net Assets
Beginning of period	2,727,080	2,555,076
End of period	$2,554,173	$2,727,080
Other Information
Undistributed net investment income end of period		$9,985

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$40.96	$33.87	$33.91	$32.44	$27.66
Income from Investment Operations
Net investment income (loss)A	.25B	.16C	.16D	.04	.11
Net realized and unrealized gain (loss)	.87	7.13	(.16)	1.53	4.72
Total from investment operations	1.12	7.29	–	1.57	4.83
Distributions from net investment income	(.16)	(.18)	(.04)	(.09)	(.05)
Distributions from net realized gain	(.02)	(.02)	–	(.01)	–
Total distributions	(.18)	(.20)	(.04)	(.10)	(.05)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$41.90	$40.96	$33.87	$33.91	$32.44
Total ReturnF	2.74%	21.63%	.02%	4.86%	17.50%
Ratios to Average Net AssetsG,H
Expenses before reductions	.59%	.78%	.94%	.91%	.72%
Expenses net of fee waivers, if any	.59%	.78%	.94%	.91%	.72%
Expenses net of all reductions	.59%	.78%	.94%	.91%	.72%
Net investment income (loss)	.59%B	.43%C	.49%D	.13%	.37%
Supplemental Data
Net assets, end of period (in millions)	$2,349	$2,455	$2,080	$2,535	$1,835
Portfolio turnover rateI	43%J	73%J	63%	40%	58%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .27%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Strategies Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.29	$34.14	$34.17	$32.70	$27.88
Income from Investment Operations
Net investment income (loss)A	.31B	.21C	.21D	.10	.17
Net realized and unrealized gain (loss)	.86	7.19	(.14)	1.52	4.76
Total from investment operations	1.17	7.40	.07	1.62	4.93
Distributions from net investment income	(.21)	(.23)	(.10)	(.15)	(.11)
Distributions from net realized gain	(.02)	(.02)	–	(.01)	–
Total distributions	(.23)	(.25)	(.10)	(.15)E	(.11)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$42.23	$41.29	$34.14	$34.17	$32.70
Total ReturnG	2.84%	21.81%	.20%	5.00%	17.75%
Ratios to Average Net AssetsH,I
Expenses before reductions	.46%	.63%	.78%	.76%	.53%
Expenses net of fee waivers, if any	.46%	.63%	.78%	.76%	.53%
Expenses net of all reductions	.46%	.63%	.78%	.76%	.53%
Net investment income (loss)	.72%B	.57%C	.64%D	.28%	.56%
Supplemental Data
Net assets, end of period (in millions)	$205	$272	$475	$699	$385
Portfolio turnover rateJ	43%K	73%K	63%	40%	58%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 E Total distributions of $.15 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.008 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $77 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$518,358
Gross unrealized depreciation	(55,235)
Net unrealized appreciation (depreciation)	$463,123
Tax Cost	$2,124,476

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,802
Capital loss carryforward	$(3,989)
Net unrealized appreciation (depreciation) on securities and other investments	$463,123

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,989)

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$10,814	$ 14,605
Long-term Capital Gains	1,260	–
Total	$12,074	$ 14,605

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,161,113 and $1,343,867, respectively.

Unaffiliated Redemptions In-Kind. During the period, 1,166 shares of the Fund were redeemed in-kind for investments and cash with a value of $49,867. The net realized gain of $12,890 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$4,472.18
Class K	106.05
	$4,578

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $21.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 2,028 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $77,806. The Fund had a net realized gain of $13,916 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $193, including an amount of less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $76 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Growth Strategies	$10,565	$–
Class K	1,509	–
Total	$12,074	$–
From net investment income
Growth Strategies	$–	$11,145
Class K	–	2,397
Total	$–	$13,542
From net realized gain
Growth Strategies	$–	$909
Class K	–	154
Total	$–	$1,063

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Growth Strategies
Shares sold	7,553	8,324	$323,380	$303,468
Reinvestment of distributions	247	338	10,142	11,624
Shares redeemed	(11,655)	(10,158)	(497,572)	(373,570)
Net increase (decrease)	(3,855)	(1,496)	$(164,050)	$(58,478)
Class K
Shares sold	623	1,619	$26,706	$59,764
Reinvestment of distributions	36	74	1,509	2,551
Shares redeemed	(2,402)(a)	(9,002)(b)	(102,491)(a)	(327,236)(b)
Net increase (decrease)	(1,743)	(7,309)	$(74,276)	$(264,921)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Growth Strategies	.55%
Actual		$1,000.00	$978.70	$2.73
Hypothetical-C		$1,000.00	$1,022.31	$2.79
Class K	.42%
Actual		$1,000.00	$979.10	$2.08
Hypothetical-C		$1,000.00	$1,022.96	$2.13

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Growth Strategies Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FEG-ANN-0119
1.539208.121

Fidelity® Growth Strategies Fund Class K Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	2.84%	9.19%	14.52%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund - Class K on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$38,811	Fidelity® Growth Strategies Fund - Class K
$46,614	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Jean Park:  For the fiscal year, the fund's share classes returned roughly 3%, falling behind the 5.32% advance of the benchmark Russell Midcap® Growth Index. While the mid-cap equity market experienced a strong run for most of the period, these stocks pulled back sharply in September as volatility increased. Versus the Russell index, stock selection detracted most from the fund's relative return, even though positive market selection countered some of that effect. Specifically, stock choices in consumer discretionary and information technology proved detrimental. On an individual stock basis, untimely ownership of software solutions provider Red Hat detracted most versus the benchmark. While I did establish a small stake in Red Hat, it was not enough to reap all the gains when International Business Machines announced its $34 billion acquisition of the firm, which sent Red Hat's stock sharply higher. Also detracting was the fund's overweighted stake in auto electronics maker Visteon, which struggled, in part, from U.S. trade tariffs and slowing growth in China, and we sold off the position before period end. Conversely, stock picking in health care added value. However, the fund's biggest individual contributor - website domain provider VeriSign - came from the information technology sector. A renewed contract to maintain the internet's database of domain names and approval to increase its rates helped bolster VeriSign's stock price. An overweighting in e-commerce company TripAdvisor also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Total System Services, Inc.	3.4
VeriSign, Inc.	3.2
Wellcare Health Plans, Inc.	2.9
Citrix Systems, Inc.	2.7
ResMed, Inc.	2.3
Roper Technologies, Inc.	2.3
Fiserv, Inc.	2.3
ON Semiconductor Corp.	2.1
Edwards Lifesciences Corp.	2.1
Huntington Ingalls Industries, Inc.	2.0
25.3

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	34.1
Health Care	17.2
Industrials	15.7
Consumer Discretionary	12.2
Financials	7.8

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 4.1%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 4.3%
Entertainment - 3.5%
Electronic Arts, Inc. (a)	153,500	$12,905
Live Nation Entertainment, Inc. (a)	515,000	28,675
Take-Two Interactive Software, Inc. (a)	425,000	46,610
		88,190
Interactive Media & Services - 0.8%
TripAdvisor, Inc. (a)	336,032	21,526

TOTAL COMMUNICATION SERVICES		109,716

CONSUMER DISCRETIONARY - 12.2%
Auto Components - 1.4%
Aptiv PLC	490,000	35,231
Distributors - 0.9%
Pool Corp.	143,800	23,369
Diversified Consumer Services - 1.4%
Service Corp. International	794,000	36,683
Hotels, Restaurants & Leisure - 2.3%
Domino's Pizza, Inc.	105,000	29,119
Wyndham Destinations, Inc.	350,000	14,515
Wyndham Hotels & Resorts, Inc.	305,000	15,290
		58,924
Multiline Retail - 1.4%
Dollar General Corp.	323,000	35,850
Specialty Retail - 2.8%
Burlington Stores, Inc. (a)	160,000	26,522
Ross Stores, Inc.	510,200	44,694
		71,216
Textiles, Apparel & Luxury Goods - 2.0%
Carter's, Inc.	166,000	15,355
VF Corp.	430,000	34,955
		50,310

TOTAL CONSUMER DISCRETIONARY		311,583

CONSUMER STAPLES - 3.3%
Beverages - 1.2%
Brown-Forman Corp. Class B (non-vtg.)	465,400	22,209
Monster Beverage Corp. (a)	163,000	9,728
		31,937
Food Products - 1.2%
The Hershey Co.	277,600	30,064
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	47,000	6,705
Herbalife Nutrition Ltd. (a)	280,000	16,030
		22,735

TOTAL CONSUMER STAPLES		84,736

ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Marathon Petroleum Corp.	270,081	17,598
FINANCIALS - 7.8%
Banks - 2.1%
Citizens Financial Group, Inc.	1,122,864	40,827
Huntington Bancshares, Inc.	900,000	13,131
		53,958
Capital Markets - 5.3%
Ameriprise Financial, Inc.	190,100	24,665
E*TRADE Financial Corp.	370,000	19,347
MarketAxess Holdings, Inc.	23,200	5,051
Moody's Corp.	270,000	42,949
MSCI, Inc.	200,000	31,418
S&P Global, Inc.	68,000	12,434
		135,864
Insurance - 0.4%
Progressive Corp.	132,733	8,799

TOTAL FINANCIALS		198,621

HEALTH CARE - 17.2%
Health Care Equipment & Supplies - 5.2%
DexCom, Inc. (a)	71,000	9,201
Edwards Lifesciences Corp. (a)	325,000	52,653
Intuitive Surgical, Inc. (a)	24,900	13,219
ResMed, Inc.	520,000	58,131
		133,204
Health Care Providers & Services - 5.4%
Centene Corp. (a)	342,000	48,650
Elanco Animal Health, Inc.	13,300	444
Laboratory Corp. of America Holdings (a)	109,540	15,953
Wellcare Health Plans, Inc. (a)	286,400	72,998
		138,045
Health Care Technology - 0.9%
Cerner Corp. (a)	414,000	23,975
Life Sciences Tools & Services - 4.5%
Charles River Laboratories International, Inc. (a)	323,000	43,557
Mettler-Toledo International, Inc. (a)	62,100	39,537
Waters Corp. (a)	165,200	32,805
		115,899
Pharmaceuticals - 1.2%
Jazz Pharmaceuticals PLC (a)	116,900	17,675
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	535,000	11,524
		29,199

TOTAL HEALTH CARE		440,322

INDUSTRIALS - 15.7%
Aerospace & Defense - 3.3%
Huntington Ingalls Industries, Inc.	240,000	51,720
TransDigm Group, Inc. (a)	90,500	32,731
		84,451
Airlines - 0.5%
Alaska Air Group, Inc.	180,000	13,187
Commercial Services & Supplies - 3.4%
Cintas Corp.	190,000	35,602
Copart, Inc. (a)	487,000	24,925
KAR Auction Services, Inc.	448,980	25,655
		86,182
Electrical Equipment - 2.3%
AMETEK, Inc.	332,000	24,379
Fortive Corp.	468,700	35,654
		60,033
Industrial Conglomerates - 2.9%
ITT, Inc.	298,900	16,574
Roper Technologies, Inc.	194,700	57,941
		74,515
Machinery - 2.2%
Cummins, Inc.	45,000	6,798
IDEX Corp.	211,100	29,005
Toro Co.	331,000	20,519
		56,322
Professional Services - 1.1%
CoStar Group, Inc. (a)	12,689	4,687
Equifax, Inc.	219,000	22,485
		27,172

TOTAL INDUSTRIALS		401,862

INFORMATION TECHNOLOGY - 34.1%
Communications Equipment - 1.7%
F5 Networks, Inc. (a)	250,300	43,044
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	454,300	39,951
IT Services - 13.2%
Adyen BV	1,400	724
Akamai Technologies, Inc. (a)	370,000	25,438
Alliance Data Systems Corp.	120,500	24,143
Fiserv, Inc. (a)	727,000	57,528
FleetCor Technologies, Inc. (a)	83,900	16,226
Global Payments, Inc.	249,300	27,874
Total System Services, Inc.	988,000	86,319
VeriSign, Inc. (a)	516,400	80,589
Worldpay, Inc. (a)	203,000	17,419
		336,260
Semiconductors & Semiconductor Equipment - 8.8%
Analog Devices, Inc.	347,000	31,896
Broadcom, Inc.	28,500	6,766
KLA-Tencor Corp.	302,900	29,854
Lam Research Corp.	255,980	40,179
Microchip Technology, Inc. (b)	420,541	31,541
ON Semiconductor Corp. (a)	2,780,066	53,322
Skyworks Solutions, Inc.	422,000	30,709
		224,267
Software - 8.9%
Adobe, Inc. (a)	61,100	15,329
Black Knight, Inc. (a)	393,134	17,825
CDK Global, Inc.	180,000	9,072
Check Point Software Technologies Ltd. (a)	209,850	23,463
Citrix Systems, Inc.	629,000	68,542
Intuit, Inc.	50,000	10,727
Parametric Technology Corp. (a)	353,676	30,589
Red Hat, Inc. (a)	32,080	5,728
Workday, Inc. Class A (a)	285,000	46,740
		228,015

TOTAL INFORMATION TECHNOLOGY		871,537

MATERIALS - 0.5%
Chemicals - 0.5%
Sherwin-Williams Co.	27,400	11,620
REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
CoreSite Realty Corp.	253,500	24,706
Equity Lifestyle Properties, Inc.	264,900	26,365
		51,071
UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
NRG Energy, Inc.	340,900	13,101
TOTAL COMMON STOCKS
(Cost $2,048,448)		2,511,767

Money Market Funds - 3.0%
Fidelity Cash Central Fund, 2.27% (c)	47,695,912	47,705
Fidelity Securities Lending Cash Central Fund 2.27% (c)(d)	28,124,159	28,127
TOTAL MONEY MARKET FUNDS
(Cost $75,832)		75,832
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $2,124,280)		2,587,599
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(33,426)
NET ASSETS - 100%		$2,554,173

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$677
Fidelity Securities Lending Cash Central Fund	193
Total	$870

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $27,611) — See accompanying schedule: Unaffiliated issuers (cost $2,048,448)	$2,511,767
Fidelity Central Funds (cost $75,832)	75,832
Total Investment in Securities (cost $2,124,280)		$2,587,599
Receivable for investments sold		28,553
Receivable for fund shares sold		470
Dividends receivable		2,593
Distributions receivable from Fidelity Central Funds		105
Prepaid expenses		5
Other receivables		100
Total assets		2,619,425
Liabilities
Payable for investments purchased	$349
Payable for fund shares redeemed	35,503
Accrued management fee	699
Other affiliated payables	434
Other payables and accrued expenses	140
Collateral on securities loaned	28,127
Total liabilities		65,252
Net Assets		$2,554,173
Net Assets consist of:
Paid in capital		$2,079,314
Total distributable earnings (loss)		474,859
Net Assets		$2,554,173
Net Asset Value and Maximum Offering Price
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($2,349,120 ÷ 56,071.47 shares)		$41.90
Class K:
Net Asset Value, offering price and redemption price per share ($205,053 ÷ 4,855.09 shares)		$42.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$25,877
Special dividends		5,797
Income from Fidelity Central Funds		870
Total income		32,544
Expenses
Management fee
Basic fee	$14,961
Performance adjustment	(4,461)
Transfer agent fees	4,578
Accounting and security lending fees	830
Custodian fees and expenses	41
Independent trustees' fees and expenses	14
Registration fees	61
Audit	65
Legal	8
Miscellaneous	21
Total expenses before reductions	16,118
Expense reductions	(104)
Total expenses after reductions		16,014
Net investment income (loss)		16,530
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,907
Fidelity Central Funds	(5)
Foreign currency transactions	1
Total net realized gain (loss)		8,903
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	52,052
Fidelity Central Funds	8
Total change in net unrealized appreciation (depreciation)		52,060
Net gain (loss)		60,963
Net increase (decrease) in net assets resulting from operations		$77,493

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,530	$11,703
Net realized gain (loss)	8,903	130,731
Change in net unrealized appreciation (depreciation)	52,060	367,532
Net increase (decrease) in net assets resulting from operations	77,493	509,966
Distributions to shareholders	(12,074)	–
Distributions to shareholders from net investment income	–	(13,542)
Distributions to shareholders from net realized gain	–	(1,063)
Total distributions	(12,074)	(14,605)
Share transactions - net increase (decrease)	(238,326)	(323,399)
Redemption fees	–	42
Total increase (decrease) in net assets	(172,907)	172,004
Net Assets
Beginning of period	2,727,080	2,555,076
End of period	$2,554,173	$2,727,080
Other Information
Undistributed net investment income end of period		$9,985

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$40.96	$33.87	$33.91	$32.44	$27.66
Income from Investment Operations
Net investment income (loss)A	.25B	.16C	.16D	.04	.11
Net realized and unrealized gain (loss)	.87	7.13	(.16)	1.53	4.72
Total from investment operations	1.12	7.29	–	1.57	4.83
Distributions from net investment income	(.16)	(.18)	(.04)	(.09)	(.05)
Distributions from net realized gain	(.02)	(.02)	–	(.01)	–
Total distributions	(.18)	(.20)	(.04)	(.10)	(.05)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$41.90	$40.96	$33.87	$33.91	$32.44
Total ReturnF	2.74%	21.63%	.02%	4.86%	17.50%
Ratios to Average Net AssetsG,H
Expenses before reductions	.59%	.78%	.94%	.91%	.72%
Expenses net of fee waivers, if any	.59%	.78%	.94%	.91%	.72%
Expenses net of all reductions	.59%	.78%	.94%	.91%	.72%
Net investment income (loss)	.59%B	.43%C	.49%D	.13%	.37%
Supplemental Data
Net assets, end of period (in millions)	$2,349	$2,455	$2,080	$2,535	$1,835
Portfolio turnover rateI	43%J	73%J	63%	40%	58%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .27%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Strategies Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.29	$34.14	$34.17	$32.70	$27.88
Income from Investment Operations
Net investment income (loss)A	.31B	.21C	.21D	.10	.17
Net realized and unrealized gain (loss)	.86	7.19	(.14)	1.52	4.76
Total from investment operations	1.17	7.40	.07	1.62	4.93
Distributions from net investment income	(.21)	(.23)	(.10)	(.15)	(.11)
Distributions from net realized gain	(.02)	(.02)	–	(.01)	–
Total distributions	(.23)	(.25)	(.10)	(.15)E	(.11)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$42.23	$41.29	$34.14	$34.17	$32.70
Total ReturnG	2.84%	21.81%	.20%	5.00%	17.75%
Ratios to Average Net AssetsH,I
Expenses before reductions	.46%	.63%	.78%	.76%	.53%
Expenses net of fee waivers, if any	.46%	.63%	.78%	.76%	.53%
Expenses net of all reductions	.46%	.63%	.78%	.76%	.53%
Net investment income (loss)	.72%B	.57%C	.64%D	.28%	.56%
Supplemental Data
Net assets, end of period (in millions)	$205	$272	$475	$699	$385
Portfolio turnover rateJ	43%K	73%K	63%	40%	58%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 E Total distributions of $.15 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.008 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $77 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$518,358
Gross unrealized depreciation	(55,235)
Net unrealized appreciation (depreciation)	$463,123
Tax Cost	$2,124,476

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,802
Capital loss carryforward	$(3,989)
Net unrealized appreciation (depreciation) on securities and other investments	$463,123

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,989)

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$10,814	$ 14,605
Long-term Capital Gains	1,260	–
Total	$12,074	$ 14,605

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,161,113 and $1,343,867, respectively.

Unaffiliated Redemptions In-Kind. During the period, 1,166 shares of the Fund were redeemed in-kind for investments and cash with a value of $49,867. The net realized gain of $12,890 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$4,472.18
Class K	106.05
	$4,578

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $21.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 2,028 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $77,806. The Fund had a net realized gain of $13,916 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $193, including an amount of less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $76 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Growth Strategies	$10,565	$–
Class K	1,509	–
Total	$12,074	$–
From net investment income
Growth Strategies	$–	$11,145
Class K	–	2,397
Total	$–	$13,542
From net realized gain
Growth Strategies	$–	$909
Class K	–	154
Total	$–	$1,063

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Growth Strategies
Shares sold	7,553	8,324	$323,380	$303,468
Reinvestment of distributions	247	338	10,142	11,624
Shares redeemed	(11,655)	(10,158)	(497,572)	(373,570)
Net increase (decrease)	(3,855)	(1,496)	$(164,050)	$(58,478)
Class K
Shares sold	623	1,619	$26,706	$59,764
Reinvestment of distributions	36	74	1,509	2,551
Shares redeemed	(2,402)(a)	(9,002)(b)	(102,491)(a)	(327,236)(b)
Net increase (decrease)	(1,743)	(7,309)	$(74,276)	$(264,921)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Growth Strategies	.55%
Actual		$1,000.00	$978.70	$2.73
Hypothetical-C		$1,000.00	$1,022.31	$2.79
Class K	.42%
Actual		$1,000.00	$979.10	$2.08
Hypothetical-C		$1,000.00	$1,022.96	$2.13

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Growth Strategies Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FEG-K-ANN-0119
1.863026.110

Fidelity® Series Growth Company Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Growth Company Fund	6.96%	14.38%	14.82%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Growth Company Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$20,143	Fidelity® Series Growth Company Fund
$18,868	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Steven Wymer:  For the fiscal year, the fund gained 6.96%, behind the 8.14% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, security selection within the health care sector was by far the biggest detractor, primarily a result of choices and a sizable overweighting in the biotechnology, pharmaceuticals & life sciences segment. Included was Alnylam Pharmaceuticals (-40%), a biopharma company focused on the innovative area of RNA-interference therapies for genetic diseases. In information technology, chipmaker Nvidia (-18%) was the fund’s largest holding, on average, the past 12 months and also our biggest individual detractor. The stock was hurt by excessive supply in the firm’s video gaming card business in the wake of the robust wave of crypto mining the past year. In addition, Nvidia’s data center business, while strong and well-positioned, experienced slowing growth, partly due to a slowdown in cloud spending. Conversely, security selection in consumer discretionary helped relative performance, as did an overweighing here. Yoga-inspired athletic retailer lululemon athletica (+98%) was our top individual contributor versus the benchmark. The stock benefited from the company’s strong financial results this period, supported by enhanced online capabilities and improved offerings. Cloud-computing enterprise software provider Salesforce.com (+37%) also notably contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Amazon.com, Inc.	6.8
Apple, Inc.	5.3
NVIDIA Corp.	5.0
Alphabet, Inc. Class A	4.2
Salesforce.com, Inc.	3.4
Microsoft Corp.	3.3
Facebook, Inc. Class A	2.4
lululemon athletica, Inc.	2.4
Alphabet, Inc. Class C	2.1
adidas AG	1.7
36.6

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	32.3
Consumer Discretionary	20.2
Health Care	18.5
Communication Services	13.6
Industrials	5.2

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	97.5%
Convertible Securities	2.0%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 9.2%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
COMMUNICATION SERVICES - 13.1%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	316,600	$19,090,980
Entertainment - 3.2%
Activision Blizzard, Inc.	1,676,800	83,638,784
Electronic Arts, Inc. (a)	406,100	34,140,827
Lions Gate Entertainment Corp.:
Class A	22,700	440,607
Class B	20,200	364,206
Live Nation Entertainment, Inc. (a)	315,600	17,572,608
NetEase, Inc. ADR	54,600	12,398,022
Netflix, Inc. (a)	549,700	157,285,661
Nintendo Co. Ltd.	28,200	8,576,825
The Walt Disney Co.	395,100	45,630,099
		360,047,639
Interactive Media & Services - 9.0%
Alphabet, Inc.:
Class A (a)	420,070	466,130,676
Class C (a)	219,456	240,179,230
Facebook, Inc. Class A (a)	1,945,958	273,621,154
Match Group, Inc. (b)	56,400	2,271,228
Snap, Inc. Class A (a)(b)	1,722,197	11,211,502
Tencent Holdings Ltd.	266,200	10,642,315
Twitter, Inc. (a)	127,490	4,009,561
		1,008,065,666
Media - 0.3%
Comcast Corp. Class A	935,800	36,505,558
Turn, Inc. (Escrow) (a)(c)(d)	205,882	136,912
		36,642,470
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	716,100	49,017,045

TOTAL COMMUNICATION SERVICES		1,472,863,800

CONSUMER DISCRETIONARY - 20.0%
Auto Components - 0.0%
Garrett Motion, Inc. (a)(b)	33,950	390,425
Automobiles - 1.5%
Tesla, Inc. (a)(b)	493,400	172,926,832
Hotels, Restaurants & Leisure - 0.9%
Chipotle Mexican Grill, Inc. (a)	11,100	5,252,631
Hyatt Hotels Corp. Class A	64,400	4,592,364
Marriott International, Inc. Class A	33,700	3,876,511
McDonald's Corp.	102,800	19,378,828
Planet Fitness, Inc. (a)	88,400	4,881,448
Shake Shack, Inc. Class A (a)	44,200	2,455,310
Starbucks Corp.	600,100	40,038,672
YETI Holdings, Inc.	168,400	2,835,856
Yum China Holdings, Inc.	320,200	11,472,766
Yum! Brands, Inc.	34,000	3,135,480
		97,919,866
Household Durables - 0.7%
iRobot Corp. (a)(b)	324,900	30,995,460
Roku, Inc. (a)	148,375	6,046,281
Roku, Inc. Class A (a)(b)	1,017,999	41,483,459
Sony Corp. sponsored ADR	28,900	1,526,498
		80,051,698
Internet & Direct Marketing Retail - 9.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	276,600	44,493,876
Amazon.com, Inc. (a)	451,899	763,786,128
Ctrip.com International Ltd. ADR (a)	134,800	3,888,980
eBay, Inc. (a)	141,200	4,214,820
Etsy, Inc. (a)	51,200	2,766,848
Expedia, Inc.	81,000	9,783,990
JD.com, Inc. sponsored ADR (a)	860,100	18,259,923
The Booking Holdings, Inc. (a)	26,500	50,134,820
The Honest Co., Inc. (a)(c)(d)	9,496	109,204
Wayfair LLC Class A (a)	1,037,059	110,135,666
Zozo, Inc.	176,400	3,923,799
		1,011,498,054
Leisure Products - 0.1%
Callaway Golf Co.	503,800	8,630,094
Multiline Retail - 0.4%
Dollar General Corp.	72,900	8,091,171
Dollar Tree, Inc. (a)	239,300	20,764,061
Target Corp.	182,200	12,928,912
		41,784,144
Specialty Retail - 1.6%
Home Depot, Inc.	514,700	92,810,704
L Brands, Inc.	31,300	1,036,343
Lowe's Companies, Inc.	402,910	38,022,617
RH (a)(b)	295,644	34,336,094
TJX Companies, Inc.	391,600	19,129,660
		185,335,418
Textiles, Apparel & Luxury Goods - 5.8%
adidas AG	874,891	192,942,408
Allbirds, Inc. (c)(d)	16,248	890,972
Canada Goose Holdings, Inc. (a)	420,671	28,292,749
Kering SA	35,417	15,396,705
lululemon athletica, Inc. (a)	2,056,820	272,631,491
NIKE, Inc. Class B	563,200	42,307,584
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,471,600	66,733,200
Tory Burch LLC (c)(d)(e)	248,840	15,094,634
Under Armour, Inc. Class C (non-vtg.) (a)(b)	202,259	4,516,443
VF Corp.	93,800	7,625,002
		646,431,188

TOTAL CONSUMER DISCRETIONARY		2,244,967,719

CONSUMER STAPLES - 4.7%
Beverages - 2.2%
Fever-Tree Drinks PLC	433,302	13,207,071
Keurig Dr. Pepper, Inc.	1,265,000	34,155,000
Monster Beverage Corp. (a)	1,708,300	101,951,344
PepsiCo, Inc.	242,300	29,546,062
The Coca-Cola Co.	1,383,500	69,728,400
		248,587,877
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	227,500	52,616,200
Kroger Co.	1,927,300	57,163,718
		109,779,918
Food Products - 0.3%
Kellogg Co.	23,400	1,489,410
Lamb Weston Holdings, Inc.	200,900	15,409,030
Mondelez International, Inc.	285,800	12,855,284
The Hershey Co.	48,200	5,220,060
The Kraft Heinz Co.	67,100	3,430,152
		38,403,936
Household Products - 0.2%
Church & Dwight Co., Inc.	197,800	13,092,382
Colgate-Palmolive Co.	84,100	5,342,032
Kimberly-Clark Corp.	24,500	2,826,565
		21,260,979
Personal Products - 0.4%
Coty, Inc. Class A	1,543,900	12,876,126
Godrej Consumer Products Ltd.	105,996	1,141,911
Herbalife Nutrition Ltd. (a)	437,900	25,069,775
Unilever NV (Certificaten Van Aandelen) (Bearer)	164,200	9,112,166
		48,199,978
Tobacco - 0.6%
Altria Group, Inc.	770,600	42,251,998
JUUL Labs, Inc. Class A (c)(d)	13,297	2,858,855
Philip Morris International, Inc.	231,600	20,040,348
		65,151,201

TOTAL CONSUMER STAPLES		531,383,889

ENERGY - 1.8%
Energy Equipment & Services - 0.1%
Baker Hughes, a GE Co. Class A	515,600	11,765,992
Halliburton Co.	133,800	4,205,334
		15,971,326
Oil, Gas & Consumable Fuels - 1.7%
Anadarko Petroleum Corp.	131,700	6,966,930
Cabot Oil & Gas Corp.	534,000	13,435,440
Concho Resources, Inc. (a)	112,600	14,676,284
Continental Resources, Inc. (a)	111,800	5,111,496
Devon Energy Corp.	75,800	2,048,874
EOG Resources, Inc.	469,300	48,483,383
Hess Corp.	145,400	7,835,606
Noble Energy, Inc.	315,300	7,485,222
Oasis Petroleum, Inc. (a)	511,400	3,651,396
Occidental Petroleum Corp.	196,900	13,836,163
PDC Energy, Inc. (a)	106,638	3,619,294
Pioneer Natural Resources Co.	167,893	24,806,191
Range Resources Corp.	426,500	6,205,575
Reliance Industries Ltd.	1,349,631	22,624,001
Southwestern Energy Co. (a)	163,100	786,142
Valero Energy Corp.	132,200	10,562,780
		192,134,777

TOTAL ENERGY		208,106,103

FINANCIALS - 2.4%
Banks - 0.9%
Bank of America Corp.	519,500	14,753,800
HDFC Bank Ltd. sponsored ADR	332,511	33,723,266
JPMorgan Chase & Co.	368,000	40,917,920
Signature Bank	18,200	2,244,606
Wells Fargo & Co.	170,400	9,249,312
		100,888,904
Capital Markets - 1.2%
BlackRock, Inc. Class A	90,100	38,563,701
Charles Schwab Corp.	1,799,100	80,599,680
Edelweiss Financial Services Ltd.	1,769,687	4,311,786
T. Rowe Price Group, Inc.	102,800	10,214,208
		133,689,375
Consumer Finance - 0.3%
American Express Co.	312,700	35,106,829
Discover Financial Services	35,258	2,513,895
		37,620,724
Insurance - 0.0%
Hiscox Ltd.	86,900	1,866,947

TOTAL FINANCIALS		274,065,950

HEALTH CARE - 17.6%
Biotechnology - 11.5%
AbbVie, Inc.	337,984	31,861,752
ACADIA Pharmaceuticals, Inc. (a)(b)	2,121,687	40,439,354
Agios Pharmaceuticals, Inc. (a)(b)	636,928	41,909,862
Alexion Pharmaceuticals, Inc. (a)	353,900	43,582,785
Alkermes PLC (a)	2,148,825	78,303,183
Allakos, Inc. (a)	36,400	2,144,324
Allogene Therapeutics, Inc. (b)	221,907	6,941,251
Allogene Therapeutics, Inc.	80,261	2,259,508
Alnylam Pharmaceuticals, Inc. (a)	1,365,478	110,822,194
Amgen, Inc.	300,500	62,579,125
AnaptysBio, Inc. (a)	147,900	11,030,382
Argenx SE ADR (a)	21,800	2,109,586
Array BioPharma, Inc. (a)	1,346,900	21,456,117
aTyr Pharma, Inc. (a)	398,874	245,706
BeiGene Ltd.	454,500	5,007,400
BeiGene Ltd. ADR (a)	625,251	95,857,231
Biogen, Inc. (a)	95,000	31,703,400
bluebird bio, Inc. (a)(b)	762,465	93,699,324
Blueprint Medicines Corp. (a)	108,700	6,236,119
Calyxt, Inc. (a)	460,500	5,304,960
Celgene Corp. (a)	233,400	16,856,148
Cellectis SA sponsored ADR (a)	290,045	6,386,791
Chimerix, Inc. (a)	150,546	495,296
Cibus Global Ltd. Series C (c)(d)(e)	1,142,857	2,400,000
Coherus BioSciences, Inc. (a)	306,292	3,387,590
Constellation Pharmaceuticals, Inc.	50,600	298,540
Constellation Pharmaceuticals, Inc.	83,878	470,136
Crinetics Pharmaceuticals, Inc. (a)	52,200	1,823,868
CytomX Therapeutics, Inc. (a)(f)	207,739	2,866,798
CytomX Therapeutics, Inc. (a)	329,628	4,548,866
Denali Therapeutics, Inc. (a)(b)	168,800	3,235,896
Editas Medicine, Inc. (a)	65,862	2,052,260
Evelo Biosciences, Inc. (b)	177,700	1,762,784
Evelo Biosciences, Inc.	230,736	2,288,901
Exact Sciences Corp. (a)	74,600	5,817,308
Exelixis, Inc. (a)	2,609,184	52,992,527
Fate Therapeutics, Inc. (a)	768,973	11,811,425
Five Prime Therapeutics, Inc. (a)	418,500	5,373,540
Global Blood Therapeutics, Inc. (a)	362,700	11,439,558
Heron Therapeutics, Inc. (a)	188,251	5,408,451
Homology Medicines, Inc. (a)(b)	97,800	2,150,622
Homology Medicines, Inc. (f)	182,088	4,004,115
Intellia Therapeutics, Inc. (a)(b)	196,038	3,511,041
Intercept Pharmaceuticals, Inc. (a)	43,000	4,769,130
Ionis Pharmaceuticals, Inc. (a)	2,148,379	125,229,012
Ironwood Pharmaceuticals, Inc. Class A (a)	1,244,156	17,194,236
Jounce Therapeutics, Inc. (a)	36,200	156,384
Kiniksa Pharmaceuticals Ltd. (f)	90,238	1,824,612
Lexicon Pharmaceuticals, Inc. (a)(b)	1,783,077	14,442,924
Macrogenics, Inc. (a)	57,200	984,412
Momenta Pharmaceuticals, Inc. (a)	1,483,395	17,563,397
Neon Therapeutics, Inc.	4,300	26,617
Neon Therapeutics, Inc.	268,754	1,580,408
Principia Biopharma, Inc.	53,800	1,498,868
Protagonist Therapeutics, Inc. (a)	263,400	1,704,198
Prothena Corp. PLC (a)	465,977	5,596,384
Regeneron Pharmaceuticals, Inc. (a)	166,900	61,026,985
Rigel Pharmaceuticals, Inc. (a)	3,273,312	9,263,473
Rubius Therapeutics, Inc. (b)	307,300	6,570,074
Rubius Therapeutics, Inc.	461,018	9,363,737
Sage Therapeutics, Inc. (a)	605,334	69,788,957
Sarepta Therapeutics, Inc. (a)	46,600	6,033,302
Scholar Rock Holding Corp.	66,100	1,610,196
Scholar Rock Holding Corp. (f)	93,749	2,283,726
Seres Therapeutics, Inc. (a)(f)	142,139	1,186,861
Seres Therapeutics, Inc. (a)(b)	514,837	4,298,889
Sienna Biopharmaceuticals, Inc. (a)	253,748	2,565,392
Sienna Biopharmaceuticals, Inc. (f)	155,108	1,568,142
Spark Therapeutics, Inc. (a)	194,600	8,198,498
Syros Pharmaceuticals, Inc. (a)	347,138	2,364,010
Syros Pharmaceuticals, Inc. (a)(f)	301,001	2,049,817
Translate Bio, Inc.	518,118	3,558,693
Translate Bio, Inc.	106,500	769,995
Ultragenyx Pharmaceutical, Inc. (a)	164,200	8,812,614
uniQure B.V. (a)	252,700	7,399,056
UNITY Biotechnology, Inc. (b)	178,600	2,296,796
UNITY Biotechnology, Inc. (f)	308,360	3,965,510
Vertex Pharmaceuticals, Inc. (a)	111,700	20,194,243
Wuxi Biologics (Cayman), Inc. (a)	1,086,500	9,109,714
Xencor, Inc. (a)	392,000	16,467,920
Zai Lab Ltd. ADR (a)	508,300	10,023,676
		1,308,216,882
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	199,821	14,796,745
Align Technology, Inc. (a)	6,934	1,594,057
Boston Scientific Corp. (a)	588,500	22,168,795
Danaher Corp.	357,600	39,171,504
DexCom, Inc. (a)	254,200	32,941,778
Genmark Diagnostics, Inc. (a)	550,700	2,869,147
Insulet Corp. (a)	553,320	46,440,148
Intuitive Surgical, Inc. (a)	132,721	70,457,597
Novocure Ltd. (a)(f)	149,451	5,129,158
Novocure Ltd. (a)	1,156,900	39,704,808
Penumbra, Inc. (a)	298,792	41,597,822
Presbia PLC (a)	443,695	313,160
Wright Medical Group NV (a)	254,700	7,121,412
		324,306,131
Health Care Providers & Services - 0.9%
G1 Therapeutics, Inc. (a)	99,900	3,819,177
Humana, Inc.	17,000	5,600,990
Laboratory Corp. of America Holdings (a)	31,200	4,543,968
OptiNose, Inc. (a)	385,475	3,033,688
OptiNose, Inc. (f)	301,785	2,375,048
UnitedHealth Group, Inc.	312,400	87,896,864
		107,269,735
Health Care Technology - 0.1%
Castlight Health, Inc. Class B (a)	777,600	2,029,536
Teladoc Health, Inc. (a)	99,000	6,182,550
		8,212,086
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	13,262	4,475,925
Thermo Fisher Scientific, Inc.	41,300	10,306,415
		14,782,340
Pharmaceuticals - 2.1%
Adimab LLC (c)(d)(e)	762,787	30,992,036
Akcea Therapeutics, Inc. (a)(b)	1,538,933	52,154,439
Bristol-Myers Squibb Co.	269,600	14,412,816
Intra-Cellular Therapies, Inc. (a)	1,017,498	14,702,846
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	45,400	426,899
Kolltan Pharmaceuticals, Inc. rights (a)(d)	1,692,030	17
MyoKardia, Inc. (a)	455,100	28,248,057
Nektar Therapeutics (a)	1,419,052	57,315,510
Rhythm Pharmaceuticals, Inc. (a)	114,300	3,375,279
RPI International Holdings LP (a)(c)(d)	35,220	5,404,861
Stemcentrx, Inc. rights 12/31/21 (a)(d)	568,100	1,039,623
The Medicines Company (a)	633,523	14,019,864
Theravance Biopharma, Inc. (a)	347,148	9,584,756
		231,677,003

TOTAL HEALTH CARE		1,994,464,177

INDUSTRIALS - 5.1%
Aerospace & Defense - 1.3%
Lockheed Martin Corp.	114,800	34,489,364
Northrop Grumman Corp.	14,600	3,794,248
Space Exploration Technologies Corp. Class A (a)(c)(d)	137,569	23,249,161
The Boeing Co.	192,300	66,681,948
United Technologies Corp.	115,600	14,084,704
		142,299,425
Air Freight & Logistics - 0.3%
FedEx Corp.	22,800	5,221,200
United Parcel Service, Inc. Class B	240,700	27,750,303
		32,971,503
Airlines - 1.2%
Azul SA sponsored ADR (a)	140,500	3,792,095
Delta Air Lines, Inc.	203,100	12,330,201
JetBlue Airways Corp. (a)	1,199,400	23,412,288
Ryanair Holdings PLC sponsored ADR (a)	124,010	10,209,743
Southwest Airlines Co.	549,900	30,030,039
Spirit Airlines, Inc. (a)	103,300	6,623,596
United Continental Holdings, Inc. (a)	149,900	14,495,330
Wheels Up Partners Holdings LLC:
Series B (a)(c)(d)(e)	1,843,115	2,838,397
Series C (a)(c)(d)(e)	670,590	1,032,709
Wizz Air Holdings PLC (a)(f)	765,173	29,211,650
		133,976,048
Building Products - 0.1%
Resideo Technologies, Inc. (a)	514,533	10,614,816
Construction & Engineering - 0.0%
Fluor Corp.	113,000	4,625,090
Electrical Equipment - 0.3%
AMETEK, Inc.	5,800	425,894
Eaton Corp. PLC	70,900	5,455,046
Emerson Electric Co.	129,100	8,716,832
Fortive Corp.	216,900	16,499,583
		31,097,355
Industrial Conglomerates - 0.7%
3M Co.	103,500	21,519,720
Honeywell International, Inc.	374,800	55,001,900
		76,521,620
Machinery - 0.8%
Aumann AG (f)	27,944	1,244,853
Caterpillar, Inc.	238,200	32,316,594
Deere & Co.	100,600	15,580,928
Illinois Tool Works, Inc.	74,200	10,317,510
Ingersoll-Rand PLC	34,800	3,602,496
Rational AG	5,202	2,959,315
Wabtec Corp.	43,200	4,086,720
WashTec AG	27,600	2,027,863
Xylem, Inc.	327,100	23,871,758
		96,008,037
Professional Services - 0.0%
CoStar Group, Inc. (a)	6,900	2,548,791
Road & Rail - 0.4%
Union Pacific Corp.	281,500	43,289,070

TOTAL INDUSTRIALS		573,951,755

INFORMATION TECHNOLOGY - 32.0%
Communications Equipment - 0.5%
Arista Networks, Inc. (a)	39,800	9,491,504
Infinera Corp. (a)	3,552,400	15,310,844
NETGEAR, Inc. (a)	647,862	35,891,555
		60,693,903
Electronic Equipment & Components - 0.3%
Arlo Technologies, Inc. (b)	982,300	11,817,069
Cognex Corp.	12,000	528,240
IPG Photonics Corp. (a)	4,800	682,320
TE Connectivity Ltd.	24,700	1,900,171
Trimble, Inc. (a)	449,100	17,079,273
		32,007,073
Internet Software & Services - 0.1%
CarGurus, Inc. Class A (a)	15,400	599,214
Farfetch Ltd. Class A (b)	276,200	6,283,550
		6,882,764
IT Services - 5.4%
Actua Corp. (d)	546,564	349,801
Adyen BV	2,793	1,445,172
Cognizant Technology Solutions Corp. Class A	224,100	15,962,643
Elastic NV	11,000	785,950
IBM Corp.	22,300	2,771,221
MasterCard, Inc. Class A	576,800	115,977,176
MongoDB, Inc. Class A (a)	29,500	2,445,550
Okta, Inc. (a)	51,200	3,258,880
PayPal Holdings, Inc. (a)	1,368,500	117,430,985
Shopify, Inc. Class A (a)	913,649	139,070,766
Square, Inc. (a)	729,500	50,948,280
Visa, Inc. Class A	1,030,400	146,017,984
Wix.com Ltd. (a)	137,207	12,922,155
		609,386,563
Semiconductors & Semiconductor Equipment - 7.0%
Advanced Micro Devices, Inc. (a)	1,792,500	38,180,250
Applied Materials, Inc.	101,300	3,776,464
ASML Holding NV	75,600	12,954,060
Broadcom, Inc.	58,236	13,825,809
Cirrus Logic, Inc. (a)	216,800	8,116,992
Cree, Inc. (a)	315,266	13,915,841
Intel Corp.	17,800	877,718
KLA-Tencor Corp.	60,600	5,972,736
Marvell Technology Group Ltd.	190,400	3,067,344
Micron Technology, Inc. (a)	99,800	3,848,288
NVIDIA Corp.	3,407,600	556,904,068
Renesas Electronics Corp. (a)	218,300	1,028,855
Silicon Laboratories, Inc. (a)	864,082	76,358,926
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	310,900	11,686,731
Texas Instruments, Inc.	410,400	40,978,440
Xilinx, Inc.	25,100	2,321,248
		793,813,770
Software - 12.9%
2U, Inc. (a)	195,880	11,437,433
Adobe, Inc. (a)	436,200	109,438,218
Aspen Technology, Inc. (a)	85,800	7,404,540
Atlassian Corp. PLC (a)	116,700	10,029,198
Autodesk, Inc. (a)	380,200	54,938,900
Avalara, Inc. (b)	14,849	475,020
Black Knight, Inc. (a)	134,700	6,107,298
Cadence Design Systems, Inc. (a)	51,000	2,297,040
DocuSign, Inc.	16,200	676,512
Domo, Inc.	40,872	619,701
Dropbox, Inc. Class A (a)	51,000	1,192,890
HubSpot, Inc. (a)	455,600	63,342,068
Intuit, Inc.	140,600	30,162,918
Microsoft Corp.	3,356,392	372,190,309
New Relic, Inc. (a)	58,746	5,122,064
Nutanix, Inc. Class A (a)	2,184,051	97,648,920
Oracle Corp.	254,300	12,399,668
Parametric Technology Corp. (a)	513,200	44,386,668
Paylocity Holding Corp. (a)	33,000	2,213,640
Pluralsight, Inc.	61,800	1,488,762
Proofpoint, Inc. (a)	120,000	11,641,200
Red Hat, Inc. (a)	900,000	160,704,000
RingCentral, Inc. (a)	17,300	1,434,170
Salesforce.com, Inc. (a)	2,703,442	385,943,380
Tenable Holdings, Inc.	19,900	566,752
Zendesk, Inc. (a)	541,700	32,193,231
Zscaler, Inc. (a)(b)	762,900	29,951,454
		1,456,005,954
Technology Hardware, Storage & Peripherals - 5.8%
Apple, Inc.	3,343,165	597,022,406
NetApp, Inc.	83,500	5,583,645
Pure Storage, Inc. Class A (a)	2,121,678	40,120,931
Samsung Electronics Co. Ltd.	246,923	9,224,072
		651,951,054

TOTAL INFORMATION TECHNOLOGY		3,610,741,081

MATERIALS - 0.4%
Chemicals - 0.3%
CF Industries Holdings, Inc.	358,200	15,112,458
DowDuPont, Inc.	215,705	12,478,534
LG Chemical Ltd.	29,661	9,147,439
The Mosaic Co.	68,100	2,451,600
		39,190,031
Metals & Mining - 0.1%
Barrick Gold Corp.	437,700	5,577,286

TOTAL MATERIALS		44,767,317

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	185,600	30,529,344
Ant International Co. Ltd. Class C (c)(d)	419,242	2,351,948
		32,881,292
TOTAL COMMON STOCKS
(Cost $6,052,938,385)		10,988,193,083

Preferred Stocks - 2.1%
Convertible Preferred Stocks - 2.0%
COMMUNICATION SERVICES - 0.5%
Interactive Media & Services - 0.5%
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)(d)	1,095,852	53,444,702
Series E, 8.00% (a)(c)(d)	51,852	2,528,822
		55,973,524
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(c)(d)	202,849	259,647
TOTAL COMMUNICATION SERVICES		56,233,171
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(e)	17,731	2,825,080
Topgolf International, Inc. Series F (c)(d)	234,069	3,061,623
		5,886,703
Internet & Direct Marketing Retail - 0.0%
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	2,105,094	95,571
The Honest Co., Inc.:
Series C (a)(c)(d)	22,157	434,384
Series D (a)(c)(d)	19,064	373,746
		903,701
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (a)(c)(d)	776,112	11,207,197
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (c)(d)	6,413	351,662
Series B (c)(d)	1,127	61,800
Series C (c)(d)	10,767	590,417
ORIC Pharmaceuticals, Inc. Series C (c)(d)	316,667	950,001
		1,953,880
TOTAL CONSUMER DISCRETIONARY		19,951,481
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Sweetgreen, Inc. Series H (c)(d)	168,337	2,195,114
Food Products - 0.0%
Agbiome LLC Series C (c)(d)	338,565	2,144,369
Tobacco - 0.0%
JUUL Labs, Inc. Series E (c)(d)	6,648	1,429,320
TOTAL CONSUMER STAPLES		5,768,803
FINANCIALS - 0.0%
Insurance - 0.0%
Clover Health Series D (a)(c)(d)	264,037	2,476,086
HEALTH CARE - 0.8%
Biotechnology - 0.6%
10X Genomics, Inc.:
Series C (a)(c)(d)	715,467	9,107,895
Series D (c)(d)	100,390	1,277,965
23andMe, Inc. Series F (a)(c)(d)	164,720	2,857,892
Axcella Health, Inc.:
Series C (a)(c)(d)	111,581	1,246,360
Series E (c)(d)	120,735	1,348,610
BioNTech AG Series A (c)(d)	25,199	7,242,064
Fulcrum Therapeutics, Inc. Series B 0.00% (c)(d)	614,195	1,228,390
Generation Bio Series B (c)(d)	224,243	2,050,859
Immunocore Ltd. Series A (a)(c)(d)	18,504	2,390,647
Intarcia Therapeutics, Inc. Series EE (a)(c)(d)	116,544	5,014,888
Kaleido Biosciences, Inc. Series C (c)(d)	212,696	2,124,833
Moderna, Inc.:
Series B (a)(c)(d)	78,597	1,626,958
Series C (a)(c)(d)	51,305	1,062,014
Series E (a)(c)(d)	643,610	13,322,727
Series F (a)(c)(d)	705,628	14,606,500
		66,508,602
Health Care Equipment & Supplies - 0.0%
Shockwave Medical, Inc. Series C (a)(c)(d)	1,015,306	1,144,250
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)(d)	783,663	5,599,883
Health Care Technology - 0.0%
Codiak Biosciences, Inc.:
Series A 8.00% (a)(c)(d)	163,914	595,008
Series B 8.00% (a)(c)(d)	532,720	1,933,774
Series C, 8.00% (c)(d)	648,255	2,353,166
		4,881,948
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series B (c)(d)	4,910	2,022,184
Harmony Biosciences II, Inc. Series A (a)(c)(d)	2,550,636	2,550,636
Nohla Therapeutics, Inc. Series B (c)(d)	3,126,919	1,426,000
		5,998,820
TOTAL HEALTH CARE		84,133,503
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)(d)	53,937	9,115,353
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	1,527,000	6,550,830
TOTAL INDUSTRIALS		15,666,183
INFORMATION TECHNOLOGY - 0.3%
Internet Software & Services - 0.1%
Lyft, Inc. Series I (c)(d)	226,423	10,722,012
Reddit, Inc. Series B (a)(c)(d)	37,935	393,765
Starry, Inc.:
Series B (a)(c)(d)	2,961,147	2,730,178
Series C (c)(d)	1,339,018	1,234,575
		15,080,530
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	209,665	202,327
Software - 0.2%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	560,425	6,164,675
Dataminr, Inc. Series D (a)(c)(d)	442,241	8,800,596
Outset Medical, Inc.:
Series C (a)(c)(d)	382,862	1,190,701
Series D (c)(d)	373,580	1,161,834
Taboola.Com Ltd. Series E (a)(c)(d)	331,426	5,829,783
		23,147,589
TOTAL INFORMATION TECHNOLOGY		38,430,446

TOTAL CONVERTIBLE PREFERRED STOCKS		222,659,673

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (c)(d)	3,445	188,909
FINANCIALS - 0.0%
Banks - 0.0%
Itau Unibanco Holding SA	666,000	6,203,600
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Yumanity Holdings LLC:
Class A (a)(c)(d)	130,754	861,669
Class B (c)(d)	85,345	562,424
		1,424,093
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (c)(d)	13,511	5,564,505
TOTAL HEALTH CARE		6,988,598

TOTAL NONCONVERTIBLE PREFERRED STOCKS		13,381,107

TOTAL PREFERRED STOCKS
(Cost $180,376,580)		236,040,780

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 2.27% (g)	19,623,678	19,627,603
Fidelity Securities Lending Cash Central Fund 2.27% (g)(h)	329,461,484	329,494,430
TOTAL MONEY MARKET FUNDS
(Cost $349,122,033)		349,122,033
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $6,582,436,998)		11,573,355,896
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(296,886,130)
NET ASSETS - 100%		$11,276,469,766

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $317,196,865 or 2.8% of net assets.

 (d) Level 3 security

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $57,710,290 or 0.5% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
10X Genomics, Inc. Series C	2/23/16 - 4/3/17	$3,204,004
10X Genomics, Inc. Series D	4/10/18	$960,732
23andMe, Inc. Series F	8/31/17	$2,287,005
Adimab LLC	9/17/14 - 6/5/15	$11,583,995
Agbiome LLC Series C	6/29/18	$2,144,369
Allbirds, Inc.	10/9/18	$890,972
Allbirds, Inc.	10/9/18	$188,909
Allbirds, Inc. Series A	10/9/18	$351,662
Allbirds, Inc. Series B	10/9/18	$61,800
Allbirds, Inc. Series C	10/9/18	$590,417
Altiostar Networks, Inc. Series A1	1/10/17	$933,105
Ant International Co. Ltd. Class C	5/16/18	$2,351,948
AppNexus, Inc. Series E (Escrow)	8/1/14	$378,005
Axcella Health, Inc. Series C	8/11/17	$1,124,736
Axcella Health, Inc. Series E	11/30/18	$1,348,610
BioNTech AG Series A	12/29/17	$5,518,798
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$4,471,547
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$2,022,184
Cibus Global Ltd. Series C	2/16/18	$2,400,000
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 9/10/18	$4,486,263
Clover Health Series D	6/7/17	$2,476,086
Codiak Biosciences, Inc. Series A 8.00%	11/12/15	$163,914
Codiak Biosciences, Inc. Series B 8.00%	11/12/15	$1,598,160
Codiak Biosciences, Inc. Series C, 8.00%	11/17/17	$2,455,331
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$5,638,573
Fulcrum Therapeutics, Inc. Series B 0.00%	8/24/18	$1,228,390
Generation Bio Series B	2/21/18	$2,050,859
Harmony Biosciences II, Inc. Series A	9/22/17	$2,550,636
Immunocore Ltd. Series A	7/27/15	$3,482,067
Intarcia Therapeutics, Inc. Series EE	9/2/16	$6,992,640
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	7/6/18	$2,383,487
JUUL Labs, Inc. Series E	7/6/18	$1,191,654
Kaleido Biosciences, Inc. Series C	3/16/18	$2,124,833
Lyft, Inc. Series I	6/27/18	$10,722,012
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16 - 12/14/17	$2,433,492
Moderna, Inc. Series B	4/13/17	$993,789
Moderna, Inc. Series C	4/13/17	$649,825
Moderna, Inc. Series E	12/18/14	$10,570,104
Moderna, Inc. Series F	8/10/16	$11,588,640
Mulberry Health, Inc. Series A8	1/20/16	$5,293,448
Nohla Therapeutics, Inc. Series B	5/1/18	$1,426,000
ORIC Pharmaceuticals, Inc. Series C	2/6/18	$950,001
Outset Medical, Inc. Series C	4/19/17	$992,187
Outset Medical, Inc. Series D	8/20/18	$1,161,834
Peloton Interactive, Inc. Series E	3/31/17	$4,202,996
Reddit, Inc. Series B	7/26/17	$538,544
RPI International Holdings LP	5/21/15 - 3/23/16	$4,390,645
Shockwave Medical, Inc. Series C	9/27/17	$1,025,439
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$12,876,729
Space Exploration Technologies Corp. Series G	1/20/15	$4,177,960
Starry, Inc. Series B	12/1/16	$1,601,981
Starry, Inc. Series C	12/8/17	$1,234,575
Sweetgreen, Inc. Series H	11/9/18	$2,195,114
Taboola.Com Ltd. Series E	12/22/14	$3,455,249
The Honest Co., Inc.	8/21/14	$256,936
The Honest Co., Inc. Series C	8/21/14	$599,509
The Honest Co., Inc. Series D	8/3/15	$872,273
Topgolf International, Inc. Series F	11/10/17	$3,237,994
Tory Burch LLC	5/14/15	$17,704,966
Turn, Inc. (Escrow)	4/11/17	$123,537
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$17,000,007
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$1,727,583
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,235,000
Wheels Up Partners Holdings LLC Series C	6/22/17	2,092,241
YourPeople, Inc. Series C	5/1/15	$22,753,949
Yumanity Holdings LLC Class A	2/8/16	$883,727
Yumanity Holdings LLC Class B	6/19/18	$714,338

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$862,011
Fidelity Securities Lending Cash Central Fund	3,637,340
Total	$4,499,351

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,529,096,971	$1,453,507,748	$19,219,140	$56,370,083
Consumer Discretionary	2,265,108,109	2,228,872,909	--	36,235,200
Consumer Staples	537,152,692	519,412,868	9,112,166	8,627,658
Energy	208,106,103	208,106,103	--	--
Financials	282,745,636	280,269,550	--	2,476,086
Health Care	2,085,586,278	1,937,395,158	17,232,482	130,958,638
Industrials	589,617,938	546,831,488	--	42,786,450
Information Technology	3,649,171,527	3,609,771,579	619,701	38,780,247
Materials	44,767,317	44,767,317	--	--
Real Estate	32,881,292	30,529,344	--	2,351,948
Money Market Funds	349,122,033	349,122,033	--	--
Total Investments in Securities:	$11,573,355,896	$11,208,586,097	$46,183,489	$318,586,310

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Health Care
Beginning Balance	$95,454,102
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	18,123,945
Cost of Purchases	26,459,110
Proceeds of Sales	(9,078,519)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$130,958,638
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$20,796,692
Other investments in securites
Beginning Balance	$150,274,375
Net Realized Gain (Loss) on Investment Securities	661,800
Net Unrealized Gain (Loss) on Investment Securities	25,097,967
Cost of Purchases	30,582,993
Proceeds of Sales	(30,084,642)
Amortization/Accretion	--
Transfers into Level 3	11,095,179
Transfers out of Level 3	--
Ending Balance	$187,627,672
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$25,847,267

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $325,858,059) — See accompanying schedule: Unaffiliated issuers (cost $6,233,314,965)	$11,224,233,863
Fidelity Central Funds (cost $349,122,033)	349,122,033
Total Investment in Securities (cost $6,582,436,998)		$11,573,355,896
Restricted cash		266,573
Foreign currency held at value (cost $203)		203
Receivable for investments sold		10,789,378
Receivable for fund shares sold		201,202,216
Dividends receivable		8,316,671
Distributions receivable from Fidelity Central Funds		453,769
Total assets		11,794,384,706
Liabilities
Payable for investments purchased	$161,259,701
Payable for fund shares redeemed	27,014,736
Other payables and accrued expenses	160,817
Collateral on securities loaned	329,479,686
Total liabilities		517,914,940
Net Assets		$11,276,469,766
Net Assets consist of:
Paid in capital		$5,166,842,881
Total distributable earnings (loss)		6,109,626,885
Net Assets		$11,276,469,766
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($11,276,469,766 ÷ 640,200,017 shares)		$17.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2018
Investment Income
Dividends		$74,649,886
Special dividends		16,714,697
Income from Fidelity Central Funds		4,499,351
Total income		95,863,934
Expenses
Custodian fees and expenses	$401,627
Independent trustees' fees and expenses	61,905
Interest	1,164
Miscellaneous	32,615
Total expenses before reductions	497,311
Expense reductions	(169,465)
Total expenses after reductions		327,846
Net investment income (loss)		95,536,088
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,070,345,258
Fidelity Central Funds	2,858
Foreign currency transactions	(147,265)
Total net realized gain (loss)		1,070,200,851
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $539,342)	(283,108,635)
Fidelity Central Funds	(1,515)
Assets and liabilities in foreign currencies	(50,222)
Total change in net unrealized appreciation (depreciation)		(283,160,372)
Net gain (loss)		787,040,479
Net increase (decrease) in net assets resulting from operations		$882,576,567

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,536,088	$50,717,898
Net realized gain (loss)	1,070,200,851	1,020,994,032
Change in net unrealized appreciation (depreciation)	(283,160,372)	2,493,193,965
Net increase (decrease) in net assets resulting from operations	882,576,567	3,564,905,895
Distributions to shareholders	(1,092,225,333)	–
Distributions to shareholders from net investment income	–	(21,273,177)
Distributions to shareholders from net realized gain	–	(237,558,300)
Total distributions	(1,092,225,333)	(258,831,477)
Share transactions - net increase (decrease)	(136,043,011)	(2,090,059,508)
Total increase (decrease) in net assets	(345,691,777)	1,216,014,910
Net Assets
Beginning of period	11,622,161,543	10,406,146,633
End of period	$11,276,469,766	$11,622,161,543
Other Information
Undistributed net investment income end of period		$49,100,719

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Growth Company Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.19	$13.49	$13.08	$12.10	$10.29
Income from Investment Operations
Net investment income (loss)A	.15B	.07	.01	.03	.02
Net realized and unrealized gain (loss)	1.02	4.96	.43	1.04	1.80
Total from investment operations	1.17	5.03	.44	1.07	1.82
Distributions from net investment income	(.09)	(.02)	(.03)	(.02)	(.01)
Distributions from net realized gain	(1.66)	(.31)	–	(.07)	–
Total distributions	(1.75)	(.33)	(.03)	(.09)	(.01)
Net asset value, end of period	$17.61	$18.19	$13.49	$13.08	$12.10
Total ReturnC	6.96%	38.10%	3.38%	8.94%	17.67%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	.38%	.74%	.79%	.74%
Expenses net of fee waivers, if any	- %F	.38%	.74%	.79%	.74%
Expenses net of all reductions	- %F	.37%	.74%	.79%	.74%
Net investment income (loss)	.79%B	.43%	.11%	.24%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$11,276,470	$11,622,162	$4,032,151	$4,602,479	$4,353,274
Portfolio turnover rateG	23%	15%	20%	18%	14%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this dividend the ratio would have been .65%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018

1. Organization.

Fidelity Series Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which FMR or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Growth Company.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 318,586,310	Market comparable	Enterprise value/Sales multiple (EV/S)	1.2 - 7.2 / 2.2	Increase
			Transaction price	$0.46 - $411.85 / $154.50	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	10.5	Increase
			Discount rate	30.0% - 76.0% / 55.6%	Decrease
			Discount for lack of marketability	10.0% - 15.0% / 14.4%	Decrease
			Premium rate	40.0%	Increase
			Conversion ratio	3.0	Increase
			Proxy discount	4.2% - 21.3% / 8.1%	Decrease
			Liquidity preference	$14.90	Increase
		Market approach	Transaction price	$0.81 - $215.00 / $60.72	Increase
			Discount for lack of marketability	10.0%	Decrease
			Conversion ratio	1.6	Increase
		Discount cash flow	Discount rate	8.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
		Recovery value	Recovery value	0.0% - 1.0% / 0.7%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnership and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,366,016,839
Gross unrealized depreciation	(446,627,794)
Net unrealized appreciation (depreciation)	$4,919,389,045
Tax Cost	$6,653,966,851

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$120,195,207
Undistributed long-term capital gain	$1,070,059,130
Net unrealized appreciation (depreciation) on securities and other investments	$4,919,389,045

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$85,603,473	$ 21,273,177
Long-term Capital Gains	1,006,621,860	237,558,300
Total	$1,092,225,333	$ 258,831,477

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $55,449,429 in these Subsidiaries, representing .49% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,710,542,712 and $3,746,913,385, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $67,292 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$25,697,000	1.63%	$1,164

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $21,806.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32,712 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $19,121,176. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,637,340, including $228,221 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $167,480 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,985.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Series Growth Company	$1,092,225,333	$–
Total	$1,092,225,333	$–
From net investment income
Series Growth Company	$–	$4,446,809
Class F	–	16,826,368
Total	$–	$21,273,177
From net realized gain
Series Growth Company	$–	$92,197,173
Class F	–	145,361,127
Total	$–	$237,558,300

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Series Growth Company
Shares sold	57,708,359	431,705,596	$1,042,406,601	$7,133,495,773
Reinvestment of distributions	65,481,135	7,164,120	1,092,225,333	96,643,982
Shares redeemed	(121,804,349)	(98,878,934)	(2,270,674,945)	(1,617,775,564)
Net increase (decrease)	1,385,145	339,990,782	$(136,043,011)	$5,612,364,191
Class F
Shares sold	–	5,710,126	$–	$91,560,409
Reinvestment of distributions	–	12,022,794	–	162,187,495
Shares redeemed	–	(489,437,017)	–	(7,956,171,603)
Net increase (decrease)	–	(471,704,097)	$–	$(7,702,423,699)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Series Growth Company Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 17, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Series Growth Company	- %-C
Actual		$1,000.00	$948.80	$--D
Hypothetical-E		$1,000.00	$1,025.07	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Growth Company Fund voted to pay on December 20, 2018, to shareholders of record at the opening of business on December 19, 2018, a distribution of $1.716 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.150 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $ 1,070,943,175, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 94% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 99% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Series Growth Company Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

XS7-ANN-0119
1.968007.105

Fidelity Flex℠ Funds Fidelity Flex℠ Mid Cap Growth Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Life of fundA
Fidelity Flex℠ Mid Cap Growth Fund	4.29%	9.67%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Mid Cap Growth Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$11,733	Fidelity Flex℠ Mid Cap Growth Fund
$12,408	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Jean Park:  For the fiscal year, the fund returned 4.29%, falling behind the 5.32% advance of the benchmark Russell Midcap® Growth Index. While the mid-cap equity market experienced a strong run for most of the period, these stocks pulled back sharply in September as volatility increased. Versus the Russell index, sector and industry selection helped buoy the fund's relative result, while stock selection detracted modestly. The most significant drag on the fund's relative performance was its cash position of roughly 3%, on average, which was maintained for liquidity purposes. Looking at sector and industry selection, stock choices in consumer discretionary proved detrimental. On an individual stock basis, untimely ownership of software solutions provider Red Hat detracted most versus the benchmark. While I did establish a small stake in Red Hat, it was not enough to reap all the gains when International Business Machines (IBM) announced its $34 billion acquisition of the firm, which sent Red Hat's stock sharply higher. Also detracting was the fund's overweighted stake in auto electronics maker Visteon, which struggled, in part, from U.S. trade tariffs and slowing growth in China, and we sold off the position before period end. Conversely, stock picking in health care added value. However, the fund's biggest individual contributor - website domain provider VeriSign - came from the information technology sector. A renewed contract to maintain the internet's database of domain names and approval to increase its rates helped bolster VeriSign's stock price. An overweighting in e-commerce company TripAdvisor also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Total System Services, Inc.	3.3
VeriSign, Inc.	3.1
Wellcare Health Plans, Inc.	2.8
Citrix Systems, Inc.	2.7
ResMed, Inc.	2.3
Roper Technologies, Inc.	2.2
ON Semiconductor Corp.	2.2
Fiserv, Inc.	2.2
Edwards Lifesciences Corp.	2.0
Centene Corp.	2.0
24.8

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	33.2
Health Care	17.0
Industrials	15.7
Consumer Discretionary	11.6
Financials	7.8

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	96.9%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 4.1%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
COMMUNICATION SERVICES - 4.2%
Entertainment - 3.4%
Electronic Arts, Inc. (a)	950	$79,867
Live Nation Entertainment, Inc. (a)	3,000	167,040
Take-Two Interactive Software, Inc. (a)	2,600	285,142
		532,049
Interactive Media & Services - 0.8%
TripAdvisor, Inc. (a)	1,900	121,714

TOTAL COMMUNICATION SERVICES		653,763

CONSUMER DISCRETIONARY - 11.6%
Auto Components - 1.4%
Aptiv PLC	2,950	212,105
Distributors - 0.9%
Pool Corp.	850	138,134
Diversified Consumer Services - 1.4%
Service Corp. International	4,800	221,760
Hotels, Restaurants & Leisure - 1.7%
Domino's Pizza, Inc.	620	171,938
Wyndham Hotels & Resorts, Inc.	1,800	90,234
		262,172
Multiline Retail - 1.4%
Dollar General Corp.	1,900	210,881
Specialty Retail - 2.8%
Burlington Stores, Inc. (a)	979	162,279
Ross Stores, Inc.	3,100	271,560
		433,839
Textiles, Apparel & Luxury Goods - 2.0%
Carter's, Inc.	1,100	101,750
VF Corp.	2,550	207,290
		309,040

TOTAL CONSUMER DISCRETIONARY		1,787,931

CONSUMER STAPLES - 3.4%
Beverages - 1.3%
Brown-Forman Corp. Class B (non-vtg.)	3,000	143,160
Monster Beverage Corp. (a)	1,000	59,680
		202,840
Food Products - 1.2%
The Hershey Co.	1,700	184,110
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	250	35,665
Herbalife Nutrition Ltd. (a)	1,760	100,760
		136,425

TOTAL CONSUMER STAPLES		523,375

ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Marathon Petroleum Corp.	1,700	110,772
FINANCIALS - 7.8%
Banks - 2.2%
Citizens Financial Group, Inc.	6,900	250,884
Huntington Bancshares, Inc.	5,500	80,245
		331,129
Capital Markets - 5.3%
Ameriprise Financial, Inc.	1,100	142,725
E*TRADE Financial Corp.	2,200	115,038
MarketAxess Holdings, Inc.	100	21,773
Moody's Corp.	1,740	276,782
MSCI, Inc.	1,200	188,508
S&P Global, Inc.	400	73,144
		817,970
Insurance - 0.3%
Progressive Corp.	800	53,032

TOTAL FINANCIALS		1,202,131

HEALTH CARE - 17.0%
Health Care Equipment & Supplies - 5.2%
DexCom, Inc. (a)	420	54,428
Edwards Lifesciences Corp. (a)	1,930	312,679
Intuitive Surgical, Inc. (a)	160	84,939
ResMed, Inc.	3,130	349,903
		801,949
Health Care Providers & Services - 5.4%
Centene Corp. (a)	2,130	302,993
Laboratory Corp. of America Holdings (a)	670	97,579
Wellcare Health Plans, Inc. (a)	1,700	433,296
		833,868
Health Care Technology - 0.9%
Cerner Corp. (a)	2,480	143,617
Life Sciences Tools & Services - 4.4%
Charles River Laboratories International, Inc. (a)	1,950	262,958
Mettler-Toledo International, Inc. (a)	380	241,931
Waters Corp. (a)	900	178,722
		683,611
Pharmaceuticals - 1.1%
Jazz Pharmaceuticals PLC (a)	700	105,840
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,900	62,466
		168,306

TOTAL HEALTH CARE		2,631,351

INDUSTRIALS - 15.7%
Aerospace & Defense - 3.2%
Huntington Ingalls Industries, Inc.	1,400	301,700
TransDigm Group, Inc. (a)	540	195,302
		497,002
Airlines - 0.5%
Alaska Air Group, Inc.	1,100	80,586
Commercial Services & Supplies - 3.5%
Cintas Corp.	1,300	243,594
Copart, Inc. (a)	2,900	148,422
KAR Auction Services, Inc.	2,710	154,849
		546,865
Electrical Equipment - 2.4%
AMETEK, Inc.	2,000	146,860
Fortive Corp.	2,840	216,039
		362,899
Industrial Conglomerates - 2.9%
ITT, Inc.	1,900	105,355
Roper Technologies, Inc.	1,150	342,229
		447,584
Machinery - 2.2%
Cummins, Inc.	260	39,276
IDEX Corp.	1,300	178,620
Toro Co.	2,000	123,980
		341,876
Professional Services - 1.0%
CoStar Group, Inc. (a)	50	18,470
Equifax, Inc.	1,300	133,471
		151,941

TOTAL INDUSTRIALS		2,428,753

INFORMATION TECHNOLOGY - 33.2%
Communications Equipment - 1.7%
F5 Networks, Inc. (a)	1,480	254,516
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	2,700	237,438
IT Services - 12.9%
Adyen BV	10	5,174
Akamai Technologies, Inc. (a)	2,200	151,250
Alliance Data Systems Corp.	690	138,248
Fiserv, Inc. (a)	4,200	332,346
FleetCor Technologies, Inc. (a)	500	96,700
Global Payments, Inc.	1,500	167,715
Total System Services, Inc.	5,900	515,477
VeriSign, Inc. (a)	3,080	480,665
Worldpay, Inc. (a)	1,200	102,972
		1,990,547
Semiconductors & Semiconductor Equipment - 8.6%
Analog Devices, Inc.	2,115	194,411
Broadcom, Inc.	100	23,741
KLA-Tencor Corp.	1,800	177,408
Lam Research Corp.	1,530	240,149
Microchip Technology, Inc.	2,500	187,500
ON Semiconductor Corp. (a)	17,400	333,732
Skyworks Solutions, Inc.	2,450	178,287
		1,335,228
Software - 8.5%
Adobe, Inc. (a)	350	87,812
Black Knight, Inc. (a)	2,400	108,816
CDK Global, Inc.	1,100	55,440
Check Point Software Technologies Ltd. (a)	1,250	139,763
Citrix Systems, Inc.	3,770	410,817
Intuit, Inc.	200	42,906
Parametric Technology Corp. (a)	2,100	181,629
Workday, Inc. Class A (a)	1,700	278,800
		1,305,983

TOTAL INFORMATION TECHNOLOGY		5,123,712

MATERIALS - 0.8%
Chemicals - 0.8%
Sherwin-Williams Co.	130	55,129
The Chemours Co. LLC	2,400	68,352
		123,481
REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
CoreSite Realty Corp.	1,550	151,063
Equity Lifestyle Properties, Inc.	1,570	156,262
		307,325
UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
NRG Energy, Inc.	2,000	76,860
TOTAL COMMON STOCKS
(Cost $15,000,280)		14,969,454

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 2.27% (b)
(Cost $448,410)	448,321	448,410
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $15,448,690)		15,417,864
NET OTHER ASSETS (LIABILITIES) - 0.2%		28,790
NET ASSETS - 100%		$15,446,654

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,283
Total	$5,283

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $15,000,280)	$14,969,454
Fidelity Central Funds (cost $448,410)	448,410
Total Investment in Securities (cost $15,448,690)		$15,417,864
Receivable for investments sold		8,634
Receivable for fund shares sold		12,880
Dividends receivable		15,978
Distributions receivable from Fidelity Central Funds		504
Total assets		15,455,860
Liabilities
Payable for investments purchased	$4,978
Payable for fund shares redeemed	4,228
Total liabilities		9,206
Net Assets		$15,446,654
Net Assets consist of:
Paid in capital		$16,186,581
Total distributable earnings (loss)		(739,927)
Net Assets, for 1,327,159 shares outstanding		$15,446,654
Net Asset Value, offering price and redemption price per share ($15,446,654 ÷ 1,327,159 shares)		$11.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2018
Investment Income
Dividends		$69,384
Special dividends		14,308
Income from Fidelity Central Funds		5,283
Total income		88,975
Expenses
Independent trustees' fees and expenses	$32
Commitment fees	11
Total expenses		43
Net investment income (loss)		88,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(787,717)
Fidelity Central Funds	85
Foreign currency transactions	(134)
Total net realized gain (loss)		(787,766)
Change in net unrealized appreciation (depreciation) on investment securities		(102,925)
Net gain (loss)		(890,691)
Net increase (decrease) in net assets resulting from operations		$(801,759)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2018	For the period March 8, 2017 (commencement of operations) to November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$88,932	$5,271
Net realized gain (loss)	(787,766)	(9,608)
Change in net unrealized appreciation (depreciation)	(102,925)	72,099
Net increase (decrease) in net assets resulting from operations	(801,759)	67,762
Distributions to shareholders	(5,930)	–
Total distributions	(5,930)	–
Share transactions
Proceeds from sales of shares	21,757,731	652,377
Reinvestment of distributions	5,930	–
Cost of shares redeemed	(6,220,240)	(9,217)
Net increase (decrease) in net assets resulting from share transactions	15,543,421	643,160
Total increase (decrease) in net assets	14,735,732	710,922
Net Assets
Beginning of period	710,922	–
End of period	$15,446,654	$710,922
Other Information
Undistributed net investment income end of period		$5,271
Shares
Sold	1,794,375	64,021
Issued in reinvestment of distributions	527	–
Redeemed	(530,911)	(853)
Net increase (decrease)	1,263,991	63,168

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Mid Cap Growth Fund

Years ended November 30,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.25	$10.00
Income from Investment Operations
Net investment income (loss)B	.13C	.10D
Net realized and unrealized gain (loss)	.35E	1.15
Total from investment operations	.48	1.25
Distributions from net investment income	(.09)	–
Total distributions	(.09)	–
Net asset value, end of period	$11.64	$11.25
Total ReturnF	4.29%	12.50%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	- %J
Expenses net of fee waivers, if anyI	-%	- %J
Expenses net of all reductionsI	-%	- %J
Net investment income (loss)	1.11%C	1.29%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$15,447	$711
Portfolio turnover rateK	88%	38%J

 A For the period March 8, 2017 (commencement of operations) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this dividend the ratio would have been 1.14%.

 E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 F Total returns for periods of less than one year are not annualized.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount represents less than .005%.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018

1. Organization.

Fidelity Flex Mid Cap Growth Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and certain losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$686,324
Gross unrealized depreciation	(762,615)
Net unrealized appreciation (depreciation)	$(76,291)
Tax Cost	$15,494,155

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$88,121
Capital loss carryforward	$(751,757)
Net unrealized appreciation (depreciation) on securities and other investments	$(76,291)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(751,757)
Total capital loss carryforward	$(751,757)

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017A
Ordinary Income	$5,930	$ -
Total	$5,930	$ -

A For the period March 8, 2017 (commencement of operations) to November 30, 2017.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $21,610,921 and $6,389,554, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $229 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Flex Mid Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Mid Cap Growth Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018 and the statement of changes in net assets and the financial highlights for the year ended November 30, 2018 and for the period March 8, 2017 (commencement of operations) through November 30, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year ended November 30, 2018, and the changes in its net assets and the financial highlights for the year ended November 30, 2018 and for the period March 8, 2017 (commencement of operations) through November 30, 2017 in the conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Actual	- %-C	$1,000.00	$982.30	$--D
Hypothetical-E		$1,000.00	$1,025.07	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 83% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 87% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Flex Mid Cap Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ZDG-ANN-0119
1.9881579.101

Fidelity® Growth Strategies K6 Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Life of fundA
Fidelity® Growth Strategies K6 Fund	2.68%	8.03%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$11,244	Fidelity® Growth Strategies K6 Fund
$11,814	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Jean Park:  For the fiscal year, the fund returned roughly 3%, falling behind the 5.32% advance of the benchmark Russell Midcap® Growth Index. While the mid-cap equity market experienced a strong run for most of the period, these stocks pulled back sharply in September as volatility increased. Versus the Russell index, stock selection detracted most from the fund's relative return, even though positive market selection countered some of that effect. Specifically, stock choices in consumer discretionary and information technology proved detrimental. On an individual stock basis, untimely ownership of software solutions provider Red Hat detracted most versus the benchmark. While I did establish a small stake in Red Hat, it was not enough to reap all the gains when International Business Machines (IBM) announced its $34 billion acquisition of the firm, which sent Red Hat's stock sharply higher. Also detracting was the fund's overweighted stake in auto electronics maker Visteon, which struggled, in part, from U.S. trade tariffs and slowing growth in China, and we sold off the position before period end. Conversely, stock picking in health care added value. However, the fund's biggest individual contributor - website domain provider VeriSign - came from the information technology sector. A renewed contract to maintain the internet's database of domain names and approval to increase its rates helped bolster VeriSign's stock price. An overweighting in e-commerce company TripAdvisor also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Total System Services, Inc.	3.3
VeriSign, Inc.	3.1
Wellcare Health Plans, Inc.	2.8
Citrix Systems, Inc.	2.7
ResMed, Inc.	2.3
Roper Technologies, Inc.	2.3
Fiserv, Inc.	2.2
ON Semiconductor Corp.	2.1
Huntington Ingalls Industries, Inc.	2.0
Edwards Lifesciences Corp.	2.0
24.8

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	33.8
Health Care	17.1
Industrials	15.8
Consumer Discretionary	12.1
Financials	7.7

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 4.1%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
COMMUNICATION SERVICES - 4.2%
Entertainment - 3.4%
Electronic Arts, Inc. (a)	7,700	$647,339
Live Nation Entertainment, Inc. (a)	26,400	1,469,952
Take-Two Interactive Software, Inc. (a)	21,900	2,401,773
		4,519,064
Interactive Media & Services - 0.8%
TripAdvisor, Inc. (a)	17,400	1,114,644

TOTAL COMMUNICATION SERVICES		5,633,708

CONSUMER DISCRETIONARY - 12.1%
Auto Components - 1.4%
Aptiv PLC	25,600	1,840,640
Distributors - 0.9%
Pool Corp.	7,500	1,218,825
Diversified Consumer Services - 1.4%
Service Corp. International	40,700	1,880,340
Hotels, Restaurants & Leisure - 2.3%
Domino's Pizza, Inc.	5,400	1,497,528
Wyndham Destinations, Inc.	18,000	746,460
Wyndham Hotels & Resorts, Inc.	15,600	782,028
		3,026,016
Multiline Retail - 1.4%
Dollar General Corp.	16,500	1,831,335
Specialty Retail - 2.7%
Burlington Stores, Inc. (a)	8,300	1,375,808
Ross Stores, Inc.	26,300	2,303,880
		3,679,688
Textiles, Apparel & Luxury Goods - 2.0%
Carter's, Inc.	9,200	851,000
VF Corp.	21,900	1,780,251
		2,631,251

TOTAL CONSUMER DISCRETIONARY		16,108,095

CONSUMER STAPLES - 3.3%
Beverages - 1.3%
Brown-Forman Corp. Class B (non-vtg.)	25,100	1,197,772
Monster Beverage Corp. (a)	8,700	519,216
		1,716,988
Food Products - 1.1%
The Hershey Co.	14,300	1,548,690
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	2,300	328,118
Herbalife Nutrition Ltd. (a)	14,700	841,575
		1,169,693

TOTAL CONSUMER STAPLES		4,435,371

ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Marathon Petroleum Corp.	14,641	954,008
FINANCIALS - 7.7%
Banks - 2.1%
Citizens Financial Group, Inc.	58,000	2,108,880
Huntington Bancshares, Inc.	45,000	656,550
		2,765,430
Capital Markets - 5.3%
Ameriprise Financial, Inc.	9,300	1,206,675
E*TRADE Financial Corp.	18,800	983,052
MarketAxess Holdings, Inc.	900	195,957
Moody's Corp.	14,900	2,370,143
MSCI, Inc.	10,200	1,602,318
S&P Global, Inc.	3,500	640,010
		6,998,155
Insurance - 0.3%
Progressive Corp.	6,800	450,772

TOTAL FINANCIALS		10,214,357

HEALTH CARE - 17.1%
Health Care Equipment & Supplies - 5.2%
DexCom, Inc. (a)	3,600	466,524
Edwards Lifesciences Corp. (a)	16,500	2,673,165
Intuitive Surgical, Inc. (a)	1,300	690,131
ResMed, Inc.	26,800	2,995,972
		6,825,792
Health Care Providers & Services - 5.4%
Centene Corp. (a)	18,200	2,588,950
Elanco Animal Health, Inc.	700	23,387
Laboratory Corp. of America Holdings (a)	5,800	844,712
Wellcare Health Plans, Inc. (a)	14,700	3,746,736
		7,203,785
Health Care Technology - 0.9%
Cerner Corp. (a)	21,200	1,227,692
Life Sciences Tools & Services - 4.5%
Charles River Laboratories International, Inc. (a)	16,500	2,225,025
Mettler-Toledo International, Inc. (a)	3,200	2,037,312
Waters Corp. (a)	8,400	1,668,072
		5,930,409
Pharmaceuticals - 1.1%
Jazz Pharmaceuticals PLC (a)	6,000	907,200
Teva Pharmaceutical Industries Ltd. sponsored ADR	27,000	581,580
		1,488,780

TOTAL HEALTH CARE		22,676,458

INDUSTRIALS - 15.8%
Aerospace & Defense - 3.3%
Huntington Ingalls Industries, Inc.	12,500	2,693,750
TransDigm Group, Inc. (a)	4,600	1,663,682
		4,357,432
Airlines - 0.5%
Alaska Air Group, Inc.	9,500	695,970
Commercial Services & Supplies - 3.5%
Cintas Corp.	11,100	2,079,918
Copart, Inc. (a)	24,700	1,264,146
KAR Auction Services, Inc.	23,100	1,319,934
		4,663,998
Electrical Equipment - 2.3%
AMETEK, Inc.	17,100	1,255,653
Fortive Corp.	24,300	1,848,501
		3,104,154
Industrial Conglomerates - 2.9%
ITT, Inc.	15,100	837,295
Roper Technologies, Inc.	9,970	2,966,972
		3,804,267
Machinery - 2.2%
Cummins, Inc.	2,250	339,885
IDEX Corp.	11,000	1,511,400
Toro Co.	17,000	1,053,830
		2,905,115
Professional Services - 1.1%
CoStar Group, Inc. (a)	1,000	369,390
Equifax, Inc.	11,100	1,139,637
		1,509,027

TOTAL INDUSTRIALS		21,039,963

INFORMATION TECHNOLOGY - 33.8%
Communications Equipment - 1.7%
F5 Networks, Inc. (a)	12,900	2,218,413
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	23,100	2,031,414
IT Services - 13.0%
Adyen BV	100	51,743
Akamai Technologies, Inc. (a)	19,000	1,306,250
Alliance Data Systems Corp.	6,150	1,232,214
Fiserv, Inc. (a)	37,100	2,935,723
FleetCor Technologies, Inc. (a)	4,300	831,620
Global Payments, Inc.	12,800	1,431,168
Total System Services, Inc.	50,700	4,429,658
VeriSign, Inc. (a)	26,500	4,135,590
Worldpay, Inc. (a)	10,300	883,843
		17,237,809
Semiconductors & Semiconductor Equipment - 8.7%
Analog Devices, Inc.	17,800	1,636,176
Broadcom, Inc.	1,500	356,115
KLA-Tencor Corp.	15,500	1,527,680
Lam Research Corp.	13,100	2,056,176
Microchip Technology, Inc. (b)	21,602	1,620,150
ON Semiconductor Corp. (a)	148,000	2,838,640
Skyworks Solutions, Inc.	21,500	1,564,555
		11,599,492
Software - 8.9%
Adobe, Inc. (a)	3,400	853,026
Black Knight, Inc. (a)	20,800	943,072
CDK Global, Inc.	9,600	483,840
Check Point Software Technologies Ltd. (a)	10,600	1,185,186
Citrix Systems, Inc.	32,400	3,530,628
Intuit, Inc.	2,600	557,778
Parametric Technology Corp. (a)	18,200	1,574,118
Red Hat, Inc. (a)	1,700	303,552
Workday, Inc. Class A (a)	14,500	2,378,000
		11,809,200

TOTAL INFORMATION TECHNOLOGY		44,896,328

MATERIALS - 0.9%
Chemicals - 0.9%
Sherwin-Williams Co.	1,400	593,698
The Chemours Co. LLC	20,800	592,384
		1,186,082
REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
CoreSite Realty Corp.	13,200	1,286,472
Equity Lifestyle Properties, Inc.	13,600	1,353,608
		2,640,080
UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
NRG Energy, Inc.	18,000	691,740
TOTAL COMMON STOCKS
(Cost $120,367,157)		130,476,190

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 2.27% (c)	2,690,354	2,690,892
Fidelity Securities Lending Cash Central Fund 2.27% (c)(d)	1,610,336	1,610,497
TOTAL MONEY MARKET FUNDS
(Cost $4,301,389)		4,301,389
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $124,668,546)		134,777,579
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(1,784,972)
NET ASSETS - 100%		$132,992,607

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$29,516
Fidelity Securities Lending Cash Central Fund	5,898
Total	$35,414

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $1,590,150) — See accompanying schedule: Unaffiliated issuers (cost $120,367,157)	$130,476,190
Fidelity Central Funds (cost $4,301,389)	4,301,389
Total Investment in Securities (cost $124,668,546)		$134,777,579
Receivable for fund shares sold		57,318
Dividends receivable		133,850
Distributions receivable from Fidelity Central Funds		3,506
Other receivables		971
Total assets		134,973,224
Liabilities
Payable for investments purchased	$314,276
Payable for fund shares redeemed	6,680
Accrued management fee	49,269
Collateral on securities loaned	1,610,392
Total liabilities		1,980,617
Net Assets		$132,992,607
Net Assets consist of:
Paid in capital		$125,704,027
Total distributable earnings (loss)		7,288,580
Net Assets, for 11,864,552 shares outstanding		$132,992,607
Net Asset Value, offering price and redemption price per share ($132,992,607 ÷ 11,864,552 shares)		$11.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2018
Investment Income
Dividends		$1,174,121
Special dividends		300,900
Income from Fidelity Central Funds		35,414
Total income		1,510,435
Expenses
Management fee	$561,423
Independent trustees' fees and expenses	615
Commitment fees	199
Total expenses before reductions	562,237
Expense reductions	(2,503)
Total expenses after reductions		559,734
Net investment income (loss)		950,701
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,199,841)
Fidelity Central Funds	381
Foreign currency transactions	67
Total net realized gain (loss)		(3,199,393)
Change in net unrealized appreciation (depreciation) on investment securities		4,122,474
Net gain (loss)		923,081
Net increase (decrease) in net assets resulting from operations		$1,873,782

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2018	For the period May 25, 2017 (commencement of operations) to November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$950,701	$192,445
Net realized gain (loss)	(3,199,393)	(523,829)
Change in net unrealized appreciation (depreciation)	4,122,474	5,986,559
Net increase (decrease) in net assets resulting from operations	1,873,782	5,655,175
Distributions to shareholders	(240,378)	–
Total distributions	(240,378)	–
Share transactions
Proceeds from sales of shares	72,393,898	81,896,163
Reinvestment of distributions	240,378	–
Cost of shares redeemed	(21,786,663)	(7,039,748)
Net increase (decrease) in net assets resulting from share transactions	50,847,613	74,856,415
Total increase (decrease) in net assets	52,481,017	80,511,590
Net Assets
Beginning of period	80,511,590	–
End of period	$132,992,607	$80,511,590
Other Information
Undistributed net investment income end of period		$197,572
Shares
Sold	6,382,053	8,041,900
Issued in reinvestment of distributions	21,833	–
Redeemed	(1,892,561)	(688,673)
Net increase (decrease)	4,511,325	7,353,227

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies K6 Fund

Years ended November 30,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.09C	.04
Net realized and unrealized gain (loss)	.20	.91
Total from investment operations	.29	.95
Distributions from net investment income	(.03)	–
Total distributions	(.03)	–
Net asset value, end of period	$11.21	$10.95
Total ReturnD,E	2.68%	9.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.45%	.45%H
Expenses net of fee waivers, if any	.45%	.45%H
Expenses net of all reductions	.45%	.45%H
Net investment income (loss)	.76%C	.81%H
Supplemental Data
Net assets, end of period (000 omitted)	$132,993	$80,512
Portfolio turnover rateI	51%J	56%H,J

 A For the period May 25, 2017 (commencement of operations) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .52%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018

1. Organization.

Fidelity Growth Strategies K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,287,550
Gross unrealized depreciation	(5,218,848)
Net unrealized appreciation (depreciation)	$10,068,702
Tax Cost	$124,708,877

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$907,486
Capital loss carryforward	$(3,687,609)
Net unrealized appreciation (depreciation) on securities and other investments	$10,068,702

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,687,609)

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017(a)
Ordinary Income	$240,378	$ -

 (a) For the period May 25, 2017 (commencement of operations) to November 30, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $61,141,364 and $59,644,231, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $49,866,907 in exchange for 4,391,663 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $933 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Exchanges In-Kind. During the prior period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $77,806,295 in exchange for 7,648,188 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $199 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,898. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,468 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $35.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies K6 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies K6 Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018 and the statement of changes in net assets and the financial highlights for the year ended November 30, 2018 and for the period May 25, 2017 (commencement of operations) through November 30, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year ended November 30, 2018, and the changes in its net assets and the financial highlights for the year ended November 30, 2018 and for the period May 25, 2017 (commencement of operations) through November 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Actual	.45%	$1,000.00	$979.00	$2.23
Hypothetical-C		$1,000.00	$1,022.81	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 97% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Growth Strategies K6 Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FEGK6-ANN-0119
1.9883995.101

Item 2.

Code of Ethics

As of the end of the period, November 30, 2018, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund and Fidelity Series Growth Company Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$108,000	$100	$19,000	$2,300
Fidelity Series Growth Company Fund	$70,000	$100	$19,000	$1,900

November 30, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$145,000	$200	$19,100	$3,400
Fidelity Series Growth Company Fund	$62,000	$100	$19,400	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Flex Mid Cap Growth Fund, Fidelity Growth Strategies Fund, Fidelity Growth Strategies K6 Fund and Fidelity New Millennium Fund (the “Funds”):

Services Billed by PwC

November 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Growth Fund	$38,000	$3,200	$2,600	$1,600
Fidelity Growth Strategies Fund	$49,000	$4,200	$8,200	$2,100
Fidelity Growth Strategies K6 Fund	$38,000	$3,200	$4,000	$1,600
Fidelity New Millennium Fund	$64,000	$5,500	$3,800	$2,700

November 30, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Growth Fund	$38,000	$2,300	$2,800	$1,100
Fidelity Growth Strategies Fund	$48,000	$4,500	$3,500	$2,200
Fidelity Growth Strategies K6 Fund	$38,000	$1,700	$2,800	$800
Fidelity New Millennium Fund	$63,000	$5,700	$67,500	$2,700

A Amounts may reflect rounding.

B Fidelity Flex Mid Cap Growth Fund commenced operations on March 8, 2017 and Fidelity Growth Strategies K6 Fund commenced operations on May 25, 2017.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2018A	November 30, 2017A
Audit-Related Fees	$290,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2018A	November 30, 2017A,B
Audit-Related Fees	$7,745,000	$9,220,000
Tax Fees	$20,000	$150,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Mid Cap Growth Fund and Fidelity Growth Strategies K6 Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2018A	November 30, 2017A,B
Deloitte Entities	$795,000	$340,000
PwC	$10,985,000	$11,775,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Mid Cap Growth Fund and Fidelity Growth Strategies K6 Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 24, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 24, 2019